As filed with the Securities and Exchange Commission on December 1, 2021

Securities Act File No. [   ]

Investment Company Act File No. 811-23758

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ PRE-EFFECTIVE AMENDMENT NO. [   ]

☐ POST-EFFECTIVE AMENDMENT NO. [   ]

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐ AMENDMENT NO. [   ]

Eagle Point Institutional Income Fund

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(203) 340-8500

(Address and telephone number, including area code, of principal executive offices)

Thomas P. Majewski
600 Steamboat Road, Suite 202
Greenwich, CT 06830

(Name and address of agent for service)

COPIES TO:

Thomas J. Friedmann, Esq.	Jonathan H. Gaines, Esq.
Dechert LLP	Dechert LLP
One International Place, 40th Floor	Three Bryant Park
100 Oliver Street	1095 Avenue of the Americas
Boston, MA 02110	New York, NY 10036-6797
(617) 728-7120	(212) 641-5600

Approximate Date of Commencement of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c).

☐	immediately upon filing pursuant to paragraph (b) of Rule 486.

☐	on (date) pursuant to paragraph (b) of Rule 486.

☐	60 days after filing pursuant to paragraph (a) of Rule 486.

☐	on (date) pursuant to paragraph (a) of Rule 486.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock	$1,000,000	$92.70

(1)	Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

Preliminary Prospectus Dated December 1, 2021

  Eagle Point institutional income fund

PROSPECTUS

[   ], 2021

Shares of Beneficial Interest

600 Steamboat Road
Suite 202
Greenwich, CT 06830

Eagle Point Institutional Income Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund is managed by Eagle Point Credit Management LLC (the “Adviser”), which is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). The Fund intends to elect to be treated, and to qualify annually, as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation.

Investment Portfolio. We seek to achieve our investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a portfolio consisting primarily of U.S. first lien, floating rate senior secured loans with a large number of distinct underlying borrowers across various industry sectors and ratings that are below investment grade. CLOs are pooled investment vehicles comprised primarily of senior secured loans.

According to S&P LCD, the senior secured loan market has $[   ] billion of outstanding principal balance, and $[   ] billion of new senior secured loans were issued from January through [   ]. The CLO market issued $93.1 billion and $[   ] billion in 2020 and year-to-date through November 30, 2021, respectively. According to a research report prepared by the Jacobs Levy Equity Management Center for Quantitative Financial Research Paper in July 2020, CLO equity investments have generated a median internal rate of return (“IRR”) of 13.13% since 1997 for all CLOs that paid down 99% of senior debt (537 transactions). CLO equity is highly levered, volatile, and may suffer significant losses. The foregoing does not represent the returns, projected returns or investment outcome of an investment in the Fund. In a different market environment, the IRRs of CLO investments may have been different.

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We may also invest in other related securities and instruments or other securities and investments that the Adviser believes are consistent with our investment objectives, including senior debt tranches of CLOs, loan accumulation facilities, securities issued by other securitization vehicles (such as credit-linked notes, collateralized bond obligations (“CBOs”), and revolver CLOs), senior secured loans and corporate bonds. The amount that we invest in other securities and instruments, which may include investments in debt and other securities issued by CLOs collateralized by non-U.S. loans and securities of other collective investment vehicles, will vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on our Adviser’s assessment of prevailing market conditions. Loan accumulation facilities are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. Loan accumulation facilities typically incur leverage between four and six times prior to a CLO’s pricing.

The CLO securities in which we primarily seek to invest are unrated or rated below investment grade and considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and junior debt securities in which we invest are highly leveraged (with CLO equity securities typically being leveraged approximately ten times), which significantly magnifies our risk of loss on such investments relative to senior debt tranches of CLOs. See “Risk Factors — Risks Related to Our Investments — Our investments in CLO securities and other structured finance securities involve certain risks.”

We may borrow funds to make investments. As a result, we would be exposed to the risk of borrowing (also known as leverage) which may be considered a speculative investment technique. Leverage increases the volatility of investments and magnifies the potential for loss on amounts invested thereby increasing the risk associated with investing in our Shares. See “Risk Factors — Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.”

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. Before buying any of the Fund’s shares of beneficial interest (“Shares”), you should read the discussion of the principal risks of investing in the Fund, which are summarized in “Prospectus Summary—Risk Factors” beginning on page 2 and in “Risk Factors” beginning on page 46.

	Per Share	Total(1)
Public Offering Price	At current net asset value plus any applicable sales load	$	[	]
Sales Load(1) as a percentage of purchase amount	Up to [ ]%		Up to [	]%
Proceeds to the Fund Before Expenses(2)	Current net asset value	$	[	]

(1)	Investors purchasing Shares may be charged a sales load of up to [ ]% of the investment amount. The sales load may be reduced. Please see Plan of Distribution for more details. The table assumes the maximum sales load is charged and that all amounts currently registered are sold in the continuous offering.

(2)	The Fund is currently offering on a continuous basis up to [ ] Shares. Subject to limitations and restrictions described in this Prospectus and the SAI, the Fund will bear the Fund’s organizational costs and ongoing offering costs associated with the Fund’s continuous offering of Shares. The Fund’s estimated organizational and initial offering expenses (including pre-effective expenses) are $[ ] (approximately [ ]% of the gross proceeds) if the maximum number of shares are sold at $[ ] per share. The Fund will pay for organizational and offering (“O&O”) expenses up to a limit of [ ]% of gross proceeds raised in the offering. See “Fund Expenses.”

The Fund is offering [ ] Shares on a continuous basis at the net asset value, or “NAV,” per Share plus any applicable sales loads.

2

[ ] acts as the dealer manager of the Shares (the “Dealer Manager”) on a best-efforts basis, subject to various conditions. The Dealer Manager and the Adviser may enter into selected dealer agreements with various brokers-dealers and other financial intermediaries (“Selling Agents”), some of which may be affiliates of the Adviser, that have agreed to participate in the distribution of the Shares. Investments in the Shares may be subject to a sales load of up to [ ]% of the investment amount. The Adviser, the Dealer Manager and a Selling Agent (each as defined herein) may, as mutually agreed and stated in the applicable agreement, waive all or a portion of the sales load for certain investors. The minimum initial investment is $2,500, and the minimum additional investment in the Fund by any investor is $500. The Fund reserves the right to waive investment minimums. The Dealer Manager and/or any Selling Agent may impose additional eligibility requirements for investors who purchase Shares through the Dealer Manager or such Selling Agent. See “Plan of Distribution.”

Investing in our shares may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” beginning on page 46 to read about the risks you should consider before buying our shares, including the risk of leverage.

•	Our shares will not be publicly traded and you should not expect to be able to sell your shares regardless of how we perform.

•	Our shares are not currently listed on any securities exchange, and we do not expect a secondary market in the shares to develop in the foreseeable future, if ever.

•	To provide shareholders with limited liquidity, the Fund intends to conduct repurchases of Shares in each quarter beginning the calendar quarter ending [ ]. The Fund intends to offer to repurchase Shares from Shareholders in each quarter in an amount up to 5% of the Fund’s net asset value as of the prior calendar quarter end. Our Board of Trustees (the “Board”) has complete discretion to determine whether we will engage in any share repurchase, and if so, the terms of such repurchase. See “Repurchases of Shares.”

•	An investment in our Shares is not suitable for investors that require short-term liquidity. See “Repurchases of Shares.”

•	We may pursue a liquidity event for our Shareholders. A liquidity event could include, among other things, (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our Shares on a national securities exchange or (3) a merger or another transaction approved by our Board of Trustees in which our Shareholders will receive cash or shares of a publicly traded company, which may be another investment company managed by our Adviser. See “Liquidity Strategy.”

•	Because you will be unable to sell your shares through a securities exchange, you will be unable to reduce your exposure on any market downturn.

•	A portion or all of any distribution of the Fund may consist of a return of capital.

•	Our distributions may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment. Any capital returned to Shareholders through distributions will be distributed after the accrual of fees and expenses.

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information (“SAI”) dated [   ], 2021, has been filed with the Securities and Exchange Commission (“SEC”). The SAI is incorporated by reference into, and is legally considered part of, this Prospectus. The Fund also will produce both annual and semi-annual reports that will contain important information about the Fund. The SAI and the annual and semi-annual reports (when available), as well as additional information about the Fund are available upon request and without charge on our website at [ ] or by calling [(844) 810-6501]. The SAI, and other information about the Fund, is also available on the SEC’s website (http://www.sec.gov). The address of the SEC’s Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information.

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PROSPECTUS SUMMARY

The following summary highlights some of the information contained in this prospectus. It is not complete and may not contain all the information that is important to a decision to invest in our securities. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus and any applicable prospectus supplement. Except where the context suggests otherwise, the terms:

•	“Eagle Point Institutional Income Fund,” the “Fund,” “we,” “us” and “our” refer to Eagle Point Institutional Income Fund, a Delaware statutory trust and any consolidated subsidiaries;

•	“Eagle Point Credit Management” and “Adviser” refer to Eagle Point Credit Management LLC, a Delaware limited liability company; and

•	“Eagle Point Administration” and “Administrator” refer to Eagle Point Administration LLC, a Delaware limited liability company.

Eagle Point Institutional Income Fund

We are an externally managed, non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. We intend to elect to be treated, and to qualify annually, as a regulated investment company, or “RIC,” under Subchapter M of the Code commencing with our tax year ended [ ], [Year].

Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in equity and junior debt tranches of CLOs that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. We may also invest in other related securities and instruments or other securities and instruments that the Adviser believes are consistent with our investment objectives, including senior debt tranches of CLOs, loan accumulation facilities, securities issued by other securitization vehicles (such as credit-linked notes, CBOs, and revolver CLOs), senior secured loans and corporate bonds. Loan accumulation facilities are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. Loan accumulation facilities typically incur leverage between four and six times prior to a CLO’s pricing. The amount that we will invest in other securities and instruments, which may include investments in debt and other securities issued by CLOs collateralized by non-U.S. loans and securities of other collective investment vehicles, will vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on the Adviser’s assessment of prevailing market conditions. In normal market conditions, we expect over [60]% of the Fund’s investment portfolio to be comprised of CLO equity investments. The CLO securities in which we primarily seek to invest are rated below investment grade or, in the case of CLO equity securities, are unrated, and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and junior debt securities in which we invest are highly leveraged (with CLO equity securities typically being leveraged approximately ten times), which significantly magnifies our risk of loss on such investments.

These investment objectives are not fundamental policies of ours and may be changed by our Board of Trustees without prior approval of our Shareholders. See “Business.”

We seek to make investments in the primary and secondary markets. In the primary CLO market (i.e., acquiring securities at the inception of a CLO), we seek to invest in CLO securities that the Adviser believes have the potential to generate attractive risk-adjusted returns and to outperform other similar CLO securities issued within the respective vintage period. In the secondary CLO market (i.e., acquiring existing CLO securities), we seek to invest in CLO securities that the Adviser believes have the potential to generate attractive risk-adjusted returns.

The Adviser pursues a differentiated strategy within the CLO market focused on:

•	proactive and proprietary sourcing and identification of investment opportunities;

•	utilization of the Adviser’s methodical investment analysis and due diligence process;

•	active involvement at the CLO structuring and formation stage; and

•	taking, in many instances, significant stakes in CLO equity and junior debt tranches.

The Adviser has been executing on comparable CLO investment strategies since 2012. We believe that the Adviser’s direct and often longstanding relationships with CLO collateral managers, its CLO structural expertise and its relative scale in the CLO market will enable us to source and execute investments with attractive economics and terms relative to other CLO opportunities.

When we make a significant primary market investment in a particular CLO tranche, we generally expect to be able to influence the CLO’s key terms and conditions. In particular, the Adviser believes that, although typically exercised only a minority of the time in the Adviser’s experience, the protective rights associated with holding a majority position in a CLO equity tranche (such as the ability to call the CLO after the non-call period, to refinance/reprice certain CLO debt tranches after a period of time and to influence potential amendments to the governing documents of the CLO) may reduce our risk in these investments. We may acquire a majority position in a CLO tranche directly, or we may benefit from the advantages of a majority position where both we and other accounts managed by the Adviser collectively hold a majority position, subject to any restrictions on our ability to invest alongside such other accounts. See “Business — Other Investment Techniques — Co-Investment with Affiliates.”

We seek to construct a portfolio of CLO securities that provides varied exposure across a number of key categories, including:

•	number and investment style of CLO collateral managers who we believe to be the top performers

•	CLO vintage period

•	number of borrowers underlying each CLO; and

•	industry type of a CLO’s underlying borrowers.

The Adviser has a track record of constructing diversified portfolios of aforementioned categories in other funds and accounts managed by the Adviser. The Adviser has a long-term investment horizon and invests primarily with a buy-and-hold mentality. However, on an ongoing basis, the Adviser actively monitors each investment and may sell positions if circumstances change from the time of investment or if the Adviser believes it is in our best interest to do so.

The Adviser’s investment strategy seeks to generate attractive risk-adjusted returns for Fund investors.

•	Attractive Underlying Assets: First lien, floating rate senior secured loans (the underlying collateral of CLOs) have demonstrated strength and consistency through multiple economic cycles, as measured by yield, total return, default rate, and recovery rate. Senior secured loans to U.S. corporate borrowers have generated positive returns in 27 of the last 29 years;

•	Resilient CLO Structure: CLOs are designed to offer dynamic loan portfolio management and long-term, committed and non-Mark-to-Market financing;

•	Specialist Investment Adviser Dedicated to CLO Investing: The Adviser has significant expertise in CLO investing, including [52] years of combined CLO industry experience among the Senior Investment Team and differentiated origination, due diligence, structuring and portfolio management techniques. The Adviser manages [ ] funds and separate accounts with a total of $[ ] billion of assets under management dedicated to investing in CLO equity and debt tranches as of [ ];

•	Strong Historical Performance of CLO Equity and Debt Investments: CLO equity investments have historically generated high total returns in an intermediate to long term investment horizon. According to a research report prepared by the Jacobs Levy Equity Management Center for Quantitative Financial Research Paper in July 2020, CLO equity investments have generated a median IRR of 13.13% since 1997 for all CLOs that paid down 99% of senior debt (537 transactions). Spreads on CLO bonds are greater than corporate bonds with comparable ratings and specifically, spreads on BB-rated CLO debt exceed those of BB-rated corporate bonds by the greatest margin relative to other debt rating categories. Historical defaults are also lower for CLO bonds compared to corporate bonds. CLO equity and debt are highly levered, volatile, and may suffer significant losses. The foregoing does not represent the returns, projected returns or investment outcome of an investment in the Fund. In a different market environment, the IRRs of CLO investments may have been different; and

•	Access to Institutional Investments: The Fund provides access to sophisticated investments that have historically only been available to institutional investors.

Eagle Point Credit Management

Eagle Point Credit Management, our investment adviser, manages our investments subject to the supervision of our Board of Trustees pursuant to an investment advisory agreement, or the “Investment Advisory Agreement.” An affiliate of the Adviser, Eagle Point Administration, performs, or arranges for the performance of, our required administrative services. For a description of the fees and expenses that we pay to the Adviser and the Administrator, see “Management.”

The Adviser is registered as an investment adviser with the SEC. As of [September 30, 2021], the Adviser, collectively, with Eagle Point Income Management, an affiliate of the Adviser, had approximately $[5.9] billion of total assets under management (including capital commitments that were undrawn as of such date) for investment across [   ] funds and managed accounts. The Adviser’s diversified investor base is comprised of institutions, high net worth individuals and retail investors. Based on the Adviser’s CLO equity assets under management, the Adviser believes that it is among the largest CLO equity investors in the market.

The Adviser was established in November 2012 by Thomas P. Majewski and Stone Point Capital LLC, or “Stone Point,” as investment manager of Trident V, L.P. and related investment vehicles, which we refer to collectively as the “Trident V Funds.” The Adviser is primarily owned by the Trident V Funds through intermediary holding companies. The Adviser’s Senior Investment Team also holds an indirect ownership interest in the Adviser. The Adviser is ultimately governed through intermediary holding companies by a board of managers, or the “Adviser’s Board of Managers,” which includes Mr. Majewski and certain principals of Stone Point. See “Management.” Stone Point, an investment adviser registered with the SEC, is a specialized private equity firm focused on the financial services industry with $[     ] billion in assets under management. The “Senior Investment Team” is led by Mr. Majewski, Managing Partner of the Adviser, and is also comprised of Daniel W. Ko, Principal and Portfolio Manager, and Daniel M. Spinner, Principal and Portfolio Manager. The Senior Investment Team is primarily responsible for our day-to-day investment management and the implementation of our investment strategy and process.

Each member of the Senior Investment Team is a CLO industry specialist who has been directly involved in the CLO market for the majority of his career and has built relationships with key market participants, including CLO collateral managers, investment banks and investors. Members of the Senior Investment Team have been involved in the CLO market as:

•	the head of the CLO business at various investment banks;

•	a lead CLO structurer and collateralized debt obligation (“CDO”) workout specialist at an investment bank;

•	a CLO equity and debt investor;

•	principal investors in CLO collateral management firms; and

•	a lender and mergers and acquisitions adviser to CLO collateral management firms.

We believe that the complementary, yet highly specialized, skill set of each member of the Senior Investment Team provides the Adviser with a competitive advantage in its CLO-focused investment strategy. See “Management — Portfolio Managers.”

In addition to managing our investments, the Adviser and its affiliates and the members of the Senior Investment Team manage investment accounts for other clients, including Eagle Point Credit Company Inc. (“Eagle Point Credit Company” or “ECC”) and Eagle Point Income Company Inc. (“Eagle Point Income Company” or “EIC”), which are closed-end management investment companies that are registered under the 1940 Act and traded on the New York Stock Exchange, as well as multiple privately offered pooled investment vehicles and institutional separate accounts. Many of these accounts pursue an investment strategy that substantially or partially overlaps with the strategy that we pursue.

The Adviser manages [   ] funds and separate accounts with a total of $[   ] billion of assets under management dedicated to investing in CLO equity and debt tranches as of [   ].

The Adviser and its affiliates have over $[   ] million invested in strategies managed by the Adviser.

Senior Secured Loan and CLO Overview

Our investment portfolio is comprised primarily of investments in the equity and junior debt tranches of CLOs. The CLOs that we primarily target are securitization vehicles that pool portfolios of primarily U.S. first lien, floating rate senior secured loans that are rated below investment grade. Such pools of underlying assets are often referred to as CLO “collateral.” While the vast majority of the portfolio of most CLOs consists of senior secured loans, many CLOs enable the CLO collateral manager to invest up to 10% of the portfolio in assets that are not first lien senior secured loans, including second lien loans, unsecured loans, senior secured bonds and senior unsecured bonds. CLOs have historically been the largest investor in senior secured loans, with market share ranging from 40% to greater than 70% and an average of 60% since 2002 through September 2021.

According to S&P LCD, the senior secured loan market has $[    ] billion of outstanding principal balance and $[   ] billion of new senior secured loans were issued from January through [   ].

The average senior secured loans comprising the portfolios of the CLOs in which we invest, and such CLOs themselves, may have characteristics that vary from the foregoing.

According to S&P Capital IQ LCD, the CLO market issued $[   ] billion and $[   ] billion in 2020 and year-to-date through November 30, 2021, respectively.

CLO securities are held by a diverse mix of investors. In a June 25, 2020 report titled “Who Owns U.S. CLO Securities? An Update by Tranche”, the Federal Reserve estimated that 75% of U.S. CLO securities were owned by U.S. banks and institutional investors, including insurance companies, mutual funds, and pension funds.

CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying borrower and industry and that is subject to a variety of asset concentration limitations. Most CLOs are non-static, revolving structures that generally allow for reinvestment over a specific period of time (the “reinvestment period,” which is typically up to five years). The terms and covenants of a typical CLO structure are, with certain exceptions, based primarily on the cash flow generated by, and the par value (as opposed to the market price) of, the collateral. These covenants include collateral coverage tests, interest coverage tests and collateral quality tests.

A CLO funds the purchase of a portfolio of primarily senior secured loans via the issuance of CLO equity and debt securities in the form of multiple, primarily floating-rate, debt tranches. The CLO debt tranches typically are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below investment grade, at the junior level by Moody’s Investor Service, Inc., S&P and/or Fitch, Inc. The interest rate on the CLO debt tranches is the lowest at the AAA-level and generally increases at each level down the rating scale. The CLO equity tranche is unrated and typically represents approximately 8% to 11% of a CLO’s capital structure. Below investment grade and unrated securities are sometimes referred to as “junk” securities. The diagram below is for illustrative purposes only and highlights a hypothetical structure intended to depict a typical CLO in the market. A minority of CLOs also include a B-rated debt tranche, and the structure of CLOs in which we invest may otherwise vary from the example set forth below.

CLOs have two priority-of-payment schedules (commonly called “waterfalls”), which are detailed in a CLO’s indenture and which govern how cash generated from a CLO’s underlying collateral is distributed to the CLO’s equity and debt investors. One waterfall (the interest waterfall) applies to interest payments received on a CLO’s underlying collateral. The second waterfall (the principal waterfall) applies to cash generated from principal on the underlying collateral, primarily through loan repayments and the proceeds from loan sales. Through the interest waterfall, any excess interest-related cash flow available after the required quarterly interest payments to CLO debt investors are made and certain CLO expenses (such as administration and collateral management fees) are paid is then distributed to the CLO’s equity investors each quarter, subject to compliance with certain tests. Please see “Business — CLO Overview” for a more detailed description of a CLO’s typical structure and certain key terms and conditions thereof.

A CLO’s indenture typically requires that the maturity dates of a CLO’s assets (typically five to seven years from the date of issuance of a senior secured loan) be shorter than the maturity date of the CLO’s liabilities (typically 12 to 13 years from the date of issuance). However, CLO investors do face reinvestment risk with respect to a CLO’s underlying portfolio. In addition, in most CLO transactions, CLO debt investors are subject to prepayment risk in that the holders of a majority of the equity tranche can direct a call or refinancing of a CLO, which would cause the CLO’s outstanding CLO debt securities to be repaid at par. See “Risk Factors — Risks Related to Our Investments — We and our investments are subject to reinvestment risk.”

According to a research report prepared by the Jacobs Levy Equity Management Center for Quantitative Financial Research Paper in July 2020, CLO equity investments have generated a median IRR of 13.13% since 1997 for all CLOs that paid down 99% of senior debt (537 transactions). CLO equity is highly levered, volatile, and may suffer significant losses. The foregoing does not represent the returns, projected returns or investment outcome of an investment in the Fund. In a different market environment, the IRRs of CLO investments may have been different.

We believe that CLO equity has the following attractive fundamental attributes:

•	Strength of underlying assets (collateral): Historical performance demonstrates the consistency and stability of first lien, floating rate senior secured bank loans. Senior secured loans to large U.S. corporate borrowers have generated positive returns in 27 of the last 29 years.

•	Potential for strong absolute and risk-adjusted returns: We believe that CLO equity offers a potential total return profile that is attractive on a risk-adjusted basis compared to U.S. public equity markets over the long-term.

•	Expected shorter duration high-yielding credit investment with the potential for high quarterly cash distributions: Relative to certain other high-yielding credit investments such as mezzanine or subordinated debt, CLO equity is expected to have a shorter payback period with higher front-end loaded quarterly cash flows during the early years of a CLO’s life.

•	Expected protection against rising interest rates: Since a CLO’s asset portfolio is typically comprised principally of floating rate loans and the CLO’s liabilities are also generally floating rate instruments, we expect CLO equity to provide potential protection against rising interest rates when the London Interbank Offered Rate, or “LIBOR,” is above the applicable LIBOR floor on a CLO’s assets. However, our investments are still subject to other forms of interest rate risk. For a discussion of the interest rate risks associated with our investments, see “Risk Factors — Risks Related to Our Investments — We and our investments are subject to interest rate risk” and “Business — CLO Overview.”

•	Expected low-to-moderate correlation with fixed income and equity markets: Given that CLO assets and liabilities are primarily floating rate, we expect CLO equity investments to have a low-to-moderate correlation with U.S. fixed income securities over the long term. In addition, because CLOs generally allow for the reinvestment of principal during the reinvestment period regardless of the market price of the underlying collateral if the respective CLO remains in compliance with its covenants, we expect CLO equity investments to have a low-to-moderate correlation with the U.S. equity markets over the long term.

•	Strength of CLO balance sheet: Long term (~12 year) committed financing (shorter duration assets), no mark-to-market triggers.

CLO securities are also subject to a number of risks as discussed elsewhere in this “Prospectus Summary” section and in more detail in the “Risk Factors” section of this prospectus. Among our primary targeted investments, the risks associated with CLO equity are generally greater than those associated with CLO debt.

Our Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in CLO securities and related investments due to the following competitive advantages:

•	Adviser’s track record investing in CLO securities. The Adviser focuses primarily on CLO securities and related investments. Each member of the Senior Investment Team is a CLO specialist who has been involved with the CLO market for the majority of his career and brings a distinct and complementary skill set that the Adviser believes is necessary for our success. The Adviser has managed $[ ] billion investments in CLO securities since inception across [ ] funds and managed accounts. The Adviser manages [ ] funds and separate accounts with a total of $[ ] billion of assets under management dedicated to investing in CLO equity and debt tranches as of [ ]. The Adviser and its affiliates have over $[ ] million invested in strategies managed by the Adviser.

•	Deep CLO structural experience and expertise. Members of the Senior Investment Team have significant experience structuring, valuing and investing in CLOs throughout their careers. The Adviser believes that the initial structuring of a CLO investment is an important contributor to the ultimate risk-adjusted returns, and that experienced and knowledgeable investors can add meaningful value relative to other market participants by identifying investments with more protective and advantageous structures.

•	Methodical investment process. The goal of the Adviser’s investment process is to source, evaluate and execute investments in CLO securities and related investments that the Adviser believes have the potential to outperform the CLO market or the applicable market of such related investments, respectively, generally over the long term. This process, augmented by the first-hand CLO industry experience of the Adviser’s Senior Investment Team, is designed to be repeatable and is focused on key areas for analysis that the Adviser believes are most relevant to potential future performance. Our Adviser believes that its investment and security selection process, with its strong emphasis on assessing the skill of the CLO collateral manager and analyzing the structure of a CLO, differentiates its approach to investing in CLO securities. See “Business — Investment Process.”

•	Proactive investment sourcing. As specialists in the CLO market, members of the Senior Investment Team have developed relationships with many CLO collateral managers and, as such, the Adviser believes that it is viewed as an important market participant. We believe our Adviser’s relative size and prominence in the CLO market and the Senior Investment Team’s broad and often longstanding relationships with CLO collateral managers and arranging banks benefit us by enhancing our ability to source investments in their early stages and to execute investments in CLO securities. Since inception in 2012 through [ ], the Adviser has invested in [ ] CLO vehicles across [ ] different CLO managers.

•	Efficient vehicle for gaining exposure to CLO securities. We believe that we are structured as an efficient vehicle for investors to gain exposure to CLO securities and related investments, which typically have historically only been available to institutional investors. We believe our closed-end fund structure allows the Adviser to take a long-term view from a portfolio management perspective without the uncertainty posed by redemptions in an open-end fund structure. As such, the Adviser can focus principally on maximizing long-term risk-adjusted returns for the benefit of Shareholders. Moreover, our structure enables us to execute CLO reset transactions which have the effect of extending the life of the investment. In a CLO reset, the CLO’s indenture, which sets forth the terms governing the CLO, is “re-opened” (e.g., the terms of the indenture and the various tranches of the CLO can be re-negotiated). Among other potential benefits, resetting a CLO renews the reinvestment period on the CLO. The Adviser believes that, in certain instances, resetting a CLO can create meaningful value for CLO equity holders. Limited life investment vehicles may be unable to pursue such CLO resets due to the extended life of the investment and because certain CLO resets may require additional equity capital to be invested, which is something limited life investment vehicles may be unable to commit if they are beyond their investment period.

•	Institutional investment management and administration platform with other CLO funds under management. Investors in the Fund benefit from efficiencies created by the scale of the Adviser’s investment management and administration platform, including co-investments and enhanced negotiating leverage with counterparties.

Financing and Hedging Strategy

Leverage by the Fund.  We may use leverage as and to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. Certain instruments that create leverage are considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e. preferred stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.

Over the long term, management expects us to operate under normal market conditions generally with leverage within a range of 25-35% of total assets, although the actual amount of our leverage is uncertain from time to time. We expect that we will, or that we may need to, raise additional capital in the future to fund our continued growth, and we may do so by entering into a credit facility, issuing shares of preferred stock or debt securities or through other leveraging instruments. Subject to the limitations under the 1940 Act, we may incur additional leverage opportunistically or not at all and may choose to increase or decrease our leverage. We may use different types or combinations of leveraging instruments at any time based on the Adviser’s assessment of market conditions and the investment environment, including forms of leverage other than preferred stock, debt securities and/or credit facilities. In addition, we may borrow for temporary, emergency or other purposes as permitted under the 1940 Act, which indebtedness would generally not be subject to the asset coverage requirements described above. By leveraging our investment portfolio, we may create an opportunity for increased net income and capital appreciation. However, the use of leverage also involves significant risks and expenses, which will be borne entirely by our Shareholders, and our leverage strategy may not be successful. For example, the more leverage is employed, the more likely a substantial change will occur in our NAV per share of our common stock. See “Risk Factors — Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.”

Derivative Transactions.  We may engage in “Derivative Transactions,” as described below, from time to time. To the extent we engage in Derivative Transactions, we expect to do so to hedge against interest rate, credit and/or other risks, or for other investment or risk management purposes. We may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems it appropriate to do so. We may purchase and sell a variety of derivative instruments, including exchange-listed and over-the-counter, or “OTC,” options, futures, options on futures, swaps and similar instruments, various interest rate transactions, such as swaps, caps, floors or collars, and credit transactions and credit default swaps. We also may purchase and sell derivative instruments that combine features of these instruments. Collectively, we refer to these financial management techniques as “Derivative Transactions.” Our use of Derivative Transactions, if any, will generally be deemed to create leverage for us and involves significant risks. No assurance can be given that our strategy and use of derivatives will be successful, and our investment performance could diminish compared with what it would have been if Derivative Transactions were not used. See “Risk Factors — Risks Related to Our Investments — We are subject to risks associated with any hedging or Derivative Transactions in which we participate.”

Rule 18f-4 under the 1940 Act permits us to enter into derivatives and other transactions that create future payment or delivery obligations, including short sales, notwithstanding the senior security provisions of the 1940 Act if we comply with certain value-at-risk, or “VaR,” leverage limits and derivatives risk management program and board oversight and reporting requirements or comply with a “limited derivatives users” exception. We have elected to rely on the limited derivatives users exception. We may change this election and comply with the other provisions of Rule 18f-4 related to derivatives transactions at any time and without notice. To satisfy the limited derivatives users exception, we have adopted and implemented written policies and procedures reasonably designed to manage derivatives risk and limit derivatives exposure in accordance with Rule 18f-4. Rule 18f-4 also permits us to enter into reverse repurchase agreements or similar financing transactions notwithstanding the senior security provisions of the 1940 Act if we aggregate the amount of indebtedness associated with reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating our asset coverage ratios as discussed above or treat all such transactions as derivatives transactions for all purposes under Rule 18f-4.

Operating and Regulatory Structure

We are an externally managed, non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end management investment company, we are required to meet certain regulatory tests. See “Regulation as a Closed-End Management Investment Company.” In addition, we intend to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, commencing with our tax year ended on [ ], [Year].

Our investment activities are managed by the Adviser and supervised by our Board of Trustees. Under the Investment Advisory Agreement, we have agreed to pay the Adviser an annual base management fee based on our total assets as well as an incentive fee based on our “Pre-Incentive Fee Net Investment Income.” See “Management.” We have also entered into an administration agreement, which we refer to as the “Administration Agreement,” under which we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement. See “Management.”

Conflicts of Interest

Our executive officers and Trustees, and the Adviser and certain of its affiliates and their officers and employees, including the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage. The Adviser and the Administrator are affiliated with other entities engaged in the financial services business. In particular, the Adviser and Administrator are affiliated with Eagle Point Income Management and Stone Point, and certain members of the Adviser’s Board of Managers are principals of Stone Point. Pursuant to certain management agreements, Stone Point has received delegated authority to act as the investment manager of the Trident V Funds. The Adviser and the Administrator are primarily owned by the Trident V Funds through intermediary holding companies. The Trident V Funds and other private equity funds managed by Stone Point invest in financial services companies. These relationships may cause the Adviser’s or the Administrator’s and certain of their affiliates’ interests, and the interests of their officers and employees, including the Senior Investment Team, to diverge from our interests and may result in conflicts of interest that may not be foreseen or resolved in a manner that is always or exclusively in our best interest.

In addition, the Adviser is under common control with Marble Point Credit Management LLC, or “Marble Point,” which is a CLO collateral manager and manager of other investment vehicles that invest in senior secured loans, CLO securities and other related investments.

Our executive officers and Trustees, as well as other current and potential future affiliated persons, officers and employees of the Adviser and certain of its affiliates, may serve as officers, Trustees or principals of, or manage the accounts for, other entities including ECC and EIC, with investment strategies that substantially or partially overlap with the strategy that we pursue. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our Shareholders. See “Conflicts of Interest.”

In order to address such conflicts of interest, we have, among other things, adopted a code of ethics under Rule 17j-1 of the 1940 Act. Similarly, the Adviser has separately adopted the “Adviser Code of Ethics.” The Adviser Code of Ethics requires the officers and employees of the Adviser to act in the best interests of the Adviser and its client accounts (including us), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our Trustees and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

Pursuant to the investment allocation policies and procedures of the Adviser and Eagle Point Income Management, they seek to allocate investment opportunities among accounts in a manner that is fair and equitable over time. In addition, an account managed by the Adviser, such as us, is expected to be considered for the allocation of investment opportunities together with other accounts managed by certain affiliates of the Adviser, including Eagle Point Income Management. There is no assurance that such opportunities will be allocated to any particular account equitably in the short-term or that any such account, including us, will be able to participate in all investment opportunities that are suitable for it. See “Conflicts of Interest — Code of Ethics and Compliance Procedures.”

Co-Investment with Affiliates.  In certain instances, we co-invest on a concurrent basis with other accounts managed by the Adviser and may do so with other accounts managed by certain of the Adviser’s affiliates, subject to compliance with applicable regulations and regulatory guidance and the Adviser’s written allocation procedures. Exemptive relief granted by the SEC to Eagle Point Credit Management and certain of its affiliates (as well as ECC) permits us to participate in certain negotiated co-investments alongside other accounts, including ECC and EIC, managed by the Adviser, or certain of its affiliates, subject to certain conditions including (i) that a majority of our Trustees who have no financial interest in the transaction and a majority of our Trustees who are not “interested persons,” as defined in the 1940 Act, of us approve the co-investment and (ii) the price, terms and conditions of the co-investment are the same for each participant. A copy of the application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

Summary Risk Factors

The value of our assets, as well as the net asset value of our securities, will fluctuate. An investment in our securities should be considered risky, and you may lose all or part of your investment in us. Investors should consider their financial situation and needs, other investments, investment goals, investment experience, time horizons, liquidity needs and risk tolerance before investing in our securities. An investment in our securities may be speculative in that it involves a high degree of risk and should not be considered a complete investment program. We are designed primarily as a long-term investment vehicle, and our securities are not an appropriate investment for a short-term trading strategy. We can offer no assurance that returns, if any, on our investments will be commensurate with the risk of investment in us, nor can we provide any assurance that enough appropriate investments that meet our investment criteria will be available.

The following is a summary of certain principal risks of an investment in us. See “Risk Factors” for a more complete discussion of the risks of investing in our securities, including certain risks not summarized below.

•	Risks of Investing in CLOs and Other Structured Debt Securities. CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also inherently leveraged vehicles and are subject to leverage risk.

•	Subordinated Securities. CLO equity and junior debt securities that we expect to primarily invest in are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets. Though not exclusively, we will typically be in a first loss or subordinated position with respect to realized losses on the underlying assets held by the CLOs in which we are invested.

•	High Yield Investment Risk. The CLO equity and junior debt securities that we acquire are typically rated below investment grade, or in the case of CLO equity securities unrated, and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO equity and junior debt securities and other high yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact our performance.

•	Leverage Risk. The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify our risk of loss. CLO equity or junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged approximately ten times), and therefore the CLO securities in which we are currently invested and in which we intend to invest are subject to a higher degree of loss since the use of leverage magnifies losses.

•	Credit Risk. If (1) a CLO in which we invest, (2) an underlying asset of any such CLO or (3) any other type of credit investment in our portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, our income and/or NAV would be adversely impacted.

•	No Prior Operating History. We are a non-diversified, closed-end management investment company with no prior operating history as such. While the Adviser has a multi-year track record investing in CLO securities, prospective investors have a limited track record and history on which to base their investment decision in this Fund. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective, achieve our desired portfolio composition, or raise sufficient capital.

•	Inability to Raise Sufficient Capital. The offering is being made on a “best efforts” basis, meaning that a Dealer Manager is only required to use its best efforts to sell the shares and has no firm commitment or obligation to purchase any shares in the offering. As a result, the amount of proceeds the Fund raises in the offering may be substantially less than the amount the Fund would need to create its desired portfolio of investments, and it may not achieve the economies of scale necessary to operate in a cost effective manner. Further, the Fund will have certain fixed operating expenses, including certain expenses as a closed-end management investment company, regardless of whether the Fund is able to raise substantial funds in this offering. The Fund’s inability to raise substantial funds would increase its fixed operating expenses as a percentage of gross income, reducing the Fund’s net income and limiting its ability to make distributions. As a result, Shareholders may incur higher fees.

•	Key Personnel Risk. We are dependent upon the key personnel of the Adviser for our future success.

•	Conflicts of Interest Risk. Our executive officers and Trustees, and the Adviser and certain of its affiliates and their officers and employees, including the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage.

•	Prepayment Risk. The assets underlying the CLO securities in which we invest are subject to prepayment by the underlying corporate borrowers. In addition, the CLO securities and related investments in which we invest are subject to prepayment risk. If we or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, our investment performance will be adversely impacted.

•	LIBOR Risk. The CLO equity and debt securities in which we invest earn interest at, and CLOs in which we invest typically obtain financing at, a floating rate based on LIBOR. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR was susceptible to manipulation. In a speech on July 27, 2017, the then-Chief Executive of the Financial Conduct Authority of the UK (the “FCA”) announced the FCA’s intention to cease sustaining LIBOR. On March 5, 2021, the FCA announced that all LIBOR settings will either cease to be provided by any administrator, or no longer be representative immediately after December 31, 2021, for all GBP, EUR, CHF and JPY LIBOR settings and one-week and two-month US dollar LIBOR settings, and immediately after June 30, 2023 for the remaining US dollar LIBOR settings, including three-month US dollar LIBOR. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) and the Sterling Overnight Index Average Rate (SONIA, which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market), although other replacement rates could be adopted by market participants. At this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates or any other reforms to LIBOR. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. In addition, based on supervisory guidance from regulators, many banks are expected to cease issuance of new LIBOR-based instruments by January 1, 2022. To the extent that any LIBOR replacement rate utilized for senior secured loans differs from that utilized for debt of a CLO that holds those loans (including instances where the replacement rate is utilized for such loans prior to it being utilized by the CLO), for the duration of such mismatch, the CLO would experience an interest rate mismatch between its assets and liabilities, which would be expected to have an adverse impact on the cash flows distributed to CLO equity investors as well as our net investment income and portfolio returns until such mismatch is corrected or minimized, which would be expected to occur when both the underlying senior secured loans and the CLO debt securities utilize the same LIBOR replacement rate. As of the date hereof, certain senior secured loans have already transitioned to utilizing SOFR based interest rates whereas CLO debt securities have generally not yet transitioned to such replacement rate.

•	Liquidity Risk. Generally, there is no public market for the CLO investments we target. As such, we may not be able to sell such investments quickly, or at all. If we are able to sell such investments, the prices we receive may not reflect our assessment of their fair value or the amount paid for such investments by us.

•	Incentive Fee Risk. Our incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts our performance.

•	Fair Valuation of Our Portfolio Investments. Generally, there is no public market for the CLO investments we target. As a result, we value these securities at fair value in accordance with the requirements of the 1940 Act. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause our NAV on a given date to understate or overstate, possibly materially, the value that we ultimately realize on one or more of our investments.

•	Limited Investment Opportunities Risk. The market for CLO securities is more limited than the market for other credit related investments. We can offer no assurances that sufficient investment opportunities for our capital will be available.

•	Non-Diversification Risk. We are a non-diversified investment company under the 1940 Act and expect to hold a narrower range of investments than a diversified fund under the 1940 Act.

•	Market Risk. Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of our investments. A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital, reduce the availability of suitable investment opportunities for us or adversely and materially affect the value of our investments, any of which would negatively affect our business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

•	Loan Accumulation Facilities Risk. We may invest in loan accumulation facilities, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Fund may be responsible for either holding or disposing of the loans. This could expose the Fund primarily to credit and/or mark-to-market losses, and other risks.

•	Currency Risk. Although we primarily make investments denominated in U.S. dollars, we may make investments denominated in other currencies. Our investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar.

•	Hedging Risk. Hedging transactions seeking to reduce risks may result in poorer overall performance than if we had not engaged in such hedging transactions, and they may also not properly hedge our risks.

•	Reinvestment Risk. CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired (for example, during periods of loan compression or as may be required to satisfy a CLO’s covenants) or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of our assets and the market value of our securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that we will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

•	Interest Rate Risk. The price of certain of our investments may be significantly affected by changes in interest rates. As of the date of this prospectus, interest rates in the United States are near historic lows, which increases our exposure to risks associated with rising interest rates.

•	Refinancing Risk. If we incur debt financing and subsequently refinance such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If we fail to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, our liquidity will be lower than it would have been with the benefit of such financings, which would limit our ability to grow, and holders of our Shares would not benefit from the potential for increased returns on equity that incurring leverage creates.

•	Tax Risk. If we fail to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distributions, and the amount of such distributions, to our Shareholders and for payments to the holders of our other obligations.

•	Derivatives Risk. Derivative instruments in which we may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility and OTC trading risks. In addition, a small investment in derivatives could have a large potential impact on our performance, effecting a form of investment leverage on our portfolio. In certain types of derivative transactions, we could lose the entire amount of our investment; in other types of derivative transactions the potential loss is theoretically unlimited.

•	Counterparty Risk. We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on obligations, thereby resulting in potentially significant losses.

•	Global Economy Risk. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

•	COVID-19 Pandemic Risk. The COVID-19 pandemic has created economic and financial disruptions and contributed to increased volatility in global financial markets. The pandemic has affected certain countries, regions, companies, industries and market sectors more dramatically than others and will likely continue to do so. It is not known how long the impact of the COVID-19 pandemic will last or the severity thereof. Federal, state and local governments, as well as foreign governments, have taken aggressive steps to address problems being experienced by the markets and by businesses and the economy in general; however, there can be no assurance that these measures will be adequate.

•	Shares Not Listed; No Market for Shares. Shares are not traded on any national securities exchange or other market. No market currently exists for the Shares, and the Fund contemplates that one will not develop. The Shares are, therefore, not readily marketable. Beginning no later than the [ ] full calendar quarter following the date the Fund commences operations, the Adviser intends to recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to occur as of the end of each quarter. Although the Fund expects to offer to repurchase Shares quarterly, no assurances can be given that the Fund will do so and, in any case, repurchases are not expected to begin until [[ ] year(s)] after the Fund has commenced operations. Consequently, the Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

•	Closed-end Fund; Liquidity Risks. The Fund is a non-diversified closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV.

•	Repurchase Risks. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. With respect to any future repurchase offer, Shareholders tendering any Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer (the “Notice Date”). The Notice Date generally will be approximately [ ] days prior to the date as of which the Shares to be repurchased are valued by the Fund (the “Valuation Date”). Tenders will be revocable upon written notice to the Fund until approximately [ ] days prior to the Valuation Date (“Tender Withdrawal Date”). Shareholders that elect to tender any Shares for repurchase will not know the price at which such Shares will be repurchased until the Fund’s NAV as of the Valuation Date is able to be determined, which determination is expected to be able to be made in the month following that of the Valuation Date. It is possible that during the time period between the Notice Date and the Valuation Date, general economic and market conditions could cause a decline in the value of Shares in the Fund. Moreover, because the Notice Date and the Tender Withdrawal Date will be substantially in advance of the Valuation Date, Shareholders who tender Shares of the Fund for repurchase will receive their repurchase proceeds well after the Notice Date and will not know the amount of such proceeds prior to making a decision to tender.

Our Corporate Information

Our offices are located at 600 Steamboat Road, Suite 202, Greenwich, CT 06830, and our telephone number is (203) 340-8500.

SUMMARY OF THE OFFERING

Issuer	Eagle Point Institutional Income Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

Securities Offered by Us	The Fund is offering [ ] Shares on a continuous basis at the net asset value per Share plus any applicable sales loads.
Manner of Offering	Shares may be purchased as of the first business day of each month based upon the Fund’s then current net asset value. Each date on which Shares are delivered is referred to as a “Closing Date.” While the Fund intends to have monthly closings, the Board of Trustees reserves the right in its sole discretion to suspend or modify monthly closings from time to time when it believes it is in the best interests of the Fund. We may sell Fund Shares using processes developed or administered by the Depository Trust & Clearing Corporation (“DTCC”), including Direct Registration System (“DRS Settlement”) or Depository Trust Company (“DTC Settlement”). DRS Settlement and/or DTC Settlement (both closing services provided by DTC). Investors who are permitted to utilize the DRS Settlement method will be required to complete and submit investor applications (“Investor Applications”), which will be delivered to the escrow agent. We have the right to determine which settlement service to use, or both, and such options will be communicated to Selling Agents. Each prospective investor using DRS Settlement will be required to complete an Investor Application. Prior to the receipt and acceptance of the Investor Application, an investor’s funds will be held in escrow. See “Plan of Distribution.”
Use of Proceeds	We intend to use the proceeds from the sale of our securities pursuant to this prospectus to acquire investments in accordance with our investment objectives and strategies described in this prospectus, to make distributions to our Shareholders and for general working capital purposes. See “Use of Proceeds.”
Distributions

We intend to make regular monthly ordinary income distributions of all or a portion of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, and excluding any deduction for distributions paid to Shareholders) to Shareholders. We also intend to make at least annual distributions of all or a portion of our “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses). At times, in order to maintain a stable level of distributions, we may distribute less than all of our net investment income or distribute accumulated undistributed income in addition to current net investment income.

If a record date for a particular distribution occurs before an investor’s date of settlement, such investor who purchases shares in this offering will not be entitled to receive such distribution.

Distribution Reinvestment Plan	Subject to our Board of Trustees’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. We have adopted an “opt in” distribution reinvestment plan (“DRIP”) pursuant to which shareholders may elect to have the full amount of their cash distributions reinvested in additional shares of common stock. Shares will be issued pursuant to the DRIP at their net asset value. There is no sales load or other charge for distributions reinvestment. Participants in our DRIP are free to elect or revoke reinstatement in the DRIP within a reasonable time as specified in the plan. If shareholders elect to participate in the DRIP, distributions on shares of our common stock are automatically reinvested in additional shares of our common stock by [ ], or the “DRIP Agent.” Holders of our common stock who receive distributions in the form of additional shares of our common stock are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution and will not receive a corresponding cash distribution with which to pay any applicable tax. See “Distribution Reinvestment Plan.”

Leverage

We may use leverage as and to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, preferred stock, or notes and leverage attributable to reverse repurchase agreements or similar transactions. We expect that we will, or that we may need to, raise additional capital in the future to fund our continued growth and may do so by further increasing our leverage through entry into a credit facility, issuance of shares of preferred stock or debt securities or other leveraging instruments. In addition, the fact that the Management Fee is payable based upon our total assets, which would include any borrowings for investment purposes, creates an incentive for the Adviser to cause the Fund to use leverage to make additional investments, including when it may not be appropriate to do so.

Certain instruments that create leverage are considered to be senior securities under the 1940 Act. With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.

With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness.

Over the long term, management expects us to operate under normal market conditions generally with leverage within a range of 25-35% of total assets, although the actual amount of our leverage is uncertain from time to time.

In addition, while any senior securities remain outstanding, we generally must make provisions to prohibit any distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratio at the time of the distribution or repurchase.

The Fund’s underlying investments may also utilize leverage. For example, the CLO equity and junior debt securities in which we invest are highly leveraged (with CLO equity securities typically being leveraged approximately ten times), which significantly magnifies our risk of loss on such investments. See “Risk Factors – Risks Related to Our Investments.”

Preferred Stock

The Declaration of Trust provides that the Board may, subject to the Fund’s fundamental policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than Shares (including preferred interests, debt securities or other senior securities), by action of the Board without the approval of Shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio by which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating of the preferred shares, asset coverage requirements or portfolio composition requirements, in addition to those set forth in the 1940 Act, may be imposed. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund’s Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. If the dividend rate as redetermined on the Fund’s preferred shares plus the expenses of issuance approaches or exceeds the Fund’s current income after expenses on the investment of proceeds from the preferred shares, the Fund’s leveraged capital structure would result in a lower rate of current income to shareholders than if the Fund were not so structured.

Board of Trustees

The Fund has a Board of Trustees (each member a “Trustee” and, collectively, the “Board of Trustees”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser. See “Management.”

The Adviser

Eagle Point Credit Management LLC serves as the Fund’s investment adviser.

The Fund and the Adviser have entered into an investment advisory agreement (the “Investment Advisory Agreement”) that has an initial term expiring two years after its effective date. Thereafter, the Investment Advisory Agreement will continue in effect from year to year if its continuation is approved annually by the Board of Trustees, including a majority of the independent Trustees. The Board, or the Fund’s shareholders, may terminate the Investment Advisory Agreement on 60 days’ prior written notice to the Adviser.

Management Fee and Incentive Fee

We pay the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee.

Base management fee. Our base management fee is calculated and payable quarterly in arrears at an annual rate equal to [      ]% of our total assets (the “Management Fee”).

Incentive fee.  The incentive fee is calculated and payable quarterly in arrears and equals [   ]% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” of [   ]% of our NAV ([   ]% annualized) and a “catch up” feature (the “Incentive Fee”). For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from an investment) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to Eagle Point Administration, and any interest expense and/or dividends paid on any issued and outstanding debt or preferred stock, but excluding reimbursements paid under the Expense Limitation and Reimbursement Agreement or organizational and offering expenses and the incentive fee). No Incentive Fee is payable to the Adviser on capital gains, whether realized or unrealized. In addition, the amount of the Incentive Fee is not affected by any realized or unrealized losses that we may suffer. See “Management — Management Fee and Incentive Fee.”

Fees and Expenses	The Fund will bear all expenses incurred in the business of the Fund, including any charges, allocations and fees to which the Fund is subject as an investor. The Fund will also bear organizational and ongoing offering costs associated with the Fund’s continuous offering of Shares. The Fund’s offering expenses may include underwriter compensation. Total underwriter compensation paid with respect to the offering will not exceed the maximum allowed under FINRA Rule 5110. See “Summary of Fees and Expenses” and “Fund Expenses.”

Plan of Distribution

Fund Shares can be sold directly by the Fund to investors that do not transact through a broker-dealer pursuant to Rule 3a4-1 under the Exchange Act (“Direct Sales”) or through [   ] (the “Dealer Manager”), pursuant to the terms of a dealer manager agreement (the “Dealer Manager Agreement”).

Direct Sales will be made at a price that is greater than or equal to net asset value and such sales are privately negotiated with each direct investor.

The Dealer Manager acts as a distributor of the Fund’s Shares on a best-efforts basis, subject to various conditions. The Fund’s Shares are offered for sale through the Dealer Manager at NAV plus any applicable sales load. Under the Dealer Manager Agreement, [ ] also provides certain marketing and wholesale services in consideration of its receipt of a dealer manager fee. The Dealer Manager also may enter into selling agreements with Selling Agents for the sale and distribution of the Fund’s Shares.

The Dealer Manager is not required to sell any specific number or dollar amount of the Fund’s Shares but will use it best efforts to solicit orders for the sale of the Shares. Shares of the Fund will not be listed on any national securities exchange, and the Dealer Manager will not act as a market maker in Fund Shares.

The Fund, the Adviser or its affiliates may pay additional compensation to selling agents and their agents that have made arrangements with the Dealer Manager or the Fund and are authorized to buy and sell shares of the Fund (collectively, “Selling Agents”) in connection with the sale of Fund Shares. In return for the additional compensation, the Fund may receive certain marketing benefits or services including access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The additional compensation may differ among brokers or dealers in amount or in the amount of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of additional compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments.

Expense Limitation and Reimbursement Agreement

The Fund and the Adviser have entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation and Reimbursement Agreement”) that has an initial term expiring two years after its effective date.

The Expense Limitation and Reimbursement Agreement permits the Adviser to pay, directly or indirectly, Fund operating expenses or to waive fees due by the Fund to the Adviser or affiliates of the Adviser to the extent that it deems appropriate in order to ensure that the Fund bears an appropriate level of expenses. Expense payments or waivers made by the Adviser are subject to reimbursement from the Fund for up to three years after such expense payment or waiver was made.

After the initial term, the Board of Trustees may extend the term of the Expense Limitation and Reimbursement Agreement from year to year. The Board, or the Fund’s shareholders, may terminate the Expense Limitation and Reimbursement Agreement on 60 days’ prior written notice to the Adviser.

Organizational and Offering Expenses

The Fund will pay for organizational and offering (“O&O”) expenses up to a limit of [   ]% of gross proceeds raised in the offering. The Fund may pay O&O expenses in the form of direct payments to third party vendors. The Fund may also pay O&O expenses to affiliates of the Fund, the Adviser or the Administrator in the form of reimbursement (“Affiliate O&O Expense Reimbursement”). If the Adviser, the Administrator or an affiliate seeks reimbursement, an invoice must be submitted to the Fund and a payment will occur after the expense reimbursement has been properly reflected on the Fund’s financial statements for at least one semi-annual financial reporting period. After such time, the Fund may reimburse the Adviser, Administrator or affiliate subject to the total O&O expense limit.

Affiliate O&O Expense Reimbursement will not be included in the calculation of operating expenses under the Expense Limitation Agreement.

Purchase of Shares	The minimum initial investment in the Fund by an investor is $2,500. Additional investments in the Fund must be made in a minimum amount of $500. The minimum initial and additional investments may be reduced by the Fund.

The Fund accepts initial and additional purchases of Shares as of the first day of each calendar month. For DRS Settlement, the investor must submit a completed Investor Application [ ] business days before the applicable purchase date. All DRS Settlement purchases are subject to the receipt of immediately available funds [ ] business days prior to the applicable purchase date in the full amount of the purchase. An investor who misses one or both of these deadlines will have the effectiveness of its investment in the Fund delayed until the following month and the investor’s application will automatically be processed for the following closing.

Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable purchase date, i.e., the first day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any funds received in advance of the initial or subsequent purchases of Shares are placed in an account with the escrow agent (which may or may not bear interest) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Fund reserves the right to reject any purchase of Shares for any reason (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor. See “Other Risks of the Fund — Possible Exclusion of a Shareholder Based on Certain Detrimental Effects.”

Investor Suitability

An investment in the Fund involves a considerable amount of risk. A shareholder may lose money. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the investor’s investment objectives and personal situation and (ii) consider factors such as the investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Shareholders have no right to require the Fund to redeem their Shares in the Fund. See “Other Risks of the Fund — Closed-End Fund; Liquidity Risks.”

In addition, shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly. See “Repurchases of Shares — Repurchases of Shares.”

Valuation	Generally, there is no public market for the CLO investments we target. As a result, we value these securities at fair value in accordance with the requirements of the 1940 Act. Because such valuations, and particularly valuations of securities that are not publicly traded like those we hold, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if an active public market for these securities existed. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause our NAV on a given date to understate or overstate, possibly materially, the value that we may ultimately realize on one or more of our investments. See “Conflicts of Interest — Valuation.”
Unlisted Closed-End Structure; Limited Liquidity	The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.

Liquidity will be provided by the Fund only through limited repurchase offers described below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Other Risks of the Fund — Closed-End Fund; Liquidity Risks.”

We may pursue a liquidity event for our Shareholders. A liquidity event could include, among other things, (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our Shares on a national securities exchange or (3) a merger or another transaction approved by our Board of Trustees in which our Shareholders will receive cash or shares of a publicly traded company. We refer to the aforementioned scenarios as “liquidity events.” See “Liquidity Strategy.”

Repurchases of Shares by the Fund	No shareholder has the right to require the Fund to redeem Shares. The Fund may from time to time offer to repurchase Shares pursuant to written tenders by shareholders. Subject to the Board’s discretion, the Fund intends to offer to repurchase Shares from shareholders in each quarter in an amount up to 5% of the Fund’s net asset value. The Fund may extend multiple offers to repurchase Shares in a quarter in an aggregate amount of 5% of the Fund’s net asset value.

There is no minimum number of Shares which must be repurchased in any repurchase offer. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board of Trustees will consider the recommendations of the Adviser as to the timing and amount of such an offer, as well as a variety of operational, business and economic factors. Beginning no later than the [ ] full calendar quarter following the date the Fund commences operations, the Adviser currently expects that, generally, it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from shareholders quarterly, with such repurchases to be offered at the Fund’s net asset value per share as of [March 31, June 30, September 30 and December 31], as applicable. Each repurchase offer will generally commence approximately [ ] days prior to the applicable repurchase date.
If a repurchase offer is oversubscribed by shareholders who tender Shares, the Fund will repurchase a pro rata portion by value of the Shares tendered by each stockholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. The Fund also has the right to repurchase all of a shareholder’s Shares at any time if the aggregate value of such shareholder’s Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. In addition, the Fund has the right to repurchase Shares of shareholders if the Fund determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Fund’s Agreement and Declaration of Trust.
The Fund will not be able to dispose of its investment in CLO securities except through secondary transactions with third parties, which may occur at a significant discount to NAV and which may not be available at any given time. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in CLO securities in a timely manner or otherwise fund the share repurchase offer. See “Repurchases of Shares.”

Summary of Taxation

The Fund intends to qualify to be treated as a RIC under Subchapter M of the Code. For each taxable year that the Fund so qualifies, the Fund will generally not be subject to U.S. federal income tax on its taxable income and gains that it distributes as dividends for U.S. federal income tax purposes to Fund shareholders. The Fund intends to distribute its income and gains in a way that it should not be subject to an entity-level income tax on certain undistributed amounts. These distributions generally will be taxable as ordinary income or capital gains to the shareholders, whether or not they are reinvested in Shares. U.S. federally tax-exempt investors generally will not recognize unrelated business taxable income with respect to an investment in Shares as long as they do not borrow to make such investment.

If the Fund fails to qualify as a RIC or fails to distribute dividends for U.S. federal income tax purposes generally of an amount at least equal to 90% of the sum of its net ordinary income and net short-term capital gains to shareholders in any taxable year, the Fund would be subject to tax as an ordinary corporation on its taxable income (even if such income and gains were distributed to its shareholders) and all distributions out of earnings and profits to shareholders generally would be characterized as ordinary dividend income. In addition, the Fund could be required to recognize unrealized gains, incur substantial entity-level taxes and make certain distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

A shareholder that is not subject to U.S. federal income tax on its income as a result of an exemption accorded under Section 501 of the Code generally will not be subject to tax on amounts distributed to it by the Fund, provided that such stockholder’s acquisition of its Shares is not debt-financed within the meaning of Section 514 of the Code. The Fund will inform shareholders of the amount and character of its distributions to shareholders. See “U.S. Federal Income Tax Matters.”
ERISA Plans and Similar Tax-Exempt Entities	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Code, including employee benefit plans, individual retirement accounts (each, an “IRA”), and 401(k) and Keogh Plans may purchase Shares. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of such plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules of ERISA and the Code. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan (as defined below) that becomes a stockholder, solely as a result of the ERISA Plan’s investment in the Fund. See “ERISA Considerations.”
Reports to Shareholders	The Fund furnishes to shareholders as soon as practicable after the end of each calendar year information on Form 1099-DIV or Form 1099-B, as appropriate, and as required by law, to assist the shareholders in preparing their tax returns. The Fund prepares, and transmits or makes available to shareholders, an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.
Term	The Fund’s term is perpetual unless the offering is terminated due to executing a liquidity event or the Fund is otherwise terminated under the terms of the Fund’s organizational documents.

SUMMARY OF FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. The expenses shown in the table under “Annual Fund Expenses” are estimated based on projected amounts for the Fund’s first full year of operations and assume that the Fund (i) raises approximately $[●] million in proceeds in the one-year period beginning [●] resulting in estimated average net assets of approximately $[●] million; and (ii) incurs leverage in an amount equal to [●]% of the Fund’s total assets (as determined immediately after the leverage is incurred). Actual expenses will depend on the number of Shares the Fund sells in this offering and the amount of leverage the Fund employs, if any. Whenever this prospectus contains a reference to fees or expenses paid by “us” or “Eagle Point Institutional Income Fund,” or that “we” will pay fees or expenses, our Shareholders will indirectly bear such fees or expenses.

Shares
Stockholder Transaction Expenses (as a percentage of the offering price):
Sales load	[	]%(1)
Distribution reinvestment plan fees(2)	None
Total Stockholder transaction expenses	-%
Annual Fund Expenses (as a percentage of net assets attributable to common stock):
Base management fee	[	]%(3)
Incentive fees	[	]%(4)
Interest payments on borrowed funds	[	]%(5)
Other expenses	[	]%(6)
Total annual expenses	[	]%

(1)	Investors purchasing Shares may be charged a sales load of up to [ ]% of the investment amount. The table assumes the maximum sales load is charged. The Dealer Manager and/or a Selling Agent may, in its discretion, waive all or a portion of the sales load for certain investors. See “Plan of Distribution.”

(2)	Each holder of at least one full share of our common stock will be able to opt-in to our distribution reinvestment plan (“DRIP”). The expenses of administering the DRIP are included in “Other expenses.” See “Distribution Reinvestment Plan.”

(3)	Our base management fee is calculated and payable quarterly in arrears at an annual rate equal to [ ]% of our total assets, including assets that have been funded with borrowed monies. See “Management — Management Fee and Incentive Fee.” Our base management fee amount in the table above is greater than [ ]% because it is computed as a percentage of the Fund’s net assets for presentation therein pursuant to SEC requirements.

(4)	We have agreed to pay the Adviser as compensation under the Investment Advisory Agreement a quarterly incentive fee equal to [ ]% of our Pre-Incentive Fee Net Investment Income for the immediately preceding quarter, subject to a hurdle of [ ]% ([ ]% annualized) of our NAV and a catch-up feature. Pre-Incentive Fee Net Investment Income includes accrued income that we have not yet received in cash. However, the portion of the incentive fee that is attributable to deferred interest (such as payment-in-kind, or “PIK,” interest or original issue discount, or “OID”) will be paid to the Adviser, without interest, only if and to the extent we actually receive such interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. No incentive fees are payable to the Adviser in respect of any capital gains.

The incentive fee in each calendar quarter is paid to the Adviser as follows:

•	no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle of [ ]% ([ ]% annualized) of our NAV;

•	[ ]% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than [ ]% ([ ]% annualized) of our NAV in any calendar quarter. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than [ ]% ([ ]% annualized) of our NAV) as the “catch-up.” The “catch-up” is meant to provide the Adviser with [ ]% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds [ ]% ([ ]% annualized) of our NAV in any calendar quarter; and

•	[ ]% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds [ ]% ([ ]% annualized) of our NAV in any calendar quarter is payable to the Adviser (that is, once the hurdle is reached and the catch-up is achieved, [ ]% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Adviser).

For a more detailed discussion of the calculation of this fee, see “Management — Management Fee and Incentive Fee.”

(5)	“Interest payments on borrowed funds” assumes the use of a credit facility or the incurrence of other indebtedness in an amount up to [ ]% of our total assets (as determined immediately before the leverage is incurred) with a projected interest rate expense of [ ]%, which is based on current market rates.

(6)	“Other expenses” includes our overhead expenses, including payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by Eagle Point Administration and payment of fees in connection with outsourced administrative functions, and are based on estimated amounts for the current fiscal year. See “Management — The Administrator.” “Other expenses” also includes the ongoing administrative expenses to the independent accountants and legal counsel of the Fund, compensation of Independent Trustees, transfer agent costs, organizational and offering costs, and cost and expenses relating to rating agencies.

EXAMPLE:

The following example is furnished in response to the requirements of the SEC and illustrates the various costs and expenses that you would pay, directly or indirectly, on a $1,000 investment in Shares for the time periods indicated, assuming (1) total annual expenses of [  ]% of net assets attributable to our Shares and (2) a 5% annual return*:

		1 year			3 years			5 years			10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	[	]	$	[	]	$	[	]	$	[	]

*	The example should not be considered a representation of future returns or expenses, and actual returns and expenses may be greater or less than those shown. The example assumes that the estimated “other expenses” set forth in the Annual Fund Expenses table are accurate, and that all dividends and distributions are reinvested at NAV. In addition, because the example assumes a 5% annual return, the example does not reflect the payment of the incentive fee which would either not be payable or would have an insignificant impact on the expense amounts shown above. Our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

CONSOLIDATED FINANCIAL HIGHLIGHTS

Because the Fund is newly organized and its Shares have not previously been offered, the Fund does not have any financial history as of the date of this prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

THE FUND

We are an externally managed, non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end management investment company, we are required to meet certain regulatory tests. See “Regulation as a Closed-End Management Investment Company.” In addition, we intend to elect to be treated, and to qualify annually, as a RIC under Subchapter M of the Code, commencing with our tax year ended on [    ], [Year].

Our investment activities are managed by the Adviser and supervised by our Board of Trustees. Under the Investment Advisory Agreement, we have agreed to pay the Adviser an annual base management fee based on our total assets as well as an incentive fee based on our “Pre-Incentive Fee Net Investment Income.” See “Management — Management Fee and Incentive Fee.” We have also entered into an administration agreement, which we refer to as the “Administration Agreement,” under which we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement. See “Management.”

USE OF PROCEEDS

Unless otherwise specified in this prospectus, we intend to use the proceeds from the sale of our securities pursuant to this prospectus to acquire investments in accordance with our investment objectives and strategies described in this prospectus, to make distributions to our Shareholders and for general working capital purposes. In addition, we may also use all or a portion of the net proceeds from the sale of our securities to repay any outstanding indebtedness or preferred stock at the time of the offering, if applicable.

We currently anticipate that it will generally take approximately three to six months after the receipt of proceeds from the offering of securities to invest substantially all of the net proceeds of the offering in our targeted investments or otherwise utilize such proceeds, although such period may vary and depends on the size of the offering and the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. We cannot assure you we will achieve our targeted investment pace, which may negatively impact our returns. Until appropriate investments or other uses can be found, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which we expect will have returns substantially lower than the returns that we anticipate earning from investments in CLO securities and related investments. Investors should expect, therefore, that before we have fully invested the proceeds of the offering in accordance with our investment objectives and strategies, our income may not exceed our expenses. To the extent that the net proceeds from an offering have not been fully invested in accordance with our investment objectives and strategies, a portion of the proceeds may be used to pay distribution and may represent a return of capital.

BUSINESS

Eagle Point Institutional Income Fund is an externally managed, non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act.

Investment Objective

Our primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in equity and junior debt tranches of CLOs, that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. We may also invest in other related securities and instruments or other securities and instruments that the Adviser believes are consistent with our investment objectives, including senior debt tranches of CLOs, loan accumulation facilities, securities issued by other securitization vehicles (such as credit-linked notes, CBOs, and revolver CLOs), senior secured loans and corporate bonds. Loan accumulation facilities are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. Loan accumulation facilities typically incur leverage between four and six times prior to a CLO’s pricing. The amount that we will invest in other securities and instruments, which may include investments in debt and other securities issued by CLOs collateralized by non-U.S. loans and securities of other collective investment vehicles, will vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on the Adviser’s assessment of prevailing market conditions. In normal market conditions, we expect over [60]% of the Fund’s investment portfolio to be comprised of CLO equity investments. The CLO securities in which we primarily seek to invest are rated below investment grade or, in the case of CLO equity securities, are unrated, and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and junior debt securities in which we invest are highly leveraged (with CLO equity securities typically being leveraged approximately ten times), which significantly magnifies our risk of loss on such investments.

The Adviser’s investment strategy seeks to generate attractive risk-adjusted returns for Fund investors.

•	Attractive Underlying Assets: First lien, floating rate senior secured loans (the underlying collateral of CLOs) have demonstrated strength and consistency through multiple economic cycles, as measured by yield, total return, default rate, and recovery rate. Senior secured loans to U.S. corporate borrowers have generated positive returns in 27 of the last 29 years;

•	Resilient CLO Structure: CLOs are designed to offer dynamic loan portfolio management and long-term, committed and non-Mark-to-Market financing;

•	Specialist Investment Adviser Dedicated to CLO Investing: The Adviser has significant expertise in CLO investing, including [52] years of combined CLO industry experience among the Senior Investment Team and differentiated origination, due diligence, structuring and portfolio management techniques. The Adviser manages [ ] funds and separate accounts with a total of $[ ] billion of assets under management dedicated to investing in CLO equity and debt tranches as of [ ];

•	Strong Historical Performance of CLO Equity and Debt Investments: CLO equity investments have historically generated high total returns in an intermediate to long term investment horizon. According to a research report prepared by the Jacobs Levy Equity Management Center for Quantitative Financial Research Paper in July 2020, CLO equity investments have generated a median IRR of 13.13% since 1997 for all CLOs that paid down 99% of senior debt (537 transactions). Spreads on CLO bonds are greater than corporate bonds with comparable ratings and specifically, spreads on BB-rated CLO debt exceed those of BB-rated corporate bonds by the greatest margin relative to other debt rating categories. Historical defaults are also lower for CLO bonds compared to corporate bonds. CLO equity and debt are highly levered, volatile, and may suffer significant losses. The foregoing does not represent the returns, projected returns or investment outcome of an investment in the Fund. In a different market environment, the IRRs of CLO investments may have been different; and

•	Access to Institutional Investments: The Fund provides access to sophisticated investments that have historically only been available to institutional investors.

Investment Strategy

We seek to achieve our investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a portfolio consisting primarily of U.S. first lien, floating rate senior secured loans with a large number of distinct underlying borrowers across various industry sectors and ratings that are below investment grade.

We may also invest in other related securities and instruments or other securities and investments that the Adviser believes are consistent with our investment objectives, including senior debt tranches of CLOs, loan accumulation facilities, securities issued by other securitization vehicles (such as credit-linked notes, CBOs, and revolver CLOs), senior secured loans and corporate bonds. The amount that we invest in other securities and instruments, which may include investments in debt and other securities issued by CLOs collateralized by non-U.S. loans and securities of other collective investment vehicles, will vary from time to time and, as such, may constitute a material part of our portfolio on any given date, all as based on our investment adviser’s assessment of prevailing market conditions.

Senior Secured Loan Overview

Senior secured loans represent a large and mature segment of the U.S. corporate credit market. According to S&P LCD, as of [June 30, 2021], the amount of institutional senior secured loans outstanding in the S&P/LSTA Leveraged Loan Index was $[1.3] trillion.

Broadly syndicated senior secured loans are typically originated and structured by banks on behalf of corporate borrowers with proceeds often used for leveraged buyout transactions, mergers and acquisitions, recapitalizations, refinancings, and financing capital expenditures. Broadly syndicated senior secured loans are typically distributed by the arranging bank to a diverse group of investors primarily consisting of CLOs, loan and high yield bond registered funds, loan separate accounts, banks, insurance companies, finance companies and hedge funds. CLOs have historically been the largest investor in senior secured loans, with market share ranging from 40% to greater than 70% and an average of 60% since 2002 through September 2021.

We believe that senior secured loans represent an attractive and stable base of collateral for CLOs. In particular, the primary attributes of senior secured loans include:

•	Senior and secured: Senior position in a company’s capital structure with a first lien security interest in a company’s assets. Such seniority and first lien over other lenders have historically yielded a higher recovery rate than other subordinate loans and bonds. According to Moody’s, senior secured loans have generated higher recovery rates than each of (i) senior secured bonds, (ii) senior unsecured bonds, and (iii) subordinated bonds from 1987 through 2020.

•	Floating Rate: Potential for upside as interest rates rise.

•	Low LTV: In general, senior secured loans have a loan-to-value ratio of approximately 40% to 60% at the time of origination based on a borrower’s assessed enterprise value (typically based on market values as determined in an acquisition, by the public in the case of publicly traded companies, or by private market multiples and other valuation methodologies in the case of private companies).

•	Liquidity: As a result of the syndication process managed by bank arrangers, there is an active secondary market for senior secured loans. Over the last 12 months ending October 2021, secondary trading of senior secured loans volume exceeded $750 billion according to the LSTA.

The table below depicts a representative capital structure for a typical company issuing a senior secured loan and illustrates the cushion provided by subordinated debt capital and equity. The actual capital structure of any particular borrower may vary.

Over time, the senior secured loan market has experienced relatively consistent total returns. From a total return perspective, over the last 29 years beginning in 1992, the Credit Suisse Leveraged Loan Index experienced only two down full calendar years (2008 and 2015). Year to date through [September 30, 2021], the Credit Suisse Leveraged Loan Index was up [4.7]%.

[1]	The CSLLI tracks the investable universe of the US dollar-denominated leveraged loan market. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index. Similarly, since 1992, from a total return perspective, the S&P/LSTA Leveraged Loan Index experienced only two down years (2008 and 2015 with returns of -28.8% and -0.4%, respectively). The S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon weightings, spreads and interest payment.

We believe that the historical performance of CLO securities is attributable, in part, to (i) the relatively low historical average default rate and (ii) relatively high historical average recovery rate of senior secured loans, which comprise the vast majority of most CLO portfolios.

Based on S&P LCD data, senior secured loans have experienced a 2.8% LTM default rate since 1998.

Senior secured loans have experienced lower default rates and higher recoveries than high yield bonds on average since the data has been tracked, historically. According to [   ], since [   ] though [   ], senior secured loans have experienced a [   ]% default rate compared to [   ]% for high yield bonds. See “Risk Factors — Risks Related to Our Investments — We are subject to risks associated with defaults on an underlying asset held by a CLO.”

Senior secured first lien loans have a first priority pledge of the assets of the borrower. Such seniority over other lenders has historically yielded a higher recovery rate than other subordinate loans and bonds. According to Moody’s Investor Service, the average recovery rate of senior loans during the period from 1987 to 2020 was 72.6% as compared to 61.4% for senior secured bonds, 46.9% for senior unsecured bonds, and 27.9% for subordinated debt. Historical default and recovery rates are not necessarily indicative of recovery rates in future periods. The table below compares the recovery rates of senior loans to other debt instruments.

Debt Type	1987-2020 Recoveries
Senior Loans (1)	72.6%
Senior Secured Bonds	61.4%
Senior Unsecured Bonds	46.9%
Subordinated Bonds	27.9%

Source: Moody’s Investor Services Default Trends – Global (January 2021).

(1)	Senior Loans include first lien, second lien and unsecured term loans. In 2020, 15% of the senior loans were second lien and the remaining 85% were first lien term loans.

CLO Overview

Our investment portfolio is comprised primarily of investments in the equity and junior debt tranches of CLOs. The CLOs that we primarily target are securitization vehicles that pool portfolios of primarily U.S. first lien, floating rate senior secured loans that are rated below investment grade. Such pools of underlying assets are often referred to as CLO “collateral.” While the vast majority of the portfolio of most CLOs consists of senior secured loans, many CLOs enable the CLO collateral manager to invest up to 10% of the portfolio in assets that are not first lien senior secured loans, including second lien loans, unsecured loans, senior secured bonds and senior unsecured bonds. CLOs have historically been the largest investor in senior secured loans, with market share ranging from 40% to greater than 70% and an average of 60% since 2002 through September 2021.

CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying borrower and industry and that is subject to a variety of asset concentration limitations. Most CLOs are non-static, revolving structures that generally allow for reinvestment over a specific period of time (the “reinvestment period,” which is typically up to five years). The terms and covenants of a typical CLO structure are, with certain exceptions, based primarily on the cash flow generated by, and the par value (as opposed to the market price) of, the collateral. These covenants include collateral coverage tests, interest coverage tests and collateral quality tests.

A CLO funds the purchase of a portfolio of primarily senior secured loans via the issuance of CLO equity and debt securities in the form of multiple, primarily floating-rate, debt tranches. The CLO debt tranches typically are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below investment grade, at the junior level by Moody’s, S&P and/or Fitch. The interest rate on the CLO debt tranches is the lowest at the AAA-level and generally increases at each level down the rating scale. The CLO equity tranche is unrated and typically represents approximately 8% to 11% of a CLO’s capital structure. The diagram below is for illustrative purposes only and highlights a hypothetical structure intended to depict a typical CLO in the market. A minority of CLOs also include a B-rated debt tranche (in which we may invest) and the structure of CLOs in which we invest may otherwise vary from the example set forth below. The left column represents the CLO’s assets, which support the liabilities and equity in the right column. The right column shows the various classes of equity and debt issued by the hypothetical CLO in order of seniority as to rights in payments from the assets. The percentage ranges appearing below the rating of each class represents the percent such class comprises of the overall “capital stack” (i.e., total equity and debt issued by the CLO).

CLOs have two priority-of-payment schedules (commonly called “waterfalls”), which are detailed in a CLO’s indenture and which govern how cash generated from a CLO’s underlying collateral is distributed to the CLO’s equity and debt investors. One waterfall (the interest waterfall) applies to interest payments received on a CLO’s underlying collateral. The second waterfall (the principal waterfall) applies to cash generated from principal on the underlying collateral, primarily through loan repayments and the proceeds from loan sales. Through the interest waterfall, any excess interest-related cash flow available after the required quarterly interest payments to CLO debt investors are made and certain CLO expenses (such as administration and collateral management fees) are paid is then distributed to the CLO’s equity investors each quarter, subject to compliance with certain tests.

The Adviser believes that excess interest-related cash flow is an important driver of CLO equity returns. In addition, relative to certain other high-yielding credit investments such as mezzanine or subordinated debt, CLO equity is expected to have a shorter payback period with higher front-end loaded quarterly cash flows during the early years of a CLO’s life if there is no disruption in the interest waterfall due to a failure to remain in compliance with certain tests.

A CLO’s indenture typically requires that the maturity dates of a CLO’s assets (typically five to seven years from the date of issuance of a senior secured loan) be shorter than the maturity date of the CLO’s liabilities (typically 12 to 13 years from the date of issuance). However, CLO investors do face reinvestment risk with respect to a CLO’s underlying portfolio. In addition, in most CLO transactions, CLO debt investors are subject to prepayment risk in that the holders of a majority of the equity tranche can direct a call or refinancing of a CLO, which would cause the CLO’s outstanding CLO debt securities to be repaid at par. See “Risk Factors — Risks Related to Our Investments — We and our investments are subject to reinvestment risk.”

Most CLOs are non-static, revolving structures that generally allow for reinvestment over a specific period of time (“reinvestment period,” which is typically up to five years). Specifically, a CLO’s collateral manager normally has broad latitude — within a specified set of asset eligibility and diversity criteria — to manage and modify a CLO’s portfolio over time. We believe that skilled CLO collateral managers can add significant value to both CLO equity and debt investors through a combination of their credit expertise and a strong understanding of how to manage effectively within the rules-based structure of a CLO and optimize CLO equity returns.

After the CLO’s reinvestment period has ended, in accordance with the CLO’s principal waterfall, cash generated from principal payments or other proceeds are generally distributed to repay CLO debt investors in order of seniority. That is, the AAA tranche investors are repaid first, the AA tranche investors second and so on, with any remaining principal being distributed to the equity tranche investors. In certain instances, principal may be reinvested after the end of the reinvestment period. The Adviser believes this is generally beneficial to holders of the CLO’s equity.

CLOs contain a variety of structural features and covenants that are designed to enhance the credit protection of CLO debt investors, including overcollateralization tests and interest coverage tests. The overcollateralization tests and interest coverage tests require CLOs to maintain certain levels of overcollateralization (measured as par value of assets to liabilities subject to certain adjustments) and interest coverage, respectively. If a CLO breaches an overcollateralization test or interest coverage test, excess interest-related cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to prepay CLO debt investors in order of seniority until such time as the covenant breach is cured. If the covenant breach is not or cannot be cured, the CLO equity investors (and potentially other debt tranche investors) may experience a deferral of cash flow or a partial or total loss of their investment, and/or the CLO may eventually experience an event of default. For this reason, CLO equity investors are often referred to as being in a first loss position. The Adviser will have no control over whether or not the CLO is able to satisfy its relevant interest coverage tests or overcollateralization tests.

CLOs also typically have interest diversion tests, which also act to ensure that CLOs maintain adequate overcollateralization. If a CLO breaches an interest diversion test, excess interest-related cash flow that would otherwise be available for distribution to the CLO equity tranche investors is diverted to acquire new loan collateral until the test is satisfied. Such diversion would lead to payments to the equity investors being delayed and/or reduced.

Cash flow CLOs do not have mark-to-market triggers and, with limited exceptions (such as the proportion of assets rated “CCC+” or lower (or their equivalent) by which such assets exceed a specified concentration limit, discounted purchases and defaulted assets), CLO covenants are generally calculated using the par value of collateral, not the market value or purchase price. As a result, a decrease in the market price of a CLO’s performing collateral portfolio does not generally result in a requirement for the CLO collateral manager to sell assets (i.e., no forced sales) or for CLO equity investors to contribute additional capital (i.e., no margin calls).

On a monthly basis, the trustee of each CLO prepares and distributes a report to all investors in the CLO entity. The trustee report includes a summary of all of the transaction activity and a detailed list of each individual investment within the CLO. The trustee report also provides all of the calculations for the collateral concentration limits/covenants, collateral quality tests, overcollateralization tests, interest diversion test, payments made by the underlying collateral to the CLO and payments due to the CLO investors. The trustee arranges the payments to the CLO investors in accordance with the terms of the CLO’s indenture.

CLO Equity Market Opportunity

We believe that the CLO market is a large and attractive market. According to Refinitiv, as of September 30, 2021, the aggregate principal balance of the U.S. CLO market was approximately $[832] billion based on a universe of [1,800] CLOs.

According to a research report prepared by the Jacobs Levy Equity Management Center for Quantitative Financial Research Paper in July 2020, CLO equity investments have generated a median IRR of 13.13% since 1997 for all CLOs that paid down 99% of senior debt (537 transactions).

CLO equity is highly levered, volatile and may suffer significant losses. The foregoing does not represent the returns, projected returns or investment outcome of an investment in the Fund. In a different market environment, the IRRs of CLO investments may have been different.

As CLO securities are somewhat complex and because most professional investors do not have the requisite experience, skills and resources in-house to devote to fully understanding the asset class, many investors have little to no exposure to CLO securities. We believe knowledgeable and experienced investors with specialized experienced in CLO securities can earn an attractive risk-adjusted return and outperform the CLO market generally.

We believe that CLO equity has the following attractive fundamental attributes:

•	Strength of underlying assets (collateral): Historical performance demonstrates the consistency and stability of first lien, floating rate senior secured bank loans. Senior secured loans to large U.S. corporate borrowers have generated positive returns in 27 of the last 29 years.

•	Potential for strong absolute and risk-adjusted returns: We believe that CLO equity offers a potential total return profile that is attractive on a risk-adjusted basis compared to U.S. public equity markets over the long-term.

•	Expected shorter duration high-yielding credit investment with the potential for high quarterly cash distributions: Relative to certain other high-yielding credit investments such as mezzanine or subordinated debt, CLO equity is expected to have a shorter payback period with higher front-end loaded quarterly cash flows during the early years of a CLO’s life.

•	Expected protection against rising interest rates: Since a CLO’s asset portfolio is typically comprised principally of floating rate loans and the CLO’s liabilities are also generally floating rate instruments, we expect CLO equity to provide potential protection against rising interest rates when LIBOR is above the applicable LIBOR floor on a CLO’s assets. However, our investments are still subject to other forms of interest rate risk. For a discussion of the interest rate risks associated with our investments, see “Risk Factors — Risks Related to Our Investments — We and our investments are subject to interest rate risk” and “— CLO Overview.”

•	Expected low-to-moderate correlation with fixed income and equity markets: Given that CLO assets and liabilities are primarily floating rate, we expect CLO equity investments to have a low-to-moderate correlation with U.S. fixed income securities over the long term. In addition, because CLOs generally allow for the reinvestment of principal during the reinvestment period regardless of the market price of the underlying collateral if the respective CLO remains in compliance with its covenants, we expect CLO equity investments to have a low-to-moderate correlation with the U.S. equity markets over the long term.

•	Strength of CLO balance sheet: Long term (~12 year) committed financing (shorter duration assets), no mark-to-market triggers.

CLO Debt Market Opportunity

Depending on the Adviser’s assessment of market conditions, our investment focus may vary from time to time between CLO equity and CLO debt investments.

We pursue a differentiated strategy within the CLO debt market premised upon our Adviser’s strong emphasis on assessing the skill of CLO collateral managers and analyzing the structure of a CLO.

In addition to benefiting from mandatory levels of diversification and concentration limits within the underlying senior secured loan portfolio, CLO debt benefits from structural features and covenants that are designed to enhance its credit protection. Specifically, CLO debt benefits from the following key forms of credit enhancement:

•	Overcollateralization: At a CLO’s inception, the par or principal value of the loan collateral exceeds the principal amount of the CLO debt outstanding (i.e., the CLO debt is “overcollateralized” by the loan collateral). This overcollateralization provides a cushion against potential future credit losses.

•	Excess Spread: Since the weighted average spread on a CLO’s loan collateral exceeds the weighted average spread on the CLO debt, this excess spread (which is the source of the excess interest-related cash flow for CLO equity investors) serves as a source of credit enhancement for CLO debt investors. Specifically, if a CLO breaches an interest diversion test, an overcollateralization test, or interest coverage test, all or a portion of this excess interest-related cash flow is diverted away from the CLO equity tranche to the benefit of CLO debt tranches and is either used to acquire additional loan collateral or to prepay CLO debt in order of seniority, both of which have the impact of bringing the CLO closer to compliance with these tests.

•	Non-Static, Revolving Structure: The structure of CLOs enables the CLO collateral manager to take advantage of periods of market stress and loan price volatility by re-investing principal proceeds from loan repayments and sales into loans at lower prices and wider spreads. This can enable skilled CLO collateral managers to mitigate credit losses and improve loan portfolios.

In the Adviser’s opinion, these “self-correcting” features of CLOs offer a margin of safety for CLO debt investors and have contributed to the low historical default rate on CLO debt.

As CLO securities are somewhat complex, we believe knowledgeable and experienced investors with specialized CLO market experience can earn attractive risk-adjusted returns and have the potential to outperform the CLO market generally.

We believe BB-rated CLO debt has the following attractive fundamental attributes:

•	Expected protection against rising interest rates: Similar to the senior secured loans that serve as the underlying collateral for CLOs, BB-rated CLO debt is a floating rate security that pays interest based on 3-month LIBOR plus a spread and, as a result, is expected to have lower interest rate risk than high yield bonds, which are fixed income securities, in a rising interest rate environment. However, our investments are subject to other forms of interest rate risk.

•	Potential for higher returns: Due in part to the relative inefficiency of the BB-rated CLO debt market as compared to the markets for corporate bonds, we believe that BB-rated CLO debt offers a potential return that compares favorably to that of corporate bonds. As illustrated below, spreads on CLO bonds are greater than corporate bonds with comparable ratings and specifically, spreads on BB-rated CLO debt exceed those of BB-rated corporate bonds by the greatest margin relative to other debt rating categories.

•	Potential for lower credit expense: The cumulative default rate on BB-rated CLO debt for the period from 1996 through 2Q 2018 is 1.5%[1] (or just 0.07% per annum) as compared to 14.1% and 17.6% corporate BB bond cumulative default rates over the last 10 and 15 years, respectively.[2] The most recent data available reflects defaults through 2Q 2018 only, and, as such, does not reflect any potential impact of the COVID-19 crisis. The Adviser believes that the “self-correcting” structural features associated with CLO structures offer a margin of safety for CLO debt investors and have contributed to the low historical default rate on BB-rated CLO debt.

1 S&P Global Ratings, Default, Transition, and Recovery: 2017 Annual Global Leveraged Loan CLO Default Study and Rating Transitions.

2 S&P Global Ratings, Default, Transition, and Recovery: 2019 Annual Global Leveraged Loan CLO Default Study and Rating Transitions. The data presented shows average 5-yr, 10-yr, and 15-yr cumulative default rates.

In addition to investing in BB-rated CLO debt, we may invest in other junior debt tranches of CLOs, senior debt tranches of CLOs and other related securities and instruments.

While we believe that CLO securities have certain attractive fundamental attributes, such securities are subject to a number of risks as discussed in the “Risk Factors” section of this prospectus. Many of the statistics and data noted in this prospectus relate to historical periods when market conditions were, in some cases, materially different than they are as of the date of this prospectus. As with other asset classes, market conditions and dynamics for senior secured loans and CLO securities evolve over time. For example, over the past decade, the senior secured loan market has evolved from one in which covenant-lite loans represented a minority of the market to one in which such loans represent a significant majority of the market. In addition, the recent strong demand for floating rate assets, including senior secured loans, has contributed toward more borrower friendly credit agreements in general and an increase in the percentage of loan transactions which permit borrowers to make adjustments to their earnings, referred to in the market as “EBITDA adjustments”, when assessing compliance with financial covenants. Similarly, while we generally believe the structural and protective features of CLOs to be beneficial to investors in CLO securities in the current market, the recent strong demand for floating rate assets such as CLO securities could contribute to the weakening of protections for such investors in the future. In addition, such increased demand could result in CLO security pricing and CLO transaction economics varying from what they had been historically in markets where demand for floating rate assets was not as strong. The impact of current trends in the markets for senior secured loans and CLO securities or future developments in those markets is not certain and such trends or developments could lead to outcomes that are not consistent with the historical information described in this prospectus.

Eagle Point Credit Management CLO Investment Strategy

The Adviser has been executing on comparable CLO investment strategies since 2012. We believe that the Adviser’s direct and often longstanding relationships with CLO collateral managers, its CLO structural expertise and its relative scale in the CLO market will enable us to source and execute investments with attractive economics and terms relative to other CLO opportunities.

When we make a significant primary market investment in a particular CLO tranche, we generally expect to be able to influence the CLO’s key terms and conditions. In particular, the Adviser believes that, although typically exercised only a minority of the time in the Adviser’s experience, the protective rights associated with holding a majority position in a CLO equity tranche (such as the ability to call the CLO after the non-call period, to refinance/reprice certain CLO debt tranches after a period of time and to influence potential amendments to the governing documents of the CLO) may reduce our risk in these investments. We may acquire a majority position in a CLO tranche directly or we may benefit from the advantages of a majority position where both we and other accounts managed by the Adviser collectively hold a majority position, subject to any restrictions on our ability to invest alongside such other accounts. See “— Other Investment Techniques — Co-Investment with Affiliates.”

We seek to construct a portfolio of CLO securities that provides varied exposure across a number of key categories, including:

•	number and investment style of CLO collateral managers who we believe to be the top performers

•	CLO vintage period

•	number of borrowers underlying each CLO; and

•	industry type of a CLO’s underlying borrowers.

The Adviser has a track record of constructing diversified portfolios of aforementioned categories in other funds and accounts managed by the Adviser. The Adviser has a long-term investment horizon and invests primarily with a buy-and-hold mentality. However, on an ongoing basis, the Adviser actively monitors each investment and may sell positions if circumstances change from the time of investment or if the Adviser believes it is in our best interest to do so.

The strategy will aim to keep the Fund substantially invested and to minimize cash drag where possible by making commitments based on anticipated future distributions from investments. The strategy will also take other anticipated cash flows into account, such as those relating to new subscriptions, the tender of common stock by Shareholders and any distributions made to Shareholders. To forecast portfolio cash flows, the Adviser will utilize a proprietary model that incorporates historical data, actual portfolio observations, insights from the Fund and forecasts by the Adviser.

We seek to make investments in the primary and secondary markets. In the primary CLO market (i.e., acquiring securities at the inception of a CLO), we seek to invest in CLO securities that the Adviser believes have the potential to generate attractive risk-adjusted returns and to outperform other similar CLO securities issued within the respective vintage period. In the secondary CLO market (i.e., acquiring existing CLO securities), we seek to invest in CLO securities that the Adviser believes have the potential to generate attractive risk-adjusted returns.

The Adviser pursues a differentiated strategy within the CLO market focused on:

•	proactive and proprietary sourcing and identification of investment opportunities;

•	utilization of the Adviser’s methodical investment analysis and due diligence process;

•	active involvement at the CLO structuring and formation stage; and

•	taking, in many instances, significant stakes in CLO equity and junior debt tranches.

Our Competitive Advantages

We believe that we are well positioned to take advantage of investment opportunities in CLO securities and related investments due to the following competitive advantages:

•	Adviser’s track record investing in CLO securities. The Adviser focuses primarily on CLO securities and related investments. Each member of the Senior Investment Team is a CLO specialist who has been involved with the CLO market for the majority of his career and brings a distinct and complementary skill set that the Adviser believes is necessary for our success. The Adviser has managed $[ ] billion investments in CLO securities since inception across [ ] funds and managed accounts. The Adviser manages [ ] funds and separate accounts with a total of $[ ] billion of assets under management dedicated to investing in CLO equity and debt tranches as of [ ]. The Adviser and its affiliates have over $[ ] million invested in strategies managed by the Adviser.

•	Deep CLO structural experience and expertise. Members of the Senior Investment Team have significant experience structuring, valuing and investing in CLOs throughout their careers. The Adviser believes that the initial structuring of a CLO investment is an important contributor to the ultimate risk-adjusted returns, and that experienced and knowledgeable investors can add meaningful value relative to other market participants by identifying investments with more protective and advantageous structures.

•	Methodical investment process. The goal of the Adviser’s investment process is to source, evaluate and execute investments in CLO securities and related investments that the Adviser believes have the potential to outperform the CLO market or the applicable market of such related investments, respectively, generally over the long term. This process, augmented by the first-hand CLO industry experience of the Adviser’s Senior Investment Team, is designed to be repeatable and is focused on key areas for analysis that the Adviser believes are most relevant to potential future performance. Our Adviser believes that its investment and security selection process, with its strong emphasis on assessing the skill of the CLO collateral manager and analyzing the structure of a CLO, differentiates its approach to investing in CLO securities. See “— Investment Process.”

•	Proactive investment sourcing. As specialists in the CLO market, members of the Senior Investment Team have developed relationships with many CLO collateral managers and, as such, the Adviser believes that it is viewed as an important market participant. We believe our Adviser’s relative size and prominence in the CLO market and the Senior Investment Team’s broad and often longstanding relationships with CLO collateral managers and arranging banks benefit us by enhancing our ability to source investments in their early stages and to execute investments in CLO securities. Since inception in 2012 through [ ], the Adviser has invested in [ ] CLO vehicles across [ ] different CLO managers.

•	Efficient vehicle for gaining exposure to CLO securities. We believe that we are structured as an efficient vehicle for investors to gain exposure to CLO securities and related investments, which typically have historically only been available to institutional investors. We believe our closed-end fund structure allows the Adviser to take a long-term view from a portfolio management perspective without the uncertainty posed by redemptions in an open-end fund structure. As such, the Adviser can focus principally on maximizing long-term risk-adjusted returns for the benefit of Shareholders. Moreover, our structure enables us to execute CLO reset transactions which have the effect of extending the life of the investment. In a CLO reset, the CLO’s indenture, which sets forth the terms governing the CLO, is “re-opened” (e.g., the terms of the indenture and the various tranches of the CLO can be re-negotiated). Among other potential benefits, resetting a CLO renews the reinvestment period on the CLO. The Adviser believes that, in certain instances, resetting a CLO can create meaningful value for CLO equity holders. Limited life investment vehicles may be unable to pursue such CLO resets due to the extended life of the investment and because certain CLO resets may require additional equity capital to be invested, which is something limited life investment vehicles may be unable to commit if they are beyond their investment period.

•	Institutional investment management and administration platform with other CLO funds under management. Investors in the Fund benefit from efficiencies created by the scale of the Adviser’s investment management and administration platform, including co-investments and enhanced negotiating leverage with counterparties.

Investment Process

The Senior Investment Team regularly sources and evaluates potential investment opportunities in both the primary and secondary market. We believe our Adviser’s investment analysis and due diligence process, which includes a strong emphasis on assessing the skill of CLO collateral managers and analyzing the structure of a CLO differentiates our approach to investing in CLO securities. This process, augmented by the first-hand CLO industry experience of the Senior Investment Team, is designed to be repeatable and is focused on key areas for analysis that the Adviser believes are most relevant to potential future performance.

The Adviser seeks to implement its investment process, described below, in a methodical and disciplined fashion.

Sourcing of Investment Opportunities

The Senior Investment Team maintains regular dialogue with many CLO collateral managers and the investment banks active in the CLO market. Members of the Senior Investment Team have met or conducted calls with the majority of these firms. In addition, members of the Senior Investment Team have longstanding relationships with many CLO collateral managers, some dating back over a decade.

The Adviser takes a partnership approach with CLO collateral managers, seeking to serve as a knowledgeable, value-added and stable long-term capital provider that will invest, in many instances, in scale. The Senior Investment Team’s first-hand relationships with, and knowledge of, CLO collateral managers and their past investment activities and behavior is supplemented by utilizing the Adviser’s proprietary systems to analyze key attributes of U.S. cash flow CLOs. We believe our Adviser’s relative size and prominence in the CLO market and the Senior Investment Team’s broad and often longstanding relationships with CLO collateral managers and arranging banks benefit us by enhancing our ability to source investments in their early stages and to execute investments in CLO securities.

Investment Analysis and Due Diligence

The Adviser employs a methodical investment analysis and due diligence process that we believe is more akin to a private equity style investment approach than to the typical process used by many investors in freely tradable fixed income-type securities, such as CLO equity and debt. The Adviser views its investment analysis and due diligence process as broadly being comprised of the following key areas for evaluation: (1) analysis of a CLO collateral manager’s investment strategy and approach, (2) analysis of the quality of a CLO collateral manager and its investment team, (3) analysis of a CLO collateral manager’s historical investment performance (including the analysis of multiple CLO specific metrics with a comparison against each CLO’s quarterly vintage cohort), (4) analysis of the underlying loan collateral, (5) analysis of the particular CLO’s structure, including the negotiation of terms and protections and (6) historic primary and secondary pricing levels of tranches of CLOs managed by a CLO collateral manager.

The first-hand experience of the Senior Investment Team with, and knowledge of, CLO collateral managers and their past investment activities and behavior provides a strong basis for the Adviser’s due diligence of potential investment opportunities and is further supplemented by the Adviser’s proprietary systems that facilitate the analysis of key performance metrics associated with CLOs in the market.

In its investment analysis and due diligence, the Adviser has a “minimize surprises/trust but verify” philosophy which typically includes requesting that prospective CLO collateral managers provide initial due diligence information, the Adviser reviewing historical investment returns based on data provided by third parties and the CLO collateral manager, and/or the utilization of a third-party firm to conduct background checks on the key entities and professionals associated with the CLO collateral manager.

CLO Structural Analysis and Valuation

Members of the Senior Investment Team have significant experience structuring, valuing and investing in CLOs throughout their careers, and the Adviser believes that its knowledge of CLO structures is a core competency and competitive edge. We believe that the initial structuring of a CLO is an important factor in the ultimate risk-adjusted returns, and that experienced and knowledgeable investors can add meaningful value relative to other market participants by selecting those investments with more protective and advantageous structures.

When we make a significant primary market investment in a particular CLO tranche, we generally expect to be able to influence the CLO’s key terms and conditions. In particular, the Adviser believes that, although typically exercised only a minority of the time in the Adviser’s experience, the protective rights associated with holding a majority position in a CLO equity tranche (such as the ability to call the CLO after the non-call period, to refinance/reprice certain CLO debt tranches after a period of time and to influence potential amendments to the governing documents that may arise) may reduce our risk in these investments or otherwise provide optionality to seek to enhance returns of these investments. We may acquire a majority position in a CLO tranche directly or we may benefit from the advantages of a majority position where both we and other accounts managed by the Adviser collectively hold a majority position, subject to any restrictions on our ability to invest alongside such other accounts. See “— Other Investment Techniques — Co-Investment with Affiliates.”

Monitoring, Stewardship and Risk Management

Active investment monitoring and stewardship of our investments is a critical component of the Adviser’s risk management and mitigation objectives. Such monitoring and stewardship also contributes to the ongoing due diligence of the CLO collateral managers in the context of existing and potential future investments. From data sourced from CLO trustee reports (which detail each asset in the CLO portfolio as well as any purchases and sales that the CLO collateral manager made during the period) and third-party data sources, the Adviser utilizes its internal proprietary systems (which capture and facilitate the analysis of this data) to review key metrics for each CLO security. In addition, based on the Adviser’s screens and general market intelligence, the Adviser focuses discussions from time to time with CLO collateral managers on particular underlying credits. As part of these discussions, the Adviser also reviews portfolio activity with applicable CLO collateral managers as well as loan and CLO market developments. Additional factors that the Adviser actively monitors, which these discussions help to illuminate, include any shifts in investment strategy, personnel changes or other organizational developments at the CLO collateral manager which may impact future performance.

In addition, the Adviser reviews the quarterly CLO cash distributions received from CLO investments against the Adviser’s expectations. The Adviser has a long-term oriented investment philosophy and seeks to invest primarily with a buy-and-hold mentality, however, the Adviser may sell positions if circumstances have changed from the time of underwriting or if the Adviser deems doing so is in our best interest.

An important aspect of the Adviser’s monitoring and stewardship involves assessing and potentially executing opportunities to exercise certain rights held in respect of a majority position in a CLO. Specifically, a holder of a majority of the equity tranche of a CLO typically is able to direct a CLO refinancing, reset or call after the expiration of a CLO’s non-call period.

The Adviser has increasingly focused considerable time and attention seeking to maximize value within our portfolio through CLO refinancings and resets. In a CLO refinancing, typically only the interest rate spread on a CLO’s debt tranches are reduced, and most other terms of the CLO remain unchanged. The reduction of a CLO’s cost of debt accrues to the benefit of the CLO’s equity investors, such as the Fund.

In a CLO reset, the CLO’s indenture, which sets forth the terms governing the CLO, is “re-opened” (e.g., the terms of the indenture and the various tranches of the CLO can be re-negotiated). Among other potential benefits, resetting a CLO renews the reinvestment period on the CLO, typically by up to five years. We believe that the ability to lengthen the term of our investments in CLO equity tranches is a key benefit of our structure and we believe many limited-life investment vehicles are not fully able to capture the value of this benefit.

In both resets and refinancings, there are one-time transaction costs (e.g., dealer fees, attorney fees, and related costs) which typically reduce the next scheduled distributions to the CLO’s equity tranche.

Other Investment Techniques

Leverage. Over the long term, management expects us to operate under normal market conditions generally with leverage within a range of 25-35% of total assets, although the actual amount of our leverage is uncertain from time to time. We expect that we will, or that we may need to, raise additional capital in the future to fund our continued growth, and we may do so by entering into a credit facility, issuing additional shares of preferred stock or debt securities or through other leveraging instruments.

We may incur additional leverage, including through the offering of securities pursuant to this prospectus, as and to the extent permitted by the 1940 Act. We are permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions. We may further increase our leverage through entry into a credit facility or other leveraging instruments. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. See “Description of Capital Structure — Preferred Shares and Other Securities.”

Subject to the limitations under the 1940 Act, we may incur additional leverage opportunistically or not at all and may choose to increase or decrease our leverage. We may use different types or combinations of leveraging instruments at any time based on the Adviser’s assessment of market conditions and the investment environment. In addition, we may borrow for temporary or other purposes as permitted under the 1940 Act, which indebtedness would be in addition to the asset coverage requirements described above. By leveraging our investment portfolio, we may create an opportunity for increased net income and capital appreciation. However, the use of leverage also involves significant risks and expenses, and our leverage strategy may not be successful. Any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. Accordingly, the more leverage is employed, the more likely a substantial change will occur in the NAV per share of our common stock. See “Risk Factors — Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.” The Adviser intends to leverage our portfolio only when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the use of leverage.

To the extent the income derived from investments purchased with funds received from leverage exceeds the cost of leverage, our return will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage or if we incur capital losses, our return will be less than if leverage had not been used, and therefore the amount available for distribution to holders of our capital stock as dividends and other distributions will be reduced or potentially eliminated. The Adviser may determine to maintain our leveraged position if it expects that the long-term benefits of maintaining the leveraged position will outweigh the current reduced return. We may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements will increase the cost of borrowing over the stated interest rate. In addition, capital raised through borrowing will be subject interest costs that may or may not exceed the income and appreciation on the assets purchased.

In connection with any credit facility, the lender may impose specific restrictions as a condition to borrowing. The credit facility fees may include up front structuring fees and ongoing commitment fees (including fees on amounts undrawn on the facility) in addition to the traditional interest expense on amounts borrowed. The credit facility may involve a lien on our assets. Similarly, to the extent we issue notes, we may be subject to fees, covenants and investment restrictions required by a national securities rating agency, as a result. Such covenants and restrictions imposed by a rating agency or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on us by the 1940 Act. While it is not anticipated that these covenants or restrictions will significantly impede the Adviser in managing our portfolio in accordance with our investment objectives and policies, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, we would not be able to utilize as much leverage as we otherwise could have, which could reduce our investment returns. In addition, we expect that any notes we issue or credit facility we enter into would contain covenants that may impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on us. These covenants would also likely limit our ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Board of Trustees and our Shareholders to change fundamental investment policies.

Our willingness to utilize leverage, and the amount of leverage we incur, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy may depend on our ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed. Any leveraging cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with our investment objectives and policies. See “Risk Factors — Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.”

Leverage Effects.  The extent that we employ leverage, if any, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Adviser’s ability to generate attractive investment returns. There is no assurance that a leveraging strategy will be successful during any period in which it is employed. We may incur additional leverage, including through entry into a credit facility, opportunistically or not at all and may choose to increase or decrease our leverage.

Derivative Transactions.  We may engage in Derivative Transactions from time to time. To the extent we engage in Derivative Transactions, we expect to do so to hedge against interest rate, credit and/or other risks, or for other investment or risk management purposes. We may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems it appropriate to do so. We may purchase and sell a variety of derivative instruments, including exchange-listed and OTC options, futures, options on futures, swaps and similar instruments, various interest rate transactions, such as swaps, caps, floors or collars, and credit transactions and credit default swaps. We also may purchase and sell derivative instruments that combine features of these instruments. Our use of Derivative Transactions, if any, will generally be deemed to create leverage for us and involves significant risks. No assurance can be given that our strategy and use of derivatives will be successful, and our investment performance could diminish compared with what it would have been if Derivative Transactions were not used.

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to CFTC Regulation 4.5 under the CEA promulgated by the CFTC with respect to us, and we currently intend to operate in a manner that would permit the Adviser to continue to claim such exclusion. See “Risk Factors — Risks Relating to Our Business and Structure — We are subject to the risk of legislative and regulatory changes impacting our business or the markets in which we invest” and “Risk Factors — Risks Related to Our Investments — We are subject to risks associated with any hedging or Derivative Transactions in which we participate.”

Rule 18f-4 under the 1940 Act permits us to enter into derivatives and other transactions that create future payment or delivery obligations, including short sales, notwithstanding the senior security provisions of the 1940 Act if we comply with certain VaR leverage limits and derivatives risk management program and board oversight and reporting requirements or comply with a “limited derivatives users” exception. We have elected to rely on the limited derivatives users exception. We may change this election and comply with the other provisions of Rule 18f-4 related to derivatives transactions at any time and without notice. To satisfy the limited derivatives users exception, we have adopted and implemented written policies and procedures reasonably designed to manage derivatives risk and limit derivatives exposure in accordance with Rule 18f-4. Rule 18f-4 also permits us to enter into reverse repurchase agreements or similar financing transactions notwithstanding the senior security provisions of the 1940 Act if we aggregate the amount of indebtedness associated with reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating our asset coverage ratios as discussed above or treat all such transactions as derivatives transactions for all purposes under Rule 18f-4.

Illiquid Transactions.  Generally, investments will be purchased or sold by us in private markets, including securities that are not publicly traded or that are otherwise illiquid and securities acquired directly from the issuer.

Temporary Defensive Position.  We may take a temporary defensive position and invest all or a substantial portion of our total assets in cash or cash equivalents, government securities or short-term fixed income securities during periods in which we believe that adverse market, economic, political or other conditions make it advisable to maintain a temporary defensive position. As the CLOs and loan accumulation facilities in which we invest are generally illiquid in nature, we may not be able to dispose of such investments and take a defensive position. To the extent that we invest defensively, we likely will not achieve our investment objectives.

Co-Investment with Affiliates.  In certain instances, we co-invest on a concurrent basis with other accounts managed by the Adviser and may do so with other accounts managed by certain of the Adviser’s affiliates, subject to compliance with applicable regulations and regulatory guidance and the Adviser’s written allocation procedures. Exemptive relief granted by the SEC to Eagle Point Credit Management and certain of its affiliates (as well as ECC) permits us to participate in certain negotiated co-investments alongside other accounts, including ECC and EIC, managed by the Adviser, or certain of its affiliates, subject to certain conditions including (i) that a majority of our Trustees who have no financial interest in the transaction and a majority of our Trustees who are not “interested persons,” as defined in the 1940 Act, of us approve the co-investment and (ii) the price, terms and conditions of the co-investment are the same for each participant. A copy of the Adviser’s application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

Competition

We compete for investments in CLO securities with other investment funds (including asset managers, business development companies, mutual funds, pension funds, private equity funds and hedge funds) as well as traditional financial services companies such as commercial banks, investment banks, finance companies and insurance companies.

Additionally, because competition for higher yielding investment opportunities generally has increased, many new investors have entered the CLO market over the past few years. As a result of these new entrants, competition for investment opportunities in CLO securities may intensify. Many of these entities have greater financial and managerial resources than we do. We believe we are able to compete with these entities on the basis of the Senior Investment Team’s deep and highly-specialized CLO market experience, the Adviser’s and Eagle Point Income Management’s collective relative size and prominence in the CLO market, and the Senior Investment Team’s longstanding relationships with many CLO collateral managers.

PRIOR PERFORMANCE OF THE ADVISER

Eagle Point Credit Management CLO Investment Overview

The Adviser has an extensive track record of investing substantial capital in CLO securities. The Fund has not yet commenced operations, and thus the performance shown below represents the results of other funds and accounts managed by the Adviser that invest primarily in CLO equity securities.

The following tables present the past performance of combined private accounts managed by the Adviser (“Adviser’s Private CLO Majority Equity Accounts”) and ECC, a publicly listed, registered closed-end fund managed by the Adviser. Collectively, we refer to the Adviser’s Private CLO Majority Equity Accounts and ECC as the “Adviser’s CLO Majority Equity Related Accounts”. The Adviser’s CLO Majority Equity Related Accounts consist of all accounts under discretionary management by the Adviser in the Adviser’s CLO equity investment strategy that have investment objectives, policies and strategies substantially similar to those of the Fund. The historical performance presented below reflect all income, gains and losses and reinvestment of any dividends or capital gains without provision for federal or state income tax. The tables present returns net of all fees but do not reflect the deduction of any sales load.

Annualized total return is a measurement of annualized return earned on an investment since the investment’s inception. Annualized total return uses the capital investments, distributions, and the value of the unrealized investment in the applicable account in order to calculate the annualized return. The calculation of the present value of the investment includes (i) realized and unrealized changes in the value of the investments; and (ii) all fees and expenses paid by the investors. The formula for annualized total return equals (present value of investment / initial investment amount) ^(1/# of years) – 1.

Net annualized total return may be more relevant to potential investors in the Fund in their analysis of the historical experience of the Adviser in managing all CLO-equity-focused portfolios with investment objectives, policies and strategies substantially similar to those of the Fund because net annualized total return reflects the deduction of investment advisory and other expenses that would be applicable to the Fund and reduce the net annualized total return.

Certain accounts that were included in the Adviser’s Private CLO Majority Equity Accounts during the time periods set forth below in the performance tables were not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the 1940 Act or Subchapter M of the Code. Consequently, the performance results for the Adviser’s Private CLO Majority Equity Accounts may have been less favorable had it been regulated as an investment company under the federal securities laws. ECC is subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by Subchapter M of the Internal Revenue Code.

The Adviser’s CLO Majority Equity Related Accounts have varying ratios of exposure to CLO equity and debt as compared to those targeted by the Fund’s investment strategies. The Adviser’s CLO Majority Equity Related Accounts generally have greater CLO equity exposure than what is expected to present in the Fund’s investment portfolio. Funds and accounts with greater CLO equity exposure would have experienced magnified returns, greater volatility and greater risk than is expected to be present in the Fund’s investment portfolio.

The historical performance of the Adviser’s CLO Majority Equity Related Accounts is not that of the Fund, is not a substitute for the Fund’s performance and is not necessarily indicative of the Fund’s future results. The Fund’s actual performance may differ significantly from the past performance of the related accounts.

While the Adviser’s Private CLO Majority Equity Accounts experience inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s repurchase program will not adversely affect the Fund’s performance.

The Adviser’s CLO Majority Equity Related Accounts includes [   ] funds and separate accounts with a total of $[   ] billion of assets under management dedicated to investing in CLO equity and debt tranches as of [   ].

	Adviser’s Private CLO Majority Equity Accounts	ECC
Investment Strategy	CLO majority equity
Entities included	[ ] private funds and accounts	1 publicly traded company; Eagle Point Credit Company Inc. (NYSE: ECC)
Inception	December 2012	October 2014
Length of track record	[ ] years	[ ] years
Gross proceeds deployed into CLO securities[1] ($ millions)	$[ ]	$[ ]
AUM as of [ ] ($ millions)	$[ ]	$[ ]
Value of $1,000 invested at inception	[ ]	[ ]
Multiple of invested capital from inception	[ ]x	[ ]x
Total Return since inception	[ ]%	[ ]%
Net annualized total return since inception	[ ]%	[ ]%
LTM net annualized total return	[ ]%	[ ]%
Last 3 Year net annualized total return	[ ]%	[ ]%
Last 5 Year net annualized total return	[ ]%	[ ]%

1 Excludes investments in CLO warehouse facilities that convert into CLO equity investments.

Annual total return for the 12 month periods ended December 311

	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Adviser’s Private CLO Majority Equity Accounts	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
ECC	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

1 Returns for the Adviser’s Private CLO Majority Equity Accounts reflect performance beginning December [1], 2012, and the returns for the ECC reflect performance beginning on [October 7, 2014].

The Adviser’s Private CLO Majority Equity Accounts reflects a base management fee of 1.5% of assets and a 15% income incentive fee above an annualized total return hurdle of 8%.

ECC includes fund leverage of 25-35% of total assets historically and includes a base management fee of 1.75% of total equity and a 20% income incentive fee above an annualized income return hurdle of 8%. The ECC performance calculation is based on the publicly traded closing stock price of ECC during the applicable period and assumes that any dividends or distributions are reinvested on the applicable payment dates Historically, ECC’s stock price has traded at a [ ]% premium (discount) to NAV.

Historical results of the Adviser’s CLO Majority Equity Related Accounts are not an indication of future performance and the Fund’s target investments, fee structure, leverage and other factors can vary significantly from the Adviser’s CLO Majority Equity Related Accounts.

Adviser’s CLO Majority Equity Related Accounts’ Illustrative Underlying Collateral Composition

The Adviser’s CLO Majority Equity Related Accounts invest in CLO securities that hold a diverse portfolio of first lien, senior secured loans by obligor, industry, geography, credit type, rating and maturity.

Top 10 Underlying Obligors

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Top 10 Industries of Underlying Obligors

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Diversification by Geography of Underlying Obligors

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Diversification by Credit Type of Underlying Obligors

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Rating Distribution of Underlying Obligors

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Maturity Distribution of Underlying Obligors

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RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, the price of our securities could decline, and you may lose all or part of your investment.

Risks Related to Our Investments

We have no prior operating history as a closed-end investment company.

We are a non-diversified, closed-end management investment company with no prior operating history. As a result, we do not have significant financial information on which you can evaluate an investment in us or our prior performance. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives, achieve its desired portfolio composition, or raise sufficient capital and that the value of your investment could decline substantially or become worthless. The Fund currently anticipates investing proceeds from the sale of its Shares within [three] months of the receipt of such proceeds, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. During this period, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less. We expect will have returns substantially lower than the returns that we anticipate earning from investments in CLO securities and related investments.

If the Fund is unable to raise sufficient capital, a Shareholder’s investment will be impacted and it may lead to higher fees.

The offering is being made on a “best efforts” basis, meaning that a Dealer Manager is only required to use its best efforts to sell the shares and has no firm commitment or obligation to purchase any shares in the offering. As a result, the amount of proceeds the Fund raises in the offering may be substantially less than the amount the Fund would need to create its desired portfolio of investments, and it may not achieve the economies of scale necessary to operate in a cost effective manner. If the Fund is unable to raise substantial funds, the Fund will make fewer investments resulting in less diversification in terms of the type, number and size of investments that it makes. As a result, the value of a shareholder’s investment may be reduced in the event the Fund’s assets under-perform. Moreover, the potential impact of any single asset’s performance on the overall performance of the portfolio increases. In addition, the Fund’s ability to achieve its investment objective could be hindered, which could result in a lower return on the investments. Further, the Fund will have certain fixed operating expenses, including certain expenses as a closed-end management investment company, regardless of whether the Fund is able to raise substantial funds in this offering. The Fund’s inability to raise substantial funds would increase its fixed operating expenses as a percentage of gross income, reducing the Fund’s net income and limiting its ability to make distributions. As a result, Shareholders may incur higher fees.

Investing in senior secured loans indirectly through CLO securities involves particular risks.

We obtain exposure to underlying senior secured loans through our investments in CLOs but may obtain such exposure directly or indirectly through other means from time to time. Such loans may become nonperforming or impaired for a variety of reasons. Nonperforming or impaired loans may require substantial workout negotiations or restructuring that may entail a substantial reduction in the interest rate and/or a substantial write-down of the principal of the loan. In addition, because of the unique and customized nature of a loan agreement and the private syndication of a loan, certain loans may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume in the loan market has been small relative to other markets. Loans may encounter trading delays due to their unique and customized nature, and transfers may require the consent of an agent bank and/or borrower. Risks associated with senior secured loans include the fact that prepayments generally may occur at any time without premium or penalty.

In addition, the portfolios of certain CLOs in which we invest may contain middle market loans. Loans to middle market companies may carry more inherent risks than loans to larger, publicly traded entities. These companies generally have more limited access to capital and higher funding costs, may be in a weaker financial position, may need more capital to expand or compete, and may be unable to obtain financing from public capital markets or from traditional sources, such as commercial banks. Middle market companies typically have narrower product lines and smaller market shares than large companies. Therefore, they tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies may also experience substantial variations in operating results. The success of a middle market business may also depend on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on the obligor. Accordingly, loans made to middle market companies may involve higher risks than loans made to companies that have greater financial resources or are otherwise able to access traditional credit sources. Middle market loans are less liquid and have a smaller trading market than the market for broadly syndicated loans and may have default rates or recovery rates that differ (and may be better or worse) than has been the case for broadly syndicated loans or investment grade securities. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced with respect to middle market loans in any CLO in which we may invest. As a consequence of the forgoing factors, the securities issued by CLOs that primarily invest in middle market loans (or hold significant portions thereof) are generally considered to be a riskier investment than securities issued by CLOs that primarily invest in broadly syndicated loans.

Covenant-lite loans may comprise a significant portion of the senior secured loans underlying the CLOs in which we invest. Over the past decade, the senior secured loan market has evolved from one in which covenant-lite loans represented a minority of the market to one in which such loans represent a significant majority of the market. Generally, covenant-lite loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent that the CLOs that we invest in hold covenant-lite loans, our CLOs may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

Our investments in CLO securities and other structured finance securities involve certain risks.

Our investments consist primarily of CLO securities, and we may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans in the case of a CLO) that serve as collateral. We and other investors in CLO and related structured finance securities ultimately bear the credit risk of the underlying collateral. In the case of most CLOs, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches which are the focus of our investment strategy, and scheduled payments to junior tranches have a priority in right of payment to subordinated/equity tranches.

In light of the above considerations, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. For example, investments in structured vehicles, including CBOs and equity and junior debt securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities, such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage related securities, trust preferred securities and emerging market debt. The pool of high yield securities underlying CBOs is typically separated into tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates, whereas the lower tranches, with greater risk, pay higher interest rates.

In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) our investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we invest, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs we may target. In addition, CLO and other structured finance securities may be subject to prepayment risk. Further, the performance of a CLO or other structured finance security may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility. Investments in structured finance securities may also be subject to liquidity risk.

Our investments in the primary CLO market involve certain additional risks.

Between the pricing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO equity and debt investors to receive less than face value of their investment.

Our portfolio of investments may lack diversification among CLO securities which may subject us to a risk of significant loss if one or more of these CLO securities experience a high level of defaults on collateral.

Our portfolio may hold investments in a limited number of CLO securities. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we will not have fixed guidelines for diversification, we will not have any limitations on the ability to invest in any one CLO, and our investments may be concentrated in relatively few CLO securities. As our portfolio may be less diversified than the portfolios of some larger funds, we are more susceptible to failure if one or more of the CLOs in which we are invested experiences a high level of defaults on its collateral. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. We may also invest in multiple CLOs managed by the same CLO collateral manager, thereby increasing our risk of loss in the event the CLO collateral manager were to fail, experience the loss of key portfolio management employees or sell its business.

Failure to maintain adequate diversification of underlying obligors across the CLOs in which we invest would make us more vulnerable to defaults.

Even if we maintain adequate diversification across different CLO issuers, we may still be subject to concentration risk since CLO portfolios tend to have a certain amount of overlap across underlying obligors. This trend is generally exacerbated when demand for bank loans by CLO issuers outpaces supply. Market analysts have noted that the overlap of obligor names among CLO issuers has increased recently, and is particularly evident across CLOs of the same year of origination, as well as with CLOs managed by the same asset manager. To the extent we invest in CLOs which have a high percentage of overlap, this may increase the likelihood of defaults on our CLO investments occurring together.

Our portfolio is focused on CLO securities, and the CLO securities in which we invest may hold loans that are concentrated in a limited number of industries.

Our portfolio is focused on securities issued by CLOs and related investments, and the CLOs in which we invest may hold loans that are concentrated in a limited number of industries. As a result, a downturn in the CLO industry or in any particular industry that the CLOs in which we invest are concentrated could significantly impact the aggregate returns we realize.

Failure by a CLO in which we are invested to satisfy certain tests will harm our operating results.

The failure by a CLO in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, would lead to a reduction in its payments to us. In the event that a CLO fails certain tests, holders of CLO senior debt would be entitled to additional payments that would, in turn, reduce the payments we, as holder of junior debt or equity tranches, would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.

Negative loan ratings migration may also place pressure on the performance of certain of our investments.

Per the terms of a CLO’s indenture, assets rated “CCC+” or lower or their equivalent in excess of applicable limits typically do not receive full par credit for purposes of calculation of the CLO’s overcollateralization tests. As a result, negative rating migration could cause a CLO to be out of compliance with its overcollateralization tests. This could cause a diversion of cash flows away from the CLO equity and junior debt tranches in favor of the more senior CLO debt tranches until the relevant overcollateralization test breaches are cured. This could have a negative impact on our NAV and cash flows.

Our investments in CLOs and other investment vehicles result in additional expenses to us.

We invest in CLO securities and may invest, to the extent permitted by law, in the securities and other instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of a CLO’s or any such investment vehicle’s expenses, including management and performance fees. In addition to the management and performance fees borne by our investments in CLOs, we also remain obligated to pay management and incentive fees to the Adviser with respect to the assets invested in the securities and other instruments of other investment vehicles, including CLOs. With respect to each of these investments, each holder of our common stock bears his or her share of the management and incentive fee of the Adviser as well as indirectly bearing the management and performance fees charged by the underlying advisor and other expenses of any investment vehicles in which we invest.

In the course of our investing activities, we pay management and incentive fees to the Adviser and reimburse the Adviser for certain expenses it incurs. As a result, investors in our securities invest on a “gross” basis and receive distributions on a “net” basis after expenses, potentially resulting in a lower rate of return than an investor might achieve through direct investments.

Our investments in CLO securities may be less transparent to us and our Shareholders than direct investments in the collateral.

We invest primarily in equity and junior debt tranches of CLOs and other related investments. Generally, there may be less information available to us regarding the collateral held by such CLOs than if we had invested directly in the debt of the underlying obligors. As a result, our Shareholders do not know the details of the collateral of the CLOs in which we invest or receive the reports issued with respect to such CLO. In addition, none of the information contained in certain monthly reports nor any other financial information furnished to us as a noteholder in a CLO is audited and reported upon, nor is an opinion expressed, by an independent public accountant. Our CLO investments are also subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs.

CLO investments involve complex documentation and accounting considerations.

CLOs and other structured finance securities in which we invest are often governed by a complex series of legal documents and contracts. As a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments.

The accounting and tax implications of the CLO investments that we make are complicated. In particular, reported earnings from CLO equity securities are recorded under U.S. generally accepted accounting principles, or “GAAP,” based upon an effective yield calculation. Current taxable earnings on certain of these investments, however, will generally not be determinable until after the end of the fiscal year of each individual CLO that ends within our fiscal year, even though the investments are generating cash flow throughout the fiscal year. The tax treatment of certain of these investments may result in higher distributable earnings in the early years and a capital loss at maturity, while for reporting purposes the totality of cash flows is reflected in a constant yield to maturity.

We are dependent on the collateral managers of the CLOs in which we invest, and those CLOs are generally not registered under the 1940 Act.

We rely on CLO collateral managers to administer and review the portfolios of collateral they manage. The actions of the CLO collateral managers may significantly affect the return on our investments; however, we, as investors of the CLO, typically do not have any direct contractual relationship with the collateral managers of the CLOs in which we invest. The ability of each CLO collateral manager to identify and report on issues affecting its securitization portfolio on a timely basis could also affect the return on our investments, as we may not be provided with information on a timely basis in order to take appropriate measures to manage our risks. We will also rely on CLO collateral managers to act in the best interests of a CLO it manages; however, such CLO collateral managers are subject to fiduciary duties owed to other classes of notes besides those in which we invest; therefore, there can be no assurance that the collateral managers will always act in the best interest of the class or classes of notes in which we are invested. If any CLO collateral manager were to act in a manner that was not in the best interest of the CLOs (e.g., gross negligence, with reckless disregard or in bad faith), this could adversely impact the overall performance of our investments. Furthermore, since the underlying CLO issuer often provides an indemnity to its CLO collateral manager, we may not be incentivized to pursue actions against the collateral manager since any such action, if successful, may ultimately be borne by the underlying CLO issuer and payable from its assets, which could create losses to us as investors in the CLO. In addition, to the extent we invest in CLO equity, liabilities incurred by the CLO manger to third parties may be borne by us to the extent the CLO is required to indemnify its collateral manager for such liabilities.

In addition, the CLOs in which we invest are generally not registered as investment companies under the 1940 Act. As investors in these CLOs, we are not afforded the protections that Shareholders in an investment company registered under the 1940 Act would have.

The collateral managers of the CLOs in which we invest may not continue to manage such CLOs.

Given that we invest in CLO securities issued by CLOs which are managed by unaffiliated collateral managers, we are dependent on the skill and expertise of such managers. As discussed under “Business — Investment Process,” we believe our Adviser’s ability to analyze and diligence potential CLO managers differentiates our approach to investing in CLO securities. However, there is no guarantee that, for any CLO we invest in, the collateral manager in place when we invest in such CLO securities will continue to manage such CLO through the life of our investment. Collateral managers are subject to removal or replacement by other holders of CLO securities without our consent, and may also voluntarily resign as collateral manager or assign their role as collateral manager to another entity. There can be no assurance that any removal, replacement, resignation or assignment of any particular CLO manager’s role will not adversely affect the returns on the CLO securities in which we invest.

Our investments in CLO securities may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receiving cash distributions related to such income.

Some of the CLOs in which we invest may constitute “passive foreign investment companies,” or “PFICs.” If we acquire interests treated as equity for U.S. federal income tax purposes in PFICs (including equity tranche investments and certain debt tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our Shareholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFIC’s income for each tax year regardless of whether we receive any distributions from such PFIC. We must nonetheless distribute such income to maintain our status as a RIC. Applicable treasury regulations generally treat our income inclusion with respect to a PFIC with respect to which we have made a qualified electing fund, or “QEF”, election, as qualifying income for purposes of determining our ability to be subject to tax as a RIC if (i) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to our business of investing in stock, securities, or currencies. As such, we may be restricted in our ability to make QEF elections with respect to our holdings in issuers that could be treated as PFICs in order to ensure our continued qualification as a RIC and/or maximize our after-tax return from these investments.

If we hold 10% or more of the interests treated as equity (by vote or value) for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation, or “CFC” (including equity tranche investments and certain debt tranche investments in a CLO treated as a CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If we are required to include such deemed distributions from a CFC in our income, we will be required to distribute such income to maintain our RIC status regardless of whether or not the CFC makes an actual distribution during such tax year. Applicable treasury regulations that generally treat our income inclusion with respect to a CFC as qualifying income for purposes of determining our ability to be subject to tax as a RIC either if (i) there is a distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to our business of investing in stock, securities, or currencies. As such, we may limit and/or manage our holdings in issuers that could be treated as CFCs in order to ensure our continued qualification as a RIC and/or maximize our after-tax return from these investments.

If we are required to include amounts from CLO securities in income prior to receiving the cash distributions representing such income, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

If a CLO in which we invest fails to comply with certain U.S. tax disclosure requirements, such CLO may be subject to withholding requirements that could materially and adversely affect our operating results and cash flows.

The U.S. Foreign Account Tax Compliance Act provisions of the Code, or “FATCA” imposes a withholding tax of 30% on U.S. source periodic payments, including interest and dividends to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its U.S. account holders and its U.S. owners. Most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amount available to distribute to equity and junior debt holders in such CLO, which could materially and adversely affect the fair value of the CLO’s securities, our operating results and cash flows.

Increased competition in the market or a decrease in new CLO issuances may result in increased price volatility or a shortage of investment opportunities.

In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of this market is relatively limited. While we cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

In addition, the volume of new CLO issuances and CLO refinancings varies over time as a result of a variety of factors including new regulations, changes in interest rates, and other market forces. As a result of increased competition and uncertainty regarding the volume of new CLO issuances and CLO refinancings, we can offer no assurances that we will deploy all of our capital in a timely manner or at all. Prospective investors should understand that we may compete with other investment vehicles, as well as investment and commercial banking firms, which have substantially greater resources, in terms of financial wherewithal and research staffs, than may be available to us.

We are subject to risks associated with our wholly-owned subsidiaries.

[We may invest indirectly through one or more wholly-owned subsidiaries to invest in securities of U.S. and non-U.S. issuers that are issued in private offerings without registration with the SEC pursuant to Regulation S under the Securities Act of 1933, as amended (“Securities Act”) or for other general corporate purposes. Any such wholly-owned subsidiaries would not be separately registered under the 1940 Act and would not be subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the Cayman Islands could result in the inability of any such subsidiary to operate as anticipated.]

We and our investments are subject to interest rate risk.

Since we may incur leverage (including through preferred stock and/or debt securities) to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds.

Since the economic downturn that began in 2007, interest rates are at historic lows. Because longer-term inflationary pressure may result from the U.S. government’s fiscal policies and other challenges and, because of the historically low interest rate environment in which we now operate, interest rates could continue to rise, rather than fall, in the future. In a rising interest rate environment, any leverage that we incur may bear a higher interest rate that our current leverage. There may not, however, be a corresponding increase in our investment income. Any reduction in the level of rate of return on new investments relative to the rate of return on our current investments, and any reduction in the rate of return on our current investments, could adversely impact our net investment income, reducing our ability to service the interest obligations on, and to repay the principal of, our indebtedness, as well as our capacity to pay distributions to our Shareholders. See “— Index Floor Risk.”

The fair value of certain of our investments may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, our investments in senior secured loans through investments in junior equity and debt tranches of CLOs are sensitive to interest rate levels and volatility. For example, because CLO debt securities are floating rate securities, a reduction in interest rates would generally result in a reduction in the coupon payment and cash flow we receive on our CLO debt investments, Further, although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect our cash flow, fair value of our assets and operating results. In the event that our interest expense were to increase relative to income, or sufficient financing became unavailable, our return on investments and cash available for distribution to Shareholders or to make other payments on our securities would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.

Index Floor Risk.  Because CLOs generally issue debt on a floating rate basis, an increase in the base rate will increase the financing costs of CLOs. Many of the senior secured loans held by these CLOs have index floors such that, when the index is below the stated floor, the stated floor (rather than the index itself) is used to determine the interest payable under the loans. Therefore, if the index increases but stays below the average floor rate of the senior secured loans held by a CLO, there would not be a corresponding increase in the investment income of such CLOs. The combination of increased financing costs without a corresponding increase in investment income in such a scenario could result in the CLO not having adequate cash to make interest or other payments on the securities which we hold.

LIBOR Risk.  The CLO equity and debt securities in which we invest earn interest at, and CLOs in which we typically invest obtain financing at, a floating rate based on LIBOR. Regulators and law enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contributed to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been under-reporting or otherwise manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the CFTC, the U.S. Department of Justice and the United Kingdom Financial Conduct Authority, or the “FCA,” in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. In such settlements, such financial institutions admitted to submitting rates to the BBA that were lower than the actual rates at which such financial institutions could borrow funds from other banks. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. On July 9, 2013, it was announced that the NYSE Euronext Rate Administration Limited would take over the administration of LIBOR from the BBA, subject to authorization from the FCA and following a period of transition. Accordingly, ICE Benchmark Administration Limited (formerly NYSE Euronext Rate Administration Limited) assumed this role on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Any of such actions or other effects from the ongoing investigations could adversely affect the liquidity and value of our investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of our investments. Additionally, it may make it more difficult for CLO issuers to satisfy certain conditions set forth in a CLO’s offering documents.

On July 27, 2017, the FCA announced the FCA’s intention to cease sustaining LIBOR. On March 5, 2021, the FCA announced that all LIBOR settings will either cease to be provided by any administrator, or no longer be representative immediately after December 31, 2021, for all GBP, EUR, CHF and JPY LIBOR settings and one-week and two-month US dollar LIBOR settings, and immediately after June 30, 2023 for the remaining US dollar LIBOR settings, including three-month US dollar LIBOR. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) and the Sterling Overnight Index Average Rate (SONIA, which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market), although other replacement rates could be adopted by market participants. At this time, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. In addition, based on supervisory guidance from regulators, many banks are expected to cease issuance of new LIBOR-based instruments by January 1, 2022. On April 3, 2018, the New York Federal Reserve Bank began publishing its alternative rate, the Secured Overnight Financing Rate (“SOFR”). The Bank of England followed suit on April 23, 2018 by publishing its proposed alternative rate, the Sterling Overnight Index Average (“SONIA”). Each of SOFR and SONIA significantly differ from LIBOR, both in the actual rate and how it is calculated, and therefore it is unclear whether and when markets will adopt either of these rates as a widely accepted replacement for LIBOR. On July 29, 2021, ARRC announced that it recommended Term SOFR, a similar forward-looking term rate which will be based on SOFR, for business loans. As of the date of this prospectus, it is unclear how the market will respond to ARRC’s formal recommendation. If no widely accepted conventions develop, it is uncertain what effect broadly divergent interest rate calculation methodologies in the markets will have on the price and liquidity of leverage loans or CLO securities and the ability for CLOs to effectively mitigate interest rate risks.

Potential Effects of Alternative Reference Rates.  At this time, it is not possible to predict the effect of the FCA Announcement or other regulatory changes or announcements, the establishment of SOFR, SONIA or any other alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined.

As LIBOR is currently being reformed, investors should be aware that: (a) any changes to LIBOR could affect the level of the published rate, including to cause it to be lower and/or more volatile than it would otherwise be; (b) if the applicable rate of interest on any CLO security is calculated with reference to a tenor which is discontinued, such rate of interest will then be determined by the provisions of the affected CLO security, which may include determination by the relevant calculation agent in its discretion; (c) the administrator of LIBOR will not have any involvement in the CLOs or loans and may take any actions in respect of LIBOR without regard to the effect of such actions on the CLOs or loans; and (d) any uncertainty in the value of LIBOR or, the development of a widespread market view that LIBOR has been manipulated or any uncertainty in the prominence of LIBOR as a benchmark interest rate due to the recent regulatory reform may adversely affect the liquidity of the securities in the secondary market and their market value. Any of the above or any other significant change to the setting of LIBOR could have a material adverse effect on the value of, and the amount payable under, (i) any underlying asset of the CLO which pay interest linked to a LIBOR rate and (ii) the CLO securities in which we invest.

If LIBOR is eliminated as a benchmark rate, it is uncertain whether broad replacement conventions in the CLO markets will develop and, if conventions develop, what those conventions will be and whether they will create adverse consequences for the issuer or the holders of CLO securities. Currently, the CLOs we are invested in generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net investment income. More recently, the CLOs we are invested in have included, or have been amended to include, language permitting the CLO investment manager to implement a market replacement rate (like those proposed by the ARRC) upon the occurrence of certain material disruption events. However, we cannot ensure that all CLOs in which we are invested will have such provisions, nor can we ensure the CLO investment managers will undertake the suggested amendments when able.

If no replacement conventions develop, it is uncertain what effect broadly divergent interest rate calculation methodologies in the markets will have on the price and liquidity of CLO securities and the ability of the collateral manager to effectively mitigate interest rate risks. While the issuers and the trustee of a CLO may enter into a reference rate amendment or the collateral manager may designate a designated reference rate, in each case, subject to the conditions described in a CLO indenture, there can be no assurance that a change to any alternative benchmark rate (a) will be adopted, (b) will effectively mitigate interest rate risks or result in an equivalent methodology for determining the interest rates on the floating rate instrument, (c) will be adopted prior to any date on which the issuer suffers adverse consequences from the elimination or modification or potential elimination or modification of LIBOR or (d) will not have a material adverse effect on the holders of the CLO securities.

In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. In addition, based on supervisory guidance from regulators, many banks are expected to cease issuance of new LIBOR-based instruments by January 1, 2022. To the extent that any LIBOR replacement rate utilized for senior secured loans differs from that utilized for debt of a CLO that holds those loans (including instances where the replacement rate is utilized for such loans prior to it being utilized by the CLO), for the duration of such mismatch, the CLO would experience an interest rate mismatch between its assets and liabilities, which would be expected to have an adverse impact on the cash flows distributed to CLO equity investors as well as our net investment income and portfolio returns until such mismatch is corrected or minimized, which would be expected to occur when both the underlying senior secured loans and the CLO debt securities utilize the same LIBOR replacement rate. As of the date hereof, certain senior secured loans have already transitioned to utilizing SOFR based interest rates whereas CLO debt securities have generally not yet transitioned to such replacement rate.

Base Rate Mismatch.  Many underlying corporate borrowers can elect to pay interest based on a 1-month, 3-month and/or other term base rates in respect of the loans held by CLOs in which we are invested, in each case plus an applicable spread, whereas CLOs generally pay interest to holders of the CLO’s debt tranches based today on 3-month term plus a spread. The 3-month term rate may fluctuate in excess of other potential term rates, which may result in many underlying corporate borrowers electing to pay interest based on a shorter or lower, but in any event lower, base rate. This mismatch in the rate at which CLOs earn interest and the rate at which they pay interest on their debt tranches negatively impacts the cash flows on a CLO’s equity tranche, which may in turn adversely affect our cash flows and results of operations. Unless spreads are adjusted to account for such increases, these negative impacts may worsen as the amount by which the 3-month term rate exceeds such other chosen term base rate.

Low Interest Rate Environment.  As of the date of this prospectus, interest rates in the United States are at historic lows due to the U.S. Federal Reserve’s recent lowering of certain interest rates as part of its efforts to ease the economic effects of the COVID-19 pandemic. With the historically low interest rates, there is a risk that interest rates will rise once the COVID-19 pandemic abates.

The senior secured loans underlying the CLOs in which we invest typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which we invest. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. See “— Risks Related to Our Investments — Our investments are subject to prepayment risk”. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have LIBOR floors, if LIBOR is below the average LIBOR floor, there may not be corresponding increases in investment income which could result in the CLO not having adequate cash to make interest or other payments on the securities which we hold.

For detailed discussions of the risks associated with a rising interest rate environment, see “— Risks Related to Our Investments — We and our investments are subject to interest rate risk” and “— Risks Related to Our Investments — We and our investments are subject to risks associated with investing in high-yield and unrated, or “junk,” securities.”

Our investments are subject to credit risk.

If a CLO in which we invest, an underlying asset of any such CLO or any other type of credit investment in our portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both our income and NAV may be adversely impacted. Non-payment would result in a reduction of our income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in our NAV. With respect to our investments in CLO securities and credit investments that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, we could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a CLO security or credit investment. To the extent that the credit rating assigned to a security in our portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which we invest triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Our investments are subject to prepayment risk.

Although the Adviser’s valuations and projections take into account certain expected levels of prepayments, the collateral of a CLO may be prepaid more quickly than expected. Prepayment rates are influenced by changes in interest rates and a variety of factors beyond our control and consequently cannot be accurately predicted. Early prepayments give rise to increased reinvestment risk, as a CLO collateral manager might realize excess cash from prepayments earlier than expected. If a CLO collateral manager is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce our net income and the fair value of that asset.

In addition, in most CLO transactions, CLO debt investors, such as us, are subject to prepayment risk in that the holders of a majority of the equity tranche can direct a call or refinancing of a CLO, which would cause such CLO’s outstanding CLO debt securities to be repaid at par. Such prepayments of CLO debt securities held by us also give rise to reinvestment risk if we are unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid.

We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.

We may incur leverage, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of Derivative Transactions, shares of preferred stock, debt securities and other structures and instruments, in significant amounts and on terms that the Adviser and our Board of Trustees deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of our investments, to pay fees and expenses and for other purposes. Such leverage may be secured and/or unsecured. Any such leverage does not include leverage embedded or inherent in the CLO structures in which we invest or in derivative instruments in which we may invest. Accordingly, there is a layering of leverage in our overall structure.

The more leverage we employ, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. For instance, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make distributions and other payments to our securityholders. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged.

As a registered closed-end management investment company, we will generally be required to meet certain asset coverage requirements, as defined under the 1940 Act, with respect to any senior securities. With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stocks (i.e., shares of preferred stock), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock. If legislation were passed that modifies this section of the 1940 Act and increases the amount of senior securities that we may incur, we may increase our leverage to the extent then permitted by the 1940 Act and the risks associated with an investment in us may increase.

If our asset coverage declines below 300% (or 200%, as applicable), we would not be able to incur additional debt or issue preferred stock, and could be required by law to sell a portion of our investments to repay some debt or redeem shares of preferred stock when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make certain distributions or pay dividends of an amount necessary to continue to be subject to tax as a RIC. The amount of leverage that we employ will depend on the Adviser’s and our Board of Trustees’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our ability to be subject to tax as a RIC under Subchapter M of the Code.

The following table is furnished in response to the requirements of the SEC and illustrates the effect of leverage on returns from an investment in our Shares assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on Our Portfolio (Net of Expenses Not Related to Borrowings)	-10%		-5%		0%		5%		10%
Corresponding return to Shareholders(1)	[	]%	[	]%	[	]%	[	]%	[	]%

Based on our assumed leverage described above, our investment portfolio would have been required to experience an annual return of at least [  ]% to cover annual dividend and interest payments on our expected indebtedness.

Our investments may be highly subordinated and subject to leveraged securities risk.

Our portfolio includes equity and junior debt investments in CLOs, which involve a number of significant risks. CLOs are typically very highly levered (with CLO equity securities being leveraged approximately ten times), and therefore the junior equity and debt tranches in which we are currently invested and in which we invest will be subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. We generally have the right to receive payments only from the CLOs, and generally not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs we target generally enable an equity investor therein to acquire interests in a pool of senior secured loans without the expenses associated with directly holding the same investments, we generally pay a proportionate share of the CLOs’ administrative, management and other expenses, if we make a CLO equity investment. In addition, we may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing our overall exposure and capital at risk to such CLO. Although it is difficult to predict whether the prices of assets underlying CLOs will rise or fall, these prices (and, therefore, the prices of the CLOs’ securities) are influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The interests we acquire in CLOs generally are thinly traded or have only a limited trading market. CLO securities are typically privately offered and sold, even in the secondary market. As a result, investments in CLO securities are illiquid.

We and our investments are subject to risks associated with investing in high-yield and unrated, or “junk,” securities.

We invest primarily in securities that are rated below investment grade or, in the case of CLO equity securities, are not rated by a national securities rating service. The primary assets underlying our CLO security investments are senior secured loans, although these transactions may allow for limited exposure to other asset classes including unsecured loans, high yield bonds, emerging market loans or bonds and structured finance securities with underlying exposure to CBO and CDO tranches, residential mortgage-backed securities, commercial mortgage backed securities, trust preferred securities and other types of securitizations. CLOs generally invest in lower-rated debt securities that are typically rated below Baa/BBB by Moody’s, S&P or Fitch. In addition, we may obtain direct exposure to such financial assets/instruments. Securities that are not rated or are rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are sometimes referred to as “high yield” or “junk.” High-yield debt securities have greater credit and liquidity risk than investment grade obligations. High-yield debt securities are generally unsecured and may be subordinated to certain other obligations of the issuer thereof. The lower rating of high-yield debt securities and below investment grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer thereof to make payments of principal or interest.

Risks of high-yield debt securities may include:

(1)	limited liquidity and secondary market support;

(2)	substantial marketplace volatility resulting from changes in prevailing interest rates;

(3)	subordination to the prior claims of banks and other senior lenders;

(4)	the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause the CLO issuer to reinvest premature redemption proceeds in lower-yielding debt obligations;

(5)	the possibility that earnings of the high-yield debt security issuer may be insufficient to meet its debt service;

(6)	the declining creditworthiness and potential for insolvency of the issuer of such high-yield debt securities during periods of rising interest rates and/or economic downturn; and

(7)	greater susceptibility to losses and real or perceived adverse economic and competitive industry conditions than higher grade securities

An economic downturn or an increase in interest rates could severely disrupt the market for high-yield debt securities and adversely affect the value of outstanding high-yield debt securities and the ability of the issuers thereof to repay principal and interest.

Issuers of high-yield debt securities may be highly leveraged and may not have available to them more traditional methods of financing. The risk associated with acquiring (directly or indirectly) the securities of such issuers generally is greater than is the case with highly rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield debt securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, timely service of debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield debt securities because such securities may be unsecured and may be subordinated to obligations owed to other creditors of the issuer of such securities. In addition, the CLO issuer may incur additional expenses to the extent it (or any investment manager) is required to seek recovery upon a default on a high yield bond (or any other debt obligation) or participate in the restructuring of such obligation.

A portion of the loans held by CLOs in which we invest may consist of second lien loans. Second lien loans are secured by liens on the collateral securing the loan that are subordinated to the liens of at least one other class of obligations of the related obligor, and thus, the ability of the CLO issuer to exercise remedies after a second lien loan becomes a defaulted obligation is subordinated to, and limited by, the rights of the senior creditors holding such other classes of obligations. In many circumstances, the CLO issuer may be prevented from foreclosing on the collateral securing a second lien loan until the related first lien loan is paid in full. Moreover, any amounts that might be realized as a result of collection efforts or in connection with a bankruptcy or insolvency proceeding involving a second lien loan must generally be turned over to the first lien secured lender until the first lien secured lender has realized the full value of its own claims. In addition, certain of the second lien loans contain provisions requiring the CLO issuer’s interest in the collateral to be released in certain circumstances. These lien and payment obligation subordination provisions may materially and adversely affect the ability of the CLO issuer to realize value from second lien loans and adversely affect the fair value of and income from our investment in the CLO’s securities.

We are subject to risks associated with loan assignments and participations.

We, or the CLOs in which we invest, may acquire interests in loans either directly (by way of assignment, or “Assignments”) or indirectly (by way of participation, or “Participations”). The purchaser by an Assignment of a loan obligation typically succeeds to all the rights and obligations of the selling institution and becomes a lender under the loan or credit agreement with respect to the debt obligation. In contrast, Participations acquired by us or the CLOs in which we invest in a portion of a debt obligation held by a selling institution, or the “Selling Institution,” typically result in a contractual relationship only with such Selling Institution, not with the obligor. We or the CLOs in which we invest would have the right to receive payments of principal, interest and any fees to which we (or the CLOs in which we invest) are entitled under the Participation only from the Selling Institution and only upon receipt by the Selling Institution of such payments from the obligor. In purchasing a Participation, we or the CLOs in which we invest generally will have no right to enforce compliance by the obligor with the terms of the loan or credit agreement or other instrument evidencing such debt obligation, nor any rights of setoff against the obligor, and we or the CLOs in which we invest may not directly benefit from the collateral supporting the debt obligation in which it has purchased the Participation. As a result, we or the CLOs in which we invest would assume the credit risk of both the obligor and the Selling Institution. In the event of the insolvency of the Selling Institution, we or the CLOs in which we invest will be treated as a general creditor of the Selling Institution in respect of the Participation and may not benefit from any setoff between the Selling Institution and the obligor.

The holder of a Participation in a debt obligation may not have the right to vote to waive enforcement of any default by an obligor. Selling Institutions commonly reserve the right to administer the debt obligations sold by them as they see fit and to amend the documentation evidencing such debt obligations in all respects. However, most participation agreements with respect to senior secured loans provide that the Selling Institution may not vote in favor of any amendment, modification or waiver that (1) forgives principal, interest or fees, (2) reduces principal, interest or fees that are payable, (3) postpones any payment of principal (whether a scheduled payment or a mandatory prepayment), interest or fees or (4) releases any material guarantee or security without the consent of the participant (at least to the extent the participant would be affected by any such amendment, modification or waiver).

A Selling Institution voting in connection with a potential waiver of a default by an obligor may have interests different from ours, and the Selling Institution might not consider our interests in connection with its vote. In addition, many participation agreements with respect to senior secured loans that provide voting rights to the participant further provide that, if the participant does not vote in favor of amendments, modifications or waivers, the Selling Institution may repurchase such Participation at par. An investment by us in a synthetic security related to a loan involves many of the same considerations relevant to Participations.

The lack of liquidity in our investments may adversely affect our business.

High-yield investments, including subordinated CLO securities and collateral held by CLOs in which we invest, generally have limited liquidity. As a result, prices of high-yield investments have at times experienced significant and rapid decline when a substantial number of holders (or a few holders of a significantly large “block” of the securities) decided to sell. In addition, we (or the CLOs in which we invest) may have difficulty disposing of certain high-yield investments because there may be a thin trading market for such securities. To the extent that a secondary trading market for non-investment grade high-yield investments does exist, it would not be as liquid as the secondary market for highly rated investments. Reduced secondary market liquidity would have an adverse impact on the fair value of the securities and on our direct or indirect ability to dispose of particular securities in response to a specific economic event such as deterioration in the creditworthiness of the issuer of such securities.

As secondary market trading volumes increase, new loans frequently contain standardized documentation to facilitate loan trading that may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because holders of such loans are offered confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not purchased or sold as easily as publicly traded securities are purchased or sold. Although a secondary market may exist, risks similar to those described above in connection with an investment in high-yield debt investments are also applicable to investments in lower rated loans.

The securities issued by CLOs generally offer less liquidity than other investment grade or high-yield corporate debt, and are subject to certain transfer restrictions that impose certain financial and other eligibility requirements on prospective transferees. Other investments that we may purchase in privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, our ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent us from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

We may be exposed to counterparty risk.

We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on the obligations represented by investments and result in significant losses.

We may hold investments (including synthetic securities) that would expose us to the credit risk of our counterparties or the counterparties of the CLOs in which it invests. In the event of a bankruptcy or insolvency of such a counterparty, we or a CLO in which such an investment is held could suffer significant losses, including the loss of that part of our or the CLO’s portfolio financed through such a transaction, declines in the value of our investment, including declines that may occur during an applicable stay period, the inability to realize any gains on our investment during such period and fees and expenses incurred in enforcing our rights. If the CLO enters into or owns synthetic securities, the CLO may fall within the definition of “commodity pool” under new CFTC rules, and the collateral manager of the CLO may be required to register as a commodity pool operator with the CFTC, which could increase costs for the CLO and reduce amounts available to pay to the residual tranche.

In addition, with respect to certain swaps and synthetic securities, neither a CLO nor we usually has a contractual relationship with the entities, referred to as “Reference Entities” whose payment obligations are the subject of the relevant swap agreement or security. Therefore, neither the CLOs nor we generally have a right to directly enforce compliance by the Reference Entity with the terms of this kind of underlying obligation, any rights of set-off against the Reference Entity or any voting rights with respect to the underlying obligation. Neither the CLOs nor we will directly benefit from the collateral supporting the underlying obligation and will not have the benefit of the remedies that would normally be available to a holder of such underlying obligation.

Furthermore, we may invest in unsecured notes which are linked to loans or other assets held by a bank or other financial institution on its balance sheet (so called “credit-linked notes”). Although the credit-linked notes are tied to the underlying performance of the assets held by the bank, such credit-linked notes are not secured by such assets, and we have no direct or indirect ownership of the underlying assets. Thus, as a holder of such credit-linked notes, we would be subject to counterparty risk of the bank which issues the credit-linked notes (in addition to the risk associated with the assets themselves). To the extent the relevant bank experiences an insolvency event or goes into receivership, we may not receive payments on the credit-linked notes, or such payments may be delayed.

We are subject to risks associated with defaults on an underlying asset held by a CLO.

A default and any resulting loss as well as other losses on an underlying asset held by a CLO may reduce the fair value of our corresponding CLO investment. A wide range of factors could adversely affect the ability of the borrower of an underlying asset to make interest or other payments on that asset. To the extent that actual defaults and losses on the collateral of an investment exceed the level of defaults and losses factored into its purchase price, the value of the anticipated return from the investment will be reduced. The more deeply subordinated the tranche of securities in which we invest, the greater the risk of loss upon a default. For example, CLO equity is the most subordinated tranche within a CLO and is therefore subject to the greatest risk of loss resulting from defaults on the CLO’s collateral, whether due to bankruptcy or otherwise. Any defaults and losses in excess of expected default rates and loss model inputs will have a negative impact on the fair value of our investments, will reduce the cash flows that we receive from our investments, adversely affect the fair value of our assets and could adversely impact our ability to pay dividends. Furthermore, the holders of the junior equity and debt tranches typically have limited rights with respect to decisions made with respect to collateral following an event of default on a CLO. In some cases, the senior most class of notes can elect to liquidate the collateral even if the expected proceeds are not expected to be able to pay in full all classes of notes. We could experience a complete loss of our investment in such a scenario.

In addition, the collateral of CLOs may require substantial workout negotiations or restructuring in the event of a default or liquidation. Any such workout or restructuring is likely to lead to a substantial reduction in the interest rate of such asset and/or a substantial write-down or write-off of all or a portion the principal of such asset. Any such reduction in interest rates or principal will negatively affect the fair value of our portfolio.

We are subject to risks associated with loan accumulation facilities.

We may invest capital in loan accumulation facilities, which are short- to medium-term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Fund may be responsible for either holding or disposing of the loans. This could expose the Fund primarily to credit and/or mark-to-market losses, and other risks.

Furthermore, we likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event we do have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, we may be responsible for either holding or disposing of the loans. This could expose us primarily to credit and/or mark-to-market losses, and other risks. Loan accumulation facilities typically incur leverage from four to six times prior to a CLO’s closing and as such the potential risk of loss will be increased for such facilities that employ leverage.

We are subject to risks associated with the bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO in which we invest.

In the event of a bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO or other vehicle in which we invest, a court or other governmental entity may determine that our claims or those of the relevant CLO are not valid or not entitled to the treatment we expected when making our initial investment decision.

Various laws enacted for the protection of debtors may apply to the underlying assets in our investment portfolio. The information in this and the following paragraph represents a brief summary of certain points only, is not intended to be an extensive summary of the relevant issues and is applicable with respect to U.S. issuers and borrowers only. The following is not intended to be a summary of all relevant risks. Similar avoidance provisions to those described below are sometimes available with respect to non-U.S. issuers or borrowers, and there is no assurance that this will be the case which may result in a much greater risk of partial or total loss of value in that underlying asset.

If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer or borrower of underlying assets, such as a trustee in bankruptcy, were to find that such issuer or borrower did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting such underlying assets and, after giving effect to such indebtedness, the issuer or borrower (1) was insolvent; (2) was engaged in a business for which the remaining assets of such issuer or borrower constituted unreasonably small capital; or (3) intended to incur, or believed that it would incur, debts beyond our ability to pay such debts as they mature, such court could decide to invalidate, in whole or in part, the indebtedness constituting the underlying assets as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of the issuer or borrower or to recover amounts previously paid by the issuer or borrower in satisfaction of such indebtedness. In addition, in the event of the insolvency of an issuer or borrower of underlying assets, payments made on such underlying assets could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year under U.S. Federal bankruptcy law or even longer under state laws) before insolvency.

Our underlying assets may be subject to various laws for the protection of debtors in other jurisdictions, including the jurisdiction of incorporation of the issuer or borrower of such underlying assets and, if different, the jurisdiction from which it conducts business and in which it holds assets, any of which may adversely affect such issuer’s or borrower’s ability to make, or a creditor’s ability to enforce, payment in full, on a timely basis or at all. These insolvency considerations will differ depending on the jurisdiction in which an issuer or borrower or the related underlying assets are located and may differ depending on the legal status of the issuer or borrower.

We are subject to risks associated with any hedging or Derivative Transactions in which we participate.

We may in the future purchase and sell a variety of derivative instruments. To the extent we engage in Derivative Transactions, we expect to do so to hedge against interest rate, credit and/or other risks or for other investment or risk management purposes. We may use Derivative Transactions for investment purposes to the extent consistent with our investment objectives if the Adviser deems it appropriate to do so. Derivative Transactions may be volatile and involve various risks different from, and in certain cases, greater than the risks presented by other instruments. The primary risks related to Derivative Transactions include counterparty, correlation, illiquidity, leverage, volatility and OTC trading risks. A small investment in derivatives could have a large potential impact on our performance, effecting a form of investment leverage on our portfolio. In certain types of Derivative Transactions, we could lose the entire amount of our investment. In other types of Derivative Transactions, the potential loss is theoretically unlimited.

The following is a more detailed discussion of primary risk considerations related to the use of Derivative Transactions that investors should understand before investing in our securities.

Counterparty risk.  Counterparty risk is the risk that a counterparty in a Derivative Transaction will be unable to honor its financial obligation to us, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. Certain participants in the derivatives market, including larger financial institutions, have experienced significant financial hardship and deteriorating credit conditions. If our counterparty to a Derivative Transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its obligations may increase substantially. If a counterparty becomes bankrupt, we may experience significant delays in obtaining recovery (if at all) under the derivative contract in bankruptcy or other reorganization proceeding; if our claim is unsecured, we will be treated as a general creditor of such prime broker or counterparty and will not have any claim with respect to the underlying security. We may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivatives since generally a clearing organization becomes substituted for each counterparty to a cleared derivative and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to us.

Correlation risk.  When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged may prevent us from achieving the intended hedging effect or expose us to the risk of loss. The imperfect correlation between the value of a derivative and our underlying assets may result in losses on the Derivative Transaction that are greater than the gain in the value of the underlying assets in our portfolio.

The Adviser may not hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge, or because it does not foresee the occurrence of the risk. These factors may have a significant negative effect on the fair value of our assets and the market value of our securities.

Liquidity risk.  Derivative Transactions, especially when traded in large amounts, may not be liquid in all circumstances, so that in volatile markets we would not be able to close out a position without incurring a loss. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which we may conduct transactions in derivative instruments may prevent prompt liquidation of positions, subjecting us to the potential of greater losses.

Leverage risk.  Trading in Derivative Transactions can result in significant leverage and risk of loss. Thus, the leverage offered by trading in derivative instruments will magnify the gains and losses we experience and could cause our NAV to be subject to wider fluctuations than would be the case if we did not use the leverage feature in derivative instruments.

Volatility risk.  The prices of many derivative instruments, including many options and swaps, are highly volatile. Price movements of options contracts and payments pursuant to swap agreements are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The value of options and swap agreements also depends upon the price of the securities or currencies underlying them.

OTC trading.  Derivative Transactions that may be purchased or sold may include instruments not traded on an organized market. The risk of non-performance by the counterparty to such Derivative Transaction may be greater and the ease with which we can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for certain derivative instruments that are not traded on an exchange. Such instruments are often valued subjectively and may result in mispricings or improper valuations. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value, or both. In contrast, cleared derivative transactions benefit from daily marked-to-market pricing and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections; however, certain uncleared derivative transactions are subject to minimum margin requirements which may require us and our counterparties to exchange collateral based on daily marked-to-market pricing. OTC trading generally exposes us to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing us to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where we have concentrated our transactions with a single or small group of counterparties.

We may be subject to risks associated with investments in other investment companies.

We may invest in securities of other investment companies subject to statutory limitations prescribed by the 1940 Act. These limitations include in certain circumstances a prohibition on us acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of our total assets in securities of any one investment company or more than 10% of our total assets in securities of all investment companies. We will indirectly bear our proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses that we regularly bear. We may only invest in other investment companies to the extent that the asset class exposure in such investment companies is consistent with the permissible asset class exposure for us had we invested directly in securities, and the portfolios of such investment companies are subject to similar risks as we are.

Investors will bear indirectly the fees and expenses of the CLO equity securities in which we invest.

Investors will bear indirectly the fees and expenses (including management fees and other operating expenses) of the CLO equity securities in which we invest. CLO collateral manager fees are charged on the total assets of a CLO but are assumed to be paid from the residual cash flows after interest payments to the CLO senior debt tranches. Therefore, these CLO collateral manager fees (which generally range from 0.35% to 0.50% of a CLO’s total assets) are effectively much higher when allocated only to the CLO equity tranche. The calculation does not include any other operating expense ratios of the CLOs, as these amounts are not routinely reported to shareholders on a basis consistent with this methodology; however, it is estimated that additional operating expenses of 0.30% to 0.70% could be incurred. In addition, CLO collateral managers may earn fees based on a percentage of the CLO’s equity cash flows after the CLO equity has earned a cash-on-cash return of its capital and achieved a specified “hurdle” rate.

We and our investments are subject to reinvestment risk.

As part of the ordinary management of its portfolio, a CLO will typically generate cash from asset repayments and sales and reinvest those proceeds in substitute assets, subject to compliance with its investment tests and certain other conditions. The earnings with respect to such substitute assets will depend on the quality of reinvestment opportunities available at the time. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired (for example, during periods of loan compression or need to satisfy the CLO’s covenants) or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow that the CLO collateral manager is able to achieve. The investment tests may incentivize a CLO collateral manager to cause the CLO to buy riskier assets than it otherwise would, which could result in additional losses. These factors could reduce our return on investment and may have a negative effect on the fair value of our assets and the market value of our securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. In addition, in most CLO transactions, CLO debt investors are subject to the risk that the holders of a majority of the equity tranche, who can direct a call or refinancing of a CLO, causing such CLO’s outstanding CLO debt securities to be repaid at par earlier than expected. There can be no assurance that we will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

We and our investments are subject to risks associated with non-U.S. investing.

While we invest primarily in CLOs that hold underlying U.S. assets, these CLOs may be organized outside the United States and we may also invest in CLOs that hold collateral that are non-U.S. assets.

Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, we, and the CLOs in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions.

In addition, international trade tensions may arise from time to time which could result in trade tariffs, embargoes or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, supply chain disruptions, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries, which could have a negative impact on the value of the CLO securities that we hold.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in periods when our assets are uninvested. Our inability to make intended investments due to settlement problems or the risk of intermediary counterparty failures could cause it to miss investment opportunities. The inability to dispose of an investment due to settlement problems could result either in losses to the funds due to subsequent declines in the value of such investment or, if we have entered into a contract to sell the security, could result in possible liability to the purchaser. Transaction costs of buying and selling foreign securities also are generally higher than those involved in domestic transactions. Furthermore, foreign financial markets have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies.

The economies of individual non-U.S. countries may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, volatility of currency exchange rates, depreciation, capital reinvestment, resources self-sufficiency and balance of payments position.

Currency Risk.  Any of our investments that are denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. Although we will consider hedging any non-U.S. dollar exposures back to U.S. dollars, an increase in the value of the U.S. dollar compared to other currencies in which we make investments would otherwise reduce the effect of increases and magnify the effect of decreases in the prices of our non-U.S. dollar denominated investments in their local markets. Fluctuations in currency exchange rates will similarly affect the U.S. dollar equivalent of any interest, dividends or other payments made that are denominated in a currency other than U.S. dollars.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations.

As a registered closed-end management investment company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Trustees. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of an issuer’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution or to make payments on our other obligations in future periods.

If our distributions exceed our taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to our Shareholders. A return of capital distribution will generally not be taxable to our Shareholders. However, a return of capital distribution will reduce a Shareholder’s cost basis in shares of our common stock on which the distribution was received, thereby potentially resulting in a higher reported capital gain or lower reported capital loss when those shares of our common stock are sold or otherwise disposed of.

A portion of our income and fees may not be qualifying income for purposes of the income source requirement.

Some of the income and fees that we may recognize will not satisfy the qualifying income requirement applicable to RICs. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such requirement, we may need to recognize such income and fees indirectly through one or more entities classified as corporations for U.S. federal income tax purposes. Such corporations will be subject to U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Risks Relating to an Investment in Our Securities

We and the Adviser could be the target of litigation.

We or the Adviser could become the target of securities class action litigation or other similar claims. The outcome of any such proceedings could materially adversely affect our business, financial condition, and/or operating results and could continue without resolution for long periods of time. Any litigation or other similar claims could consume substantial amounts of our management’s time and attention, and that time and attention and the devotion of associated resources could, at times, be disproportionate to the amounts at stake. Litigation and other claims are subject to inherent uncertainties, and a material adverse impact on our financial statements could occur for the period in which the effect of an unfavorable final outcome in litigation or other similar claims becomes probable and reasonably estimable. In addition, we could incur expenses associated with defending ourselves against litigation and other similar claims, and these expenses could be material to our earnings in future periods.

Our Shareholders will experience dilution in their ownership percentage if they do not participate in our distribution reinvestment plan.

All distributions declared in cash payable to Shareholders that are participants in our distribution reinvestment plan are reinvested in shares of our common stock. As a result, our Shareholders that do not participate in our distribution reinvestment plan will experience dilution in their ownership percentage of our Shares over time.

Our preferred stock (if any) and debt securities (if any) may cause the NAV of our Shares of common stock to be more volatile.

To the extent that we issue preferred stock or debt securities, such preferred stock or debt securities may cause the NAV of our common stock to become more volatile. If the dividend rate on our outstanding preferred stock or interest rate payable on indebtedness were to approach the net rate of return on our investment portfolio, the benefit of leverage to the common stockholders would be reduced. If the dividend rate on the preferred stock or interest rate payable on indebtedness were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the Shareholders than if we had not issued preferred stock. Any decline in the NAV of our investments would be borne entirely by Shareholders. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in NAV to Shareholders than if we were not leveraged through the issuance of preferred stock and debt securities. We might be in danger of failing to maintain the required asset coverage of the preferred stock or indebtedness or of losing our ratings, if any, on the preferred stock or indebtedness or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or interest rate payable on indebtedness. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock or debt. In addition, we would pay (and Shareholders would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock or indebtedness, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock.

Legislative or regulatory tax changes could adversely affect investors.

At any time, the federal income tax laws governing RICs or the administrative interpretations of those laws or regulations may be amended. The Biden Administration has announced a number of tax law proposals, including American Families Plan and Made in America Tax Plan, which include increases in the corporate and individual tax rates, and impose a minimum tax on book income and profits of certain multinational corporations. Any new laws, regulations or interpretations may take effect retroactively and could adversely affect the taxation of us or our shareholders. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in our shares or the value or the resale potential of our investments.

Risks Relating to Our Business and Structure

Our investment portfolio is recorded at fair value, with our Board of Trustees having final responsibility for overseeing, reviewing and determining, in accordance with the 1940 Act, the fair value of our investments. As a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us in accordance with our written valuation policy, with our Board of Trustees having final responsibility for overseeing, reviewing and determining, in accordance with the 1940 Act, the fair value of our investments. Typically, there is no public market for the type of investments we target. We expect a majority of our investments to be categorized as Level 2 and Level 3 assets. We value these securities based on relevant information compiled by the Adviser and third-party pricing services (when available), and with the oversight, review and acceptance by our Board of Trustees.

The determination of fair value and, consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree subjective and dependent on a valuation process approved and overseen by our Board of Trustees. Certain factors that may be considered in determining the fair value of our investments include non-binding indicative bids and the number of trades (and the size and timing of each trade) in an investment. Valuation of certain investments is also based, in part, upon third party valuation models which take into account various market inputs. Investors should be aware that the models, information and/or underlying assumptions utilized by us or such models will not always allow us to correctly capture the fair value of an asset. Because such valuations, and particularly valuations of securities that are not publicly traded like those we hold, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if an active public market for these securities existed. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause our NAV on a given date to understate or overstate, possibly materially, the value that we may ultimately realize on one or more of our investments. See “Conflicts of Interest — Valuation.”

Our financial condition and results of operations depend on the Adviser’s ability to effectively manage and deploy capital.

Our ability to achieve our investment objectives depends on the Adviser’s ability to effectively manage and deploy capital, which depends, in turn, on the Adviser’s ability to identify, evaluate and monitor, and our ability to acquire, investments that meet our investment criteria.

Accomplishing our investment objectives on a cost-effective basis is largely a function of the Adviser’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms, either in the primary or secondary markets. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described in this prospectus, it could adversely impact our ability to pay dividends. In addition, because the trading methods employed by the Adviser on our behalf are proprietary, Shareholders will not be able to determine details of such methods or whether they are being followed.

We are reliant on Eagle Point Credit Management continuing to serve as the Adviser.

The Adviser manages our investments. Consequently, our success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel, in particular, Thomas P. Majewski. Incapacity of Mr. Majewski could have a material and adverse effect on our performance. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as our investment adviser.

The Adviser and the Administrator each has the right to resign on 90 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

The Adviser has the right, under the Investment Advisory Agreement, and the Administrator has the right under the Administration Agreement, to resign at any time upon 90 days’ written notice, whether we have found a replacement or not. If the Adviser or the Administrator resigns, we may not be able to find a new investment adviser or hire internal management, or find a new administrator, as the case may be, with similar expertise and ability to provide the same or equivalent services on acceptable terms within 90 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations, as well as our ability to make distributions to our Shareholders and other payments to securityholders, are likely to be adversely affected. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Adviser and the Administrator and their affiliates. Even if we are able to retain comparable management and administration, whether internal or external, the integration of such management and their lack of familiarity with our investment objectives and operations would likely result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

Our success will depend on the ability of the Adviser to attract and retain qualified personnel in a competitive environment.

Our growth will require that the Adviser attract and retain new investment and administrative personnel in a competitive market. The Adviser’s ability to attract and retain personnel with the requisite credentials, experience and skills will depend on several factors including its ability to offer competitive compensation, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds, mezzanine funds and business development companies) and traditional financial services companies, with which the Adviser will compete for experienced personnel have greater resources than the Adviser has.

There are significant actual and potential conflicts of interest which could impact our investment returns.

Our executive officers and Trustees, and the Adviser and certain of its affiliates and their officers and employees, including the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage. For example, the members of the Adviser’s investment team are and may in the future become affiliated with entities engaged in business activities similar to ours, including ECC and EIC, and may have conflicts of interest in allocating their time. Moreover, each member of the Senior Investment Team is engaged in other business activities which divert their time and attention. The professional staff of the Adviser will devote as much time to us as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons may be committed to providing investment advisory and other services for other clients, and engage in other business ventures in which we have no interest. As a result of these separate business activities, the Adviser has conflicts of interest in allocating management time, services and functions among us, other advisory clients and other business ventures. See “Conflicts of Interest.”

Our Management Fee is directly impacted by the Fund’s leverage.

Leverage will directly impact the total Management Fee which is calculated based of the Fund’s total assets. Therefore, any increase in leverage will increase the Management Fee. In addition, the fact that the Management Fee is payable based upon our total assets, which would include any borrowings for investment purposes, creates an incentive for the Adviser to cause the Fund to use leverage to make additional investments, including when it may not be appropriate to do so.

Our incentive fee structure may incentivize the Adviser to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from de-levering when it would otherwise be appropriate to do so.

The incentive fee payable by us to the Adviser may create an incentive for the Adviser to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. The incentive fee payable to the Adviser is based on our Pre-Incentive Fee Net Investment Income, as calculated in accordance with our Investment Advisory Agreement. This may encourage the Adviser to use leverage to increase the return on our investments, even when it may not be appropriate to do so, and to refrain from de-levering when it would otherwise be appropriate to do so. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our securities. See “— Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.”

A general increase in interest rates may have the effect of making it easier for the Adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings.

Given the structure of our Investment Advisory Agreement with Eagle Point Credit Management, any general increase in interest rates will likely have the effect of making it easier for the Adviser to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of the Adviser. This risk is more acute in a historic low interest rate environment, such as the one we are in now. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, the Adviser could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller (due to increases in interest expenses that the Fund may bear) than the relative increase in the Adviser’s income incentive fee resulting from such a general increase in interest rates.

We may be obligated to pay the Adviser incentive compensation even if we incur a loss or with respect to investment income that we have accrued but not received.

The Adviser is entitled to incentive compensation for each fiscal quarter based on our Pre-Incentive Fee Net Investment Income, if any, for the immediately preceding calendar quarter above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our NAV, decreases in our NAV make it easier to achieve the performance threshold. Our Pre-Incentive Fee Net Investment Income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that we may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. In addition, we accrue an incentive fee on accrued income that we have not yet received in cash. However, the portion of the incentive fee that is attributable to such income will be paid to the Adviser, without interest, only if and to the extent we actually receive such income in cash.

The Adviser’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify the Adviser against certain liabilities, which may lead the Adviser to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, the Adviser does not assume any responsibility to us other than to render the services called for under the agreement, and it is not responsible for any action of our Board of Trustees in following or declining to follow the Adviser’s advice or recommendations. The Adviser maintains a contractual and fiduciary relationship with us. Under the terms of the Investment Advisory Agreement, the Adviser, its officers, managers, members, agents, employees and other affiliates are not liable to us for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the Adviser’s duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify the Adviser and each of its officers, managers, members, agents, employees and other affiliates from and against all damages, liabilities, costs and expenses (including reasonable legal fees and other amounts reasonably paid in settlement) incurred by such persons arising out of or based on performance by the Adviser of its obligations under the Investment Advisory Agreement, except where attributable to willful misfeasance, bad faith, gross negligence or reckless disregard of the Adviser’s duties under the Investment Advisory Agreement. These protections may lead the Adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account.

The Adviser may not be able to achieve the same or similar returns as those achieved by other portfolios managed by the Senior Investment Team.

Although the Senior Investment Team manages other investment portfolios, including accounts using investment objectives, investment strategies and investment policies similar to ours, we cannot assure you that we will be able to achieve the results realized by any other vehicles managed by the Senior Investment Team.

We may experience fluctuations in our NAV and quarterly operating results.

We could experience fluctuations in our NAV due to a number of factors, including the timing of distributions to our Shareholders, fluctuations in the value of the CLO securities that we hold, our ability or inability to make investments that meet our investment criteria, the interest and other income earned on our investments, the level of our expenses (including any interest or dividend rate payable on the debt securities or preferred stock we may issue), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, our NAV and results for any period should not be relied upon as being indicative of our NAV and results in future periods.

Our Board of Trustees may change our operating policies and strategies without stockholder approval, the effects of which may be adverse.

Our board of trustees has the authority to modify or waive our current operating policies, investment criteria and strategies, other than those that we have deemed to be fundamental, without prior stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, NAV, operating results and value of our securities. However, the effects of any such changes could adversely impact our ability to pay dividends and cause you to lose all or part of your investment.

We will be subject to corporate-level income tax if we are unable to maintain our RIC status for U.S. federal income tax purposes.

Although we intend to be treated as a RIC under Subchapter M of the Code beginning with our first tax year, and intend to qualify as a RIC in each of our succeeding tax years, we can offer no assurance that we will be able to maintain RIC status. To obtain and maintain RIC tax treatment under the Code, we must meet certain annual distribution, income source and asset diversification requirements.

The annual distribution requirement for a RIC will be satisfied if we distribute dividends to our Shareholders each tax year of an amount generally at least equal to 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we use debt financing, we are subject to certain asset coverage requirements under the 1940 Act and may be subject to financial covenants that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The income source requirement will be satisfied if we obtain at least 90% of our income for each tax year from dividends, interest, gains from the sale of our securities or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset composition requirements at the end of each quarter of our tax year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are expected to be in CLO securities for which there will likely be no active public market, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount or market discount, which may arise if we acquire a debt security at a significant discount to par, or payment-in-kind interest, which represents contractual interest added to the principal amount of a debt security and due at the maturity of the debt security. We also may be required to include in income certain other amounts that we have not yet, and may not ever, receive in cash. Our investments in payment-in-kind interest may represent a higher credit risk than loans for which interest must be paid in full in cash on a regular basis. For example, even if the accounting conditions for income accrual are met, the issuer of the security could still default when our actual collection is scheduled to occur upon maturity of the obligation.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. In addition, since our incentive fee is payable on our income recognized, rather than cash received, we may be required to pay advisory fees on income before or without receiving cash representing such income. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Our cash distributions to Shareholders may change and a portion of our distributions to Shareholders may be a return of capital.

The amount of our cash distributions may increase or decrease at the discretion of our Board, based upon its assessment of the amount of income generated, the amount of cash available to us for this purpose and other factors. Unless we are able to generate sufficient cash through the successful implementation of our investment strategy, we may need to reduce the level of our cash distributions in the future. In addition, we may not be able to sustain our current level of distributions even if we successfully implement our investment strategy. Further, to the extent that the portion of the cash generated from our investments that is recorded as interest income for financial reporting purposes is less than the amount of our distributions, all or a portion of one or more of our future distributions, if declared, may comprise a return of capital. Accordingly, Shareholders should not assume that the sole source of any of our distributions is net investment income. See “— Risks Related to Our Investments — Our investments are subject to prepayment risk” and “— Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution or to make payments on our other obligations.”

Our Shareholders may receive shares of our common stock as distributions, which could result in adverse tax consequences to them.

In order to satisfy certain annual distribution requirements to maintain RIC tax treatment under Subchapter M of the Code, we may declare a large portion of a distribution in shares of our common stock instead of in cash even if a stockholder has opted out of participation in the DRIP. As long as at least 20% of such distribution is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder generally would be subject to tax on 100% of the fair market value of the distribution on the date the distribution is received by the stockholder in the same manner as a cash distribution, even though most of the distribution was paid in shares of our common stock.

Because we expect to distribute substantially all of our ordinary income and net realized capital gains to our Shareholders, we may need additional capital to finance the acquisition of new investments and such capital may not be available on favorable terms, or at all.

In order to maintain our RIC status, we are required to distribute at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. As a result, these earnings will not be available to fund new investments, and we will need additional capital to fund growth in our investment portfolio. If we fail to obtain additional capital, we could be forced to curtail or cease new investment activities, which could adversely affect our business, operations and results. Even if available, if we are not able to obtain such capital on favorable terms, it could adversely affect our net investment income.

A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.

We may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which we invest or operate, including conditions affecting interest rates and the availability of credit. Unexpected volatility, illiquidity, governmental action, currency devaluation or other events in the global markets in which we directly or indirectly hold positions could impair our ability to carry out our business and could cause us to incur substantial losses. These factors are outside our control and could adversely affect the liquidity and value of our investments, and may reduce our ability to make attractive new investments.

In particular, economic and financial market conditions significantly deteriorated for a significant part of the past decade as compared to prior periods. Global financial markets experienced considerable declines in the valuations of equity and debt securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the effects of which remain uncertain. Although certain financial markets have improved, to the extent economic conditions experienced during the past decade recur, they may adversely impact our investments. Signs of deteriorating sovereign debt conditions in Europe and elsewhere and uncertainty regarding the policies of the current U.S. presidential administration, including with regard to the imposition of trade tariffs, embargoes or other restrictions or limitations on trade, could lead to further disruption in the global markets. On January 31, 2020, the United Kingdom withdrew from the European Union (“EU”) and the United Kingdom entered a transition period that expired on December 31, 2020. On December 24, 2020, negotiators representing the United Kingdom and the EU came to a preliminary trade agreement, the EU-UK Trade and Cooperation Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and United Kingdom’s relationship following the end of the transition period. On December 30, 2020, the United Kingdom and the EU signed the TCA, which was ratified by the British Parliament on the same day. The TCA was subsequently ratified by the EU Parliament and entered into force on May 1, 2021. However, many aspects of the UK-EU trade relationship remain subject to further negotiation. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU. It may have a destabilizing effect on some of the remaining members of the EU. Trends and historical events do not imply, forecast or predict future events, and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct, and actual events and circumstances may vary significantly.

We may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries with which we interact in the conduct of our business.

We also may be subject to risk arising from a broad sell off or other shift in the credit markets, which may adversely impact our income and NAV. In addition, if the value of our assets declines substantially, we may fail to maintain the minimum asset coverage imposed upon us by the 1940 Act. See “— Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us” and “Regulation as a Closed-End Management Investment Company.” Any such failure would affect our ability to issue preferred stock, debt securities and other senior securities, including borrowings, and may affect our ability to pay distributions on our capital stock, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to obtain additional debt financing. For example, we cannot be certain that we would be able to obtain debt financing on commercially reasonable terms, if at all. See “— If we are unable to obtain, and/or refinance debt capital, our business could be materially adversely affected.” In previous market cycles, many lenders and institutional investors have previously reduced or ceased lending to borrowers. In the event of such type of market turmoil and tightening of credit, increased market volatility and widespread reduction of business activity could occur, thereby limiting our investment opportunities. Moreover, we are unable to predict when economic and market conditions may be favorable in future periods. Even if market conditions are broadly favorable over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.

If we are unable to obtain and/or refinance debt capital, our business could be materially adversely affected.

If we are unable to obtain or refinance debt capital on commercially reasonable terms, our liquidity will be lower than it would have been with the benefit of such financings, which would limit our ability to grow our business. In addition, holders of our common stock would not benefit from the potential for increased returns on equity that incurring leverage creates. Any such limitations on our ability to grow and take advantage of leverage may decrease our earnings, if any, and distributions to Shareholders, which in turn may lower the trading price of our Shares. In addition, in such event, we may need to liquidate certain of our investments, which may be difficult to sell if required, meaning that we may realize significantly less than the value at which we have recorded our investments. Furthermore, to the extent we are not able to raise capital and are at or near our targeted leverage ratios, we may receive smaller allocations, if any, on new investment opportunities under the Adviser’s allocation policy.

Debt capital that is available to us in the future, if any, including upon the refinancing of then-existing debt prior to its maturity, may be at a higher cost and on less favorable terms and conditions than costs and other terms and conditions at which we can currently obtain debt capital. In addition, if we are unable to repay amounts outstanding under any such debt financings and are declared in default or are unable to renew or refinance these debt financings, we may not be able to make new investments or operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, an economic downturn or an operational problem that affects third parties or us, and could materially damage our business.

We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

We are classified as “non-diversified” under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because our portfolio of investments may lack diversification among CLO securities and related investments, we are susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience a high level of defaults on the collateral that they hold.

Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.

Under the provisions of the 1940 Act, we are permitted, as a registered closed-end management investment company, to issue senior securities (including debt securities, preferred stock and/or borrowings from banks or other financial institutions); provided we meet certain asset coverage requirements (i.e., 300% for senior securities representing indebtedness and 200% in the case of the issuance of preferred stock under current law). See “— Risks Related to Our Investments — We may leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us” for details concerning how asset coverage is calculated. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales or redemptions may be disadvantageous. Also, any amounts that we use to service or repay our indebtedness would not be available for distributions to our Shareholders.

We are not generally able to issue and sell shares of our common stock at a price below the then current NAV per share (exclusive of any distributing commission or discount). We may, however, sell shares of our common stock at a price below the then current NAV per share (1) in connection with a rights offering to our existing Shareholders, (2) with the consent of the majority of our Shareholders, (3) upon the conversion of a convertible security in accordance with its terms or (4) under such circumstances as the SEC may permit.

Significant Shareholders may control the outcome of matters submitted to our Shareholders or adversely impact the market price or liquidity of our securities.

To the extent any stockholder, individually or acting together with other Shareholders, controls a significant number of our voting securities or any class of voting securities, they may have the ability to control the outcome of matters submitted to our Shareholders for approval, including the election of Trustees and any merger, consolidation or sale of all or substantially all of our assets, and may cause actions to be taken that you may not agree with or that are not in your interests or those of other securityholders.

We are subject to the risk of legislative and regulatory changes impacting our business or the markets in which we invest.

Legal and regulatory changes.  Legal and regulatory changes could occur and may adversely affect us and our ability to pursue our investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the Commodity Futures Trading Commission, or the “CFTC,” the SEC, the U.S. Federal Reserve, other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect us. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. We also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. Such changes, or uncertainty regarding any such changes, could adversely affect the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of the Senior Investment Team to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Derivative Investments.  The derivative investments in which we may invest are subject to comprehensive statutes, regulations and margin requirements. In particular, certain provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the “Dodd-Frank Act,” which was signed into law in July 2010, requires certain standardized derivatives to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for us. The Dodd-Frank Act also established minimum margin requirements on certain uncleared derivatives which may result in us and our counterparties posting higher margin amounts for uncleared derivatives. In addition, we have claimed an exclusion from the definition of the term “commodity pool operator” pursuant to CFTC No-Action Letter 12-38 issued by the staff of the CFTC Division of Swap Dealer and Intermediary Oversight on November 20, 2012. For us to continue to qualify for this exclusion, (i) the aggregate initial margin and premiums required to establish our positions in derivative instruments subject to the jurisdiction of the U.S. Commodity Exchange Act, as amended, or the “CEA,” and (other than positions entered into for hedging purposes) may not exceed five percent of our liquidation value, (ii) the net notional value of our aggregate investments in CEA-regulated derivative instruments (other than positions entered into for hedging purposes) may not exceed 100% of our liquidation value, or (iii) we must meet an alternative test appropriate for a “fund of funds” as set forth in CFTC No-Action Letter 12-38. In the event we fail to qualify for the exclusion and the Adviser is required to register as a “commodity pool operator” in connection with serving as our investment adviser and becomes subject to additional disclosure, recordkeeping and reporting requirements, our expenses may increase. In late November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies that would, if adopted, rescind the SEC’s asset segregation and coverage rules and guidance. Instead of complying with current requirements, funds would need to trade derivatives and other transactions that potentially create senior securities (except reverse repurchase agreements) subject to a VaR leverage limit, certain derivatives risk management and other testing requirements and requirements related to board reporting. These new requirements would apply unless a fund qualified as a “limited derivatives user,” as defined in the SEC’s proposal. Reverse repurchase agreements would be subject to asset coverage requirements, and a fund trading reverse repurchase agreements would need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the fund’s asset coverage ratio. Reverse repurchase agreements would not be included in the calculation of whether a fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions would be included for purposes of such testing.

Loan Securitizations.  Section 619 of the Dodd-Frank Act, commonly referred to as the “Volcker Rule,” generally prohibits, subject to certain exemptions, covered banking entities from engaging in proprietary trading or sponsoring, or acquiring or retaining an ownership interest in, a hedge fund or private equity fund, or “covered funds,” (which have been broadly defined in a way which could include many CLOs). Given the limitations on banking entities investing in CLOs that are covered funds, the Volcker Rule may adversely affect the market value or liquidity of any or all of the investments held by us. Although the Volcker Rule and the implementing rules exempt “loan securitizations” from the definition of covered fund, not all CLOs will qualify for this exemption. For example, CLOs that invest in bonds as well as loans will be treated as covered funds. Accordingly, in an effort to qualify for the “loan securitization” exemption, many current CLOs have amended their transaction documents to restrict the ability of the issuer to acquire bonds and certain other securities, which may reduce the return available to holders of CLO equity securities. Furthermore, the costs associated with such amendments are typically paid out of the cash flow of the CLO, which adversely impacts the return on our investment in any CLO equity. In addition, in order to avoid covered fund status under the Volcker Rule, it is likely that many future CLOs will contain similar restrictions on the acquisition of bonds and certain other securities, which may result in lower returns on CLO equity securities than currently anticipated.

In 2018, the five agencies responsible for implementing the Volcker Rule issued proposed amendments to the final Volcker Rule regulations not relevant to securitizations, but also asked for comment on potential future modifications to the final Volcker Rule regulations, including modifications to the definition of “covered fund,” to the requirements of the “loan securitization” exclusion, and to the nature of a prohibited “ownership interest” in a covered fund. On January 30, 2020, these five agencies responsible for enforcement of the Volcker Rule published certain proposed revisions. These revisions became effective on October 1, 2020 (such modifications to the Volcker Rule, the “Volcker Changes”). Amongst other things, the Volcker Changes include modifications to (i) permit covered funds relying on the “loan securitization” exclusion to acquire assets that do not constitute loans or other assets or rights currently permitted under the “loan securitization” exclusion, in an aggregate amount not to exceed 5% of the aggregate value of the issuing entity’s assets, (ii) exclude from the definition of “ownership interest” certain “senior loans” or “senior debt interests” issued by a covered fund and (iii) clarify that the rights either to participate in the removal of a collateral manager for cause, or to participate in the replacement of a collateral manager following a resignation, both as part of the rights of a creditor to exercise remedies upon the occurrence of an event of default, would not be a feature that results in a banking entity having an ownership interest in a covered fund. The Volcker Changes have, in turn, resulted in a number of recent changes in the U.S. CLO market. Certain CLO issuers are now permitted to acquire bonds, securities and other assets that they would not have been permitted to acquire prior to the effective date of the Volcker Changes. Although a number of CLOs continue to follow the “loan securitization exclusion”, a substantial number of recent CLOs have taken the position that the “loan securitization exclusion” is not required to be followed given the changes noted in clauses (ii) and (iii) above. Thus, collateral supporting the CLOs in which the Company may be more likely to include bonds as a result of the Volcker Changes. There can be no assurance that the performance of the CLO securities in which the Company invests will be affected by these changes.

Investors should also note that in Kirschner v. JPMorgan Chase Bank, N.A. et al., a federal case related to the bankruptcy of Millennium Health LLC (“Millennium”), the plaintiffs have alleged that Millennium’s broadly syndicated term loans are in fact securities (and not loans) and, as a result, the arranging banks should have liability under applicable securities laws as underwriters and the sale of the loans should be subject to federal and state securities laws. On May 22, 2020, the United States District Court for the Southern District of New York granted summary judgment in favor of the defendants. However, such summary judgment remains subject to appeal, and while industry participants (including the LSTA) disagree with the plaintiff’s allegations and have filed briefs in support of the defendants’ position, there can be no assurance that an appeals court will agree with this view and the view of the district court judge (in his granting of the summary judgment motion) and, if such appeals court rules were to rule in favor of the plaintiffs, that the SEC, and the other federal agencies responsible for implementing the Volcker Rule, would not apply the appeals court’s ruling to federal securities laws. If the plaintiffs were to ultimately prevail and any CLO issuer in which the Company invests owned the types of loans that could be similarly characterized as securities in accordance with the court’s ruling and such federal agencies’ interpretation, then such CLO issuer would likely not be permitted to rely on the “loan securitization exclusion” under the Final Volcker Regulations absent regulatory relief or guidance or the overturning of such ruling in a final non-appealable judgment. Additionally, an ultimate judgement in favor of the plaintiffs could materially and negatively impact the leveraged loan market, including by decreasing the volume of new leveraged loans that are originated and the number of participants in the leveraged loan market, and potentially prevent the CLO issuers in which the Company invests from identifying assets that are suitable for purchase. In addition, the inability of any CLO issuer in which the Company invests to rely on the “loan securitization exclusion” may under certain circumstances require banking entities that hold CLO securities to divest their interests in such CLO securities. Such developments would likely have a severe impact on the market value and the liquidity of similar CLO securities held by the Company.

Also, in October 2014, six federal agencies (the Federal Deposit Insurance Corporation, or the “FDIC,” the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development and the Federal Housing Finance Agency) adopted joint final rules implementing certain credit risk retention requirements contemplated in Section 941 of the Dodd-Frank Act, or the “Final U.S. Risk Retention Rules.” These rules were published in the Federal Register on December 24, 2014. With respect to the regulation of CLOs, the Final U.S. Risk Retention Rules require that the “sponsor” or a “majority owned affiliate” thereof (in each case as defined in the rules), will retain an “eligible vertical interest” or an “eligible horizontal interest” (in each case as defined therein) or any combination thereof in the CLO in the manner required by the Final U.S. Risk Retention Rules.

The Final U.S. Risk Retention Rules became fully effective on December 24, 2016, or the “Final U.S. Risk Retention Effective Date,” and to the extent applicable to CLOs, the Final U.S. Risk Retention Rules contain provisions that may adversely affect the return of our investments. There are a number of uncertainties surrounding the Final U.S. Risk Retention Rules, including: (i) proposed legislation designed to exclude from Final U.S. Risk Retention Rules collateral managers of certain defined “QCLOs” (qualified CLOs), (ii) the October 2017 report to the President to the United States from the United States Department of the Treasury entitled “A Financial System That Creates Economic Opportunities — Capital Markets,” which recommends that “creating a set of loan-specific requirements under which CLO collateral managers would receive relief from being required to retain risk” and (iii) future directives and interpretations by governmental authorities with respect to the Final U.S. Risk Retention Rules. On February 9, 2018, a three judge panel of the United States Court of Appeals for the District of Columbia Circuit, or the “DC Circuit Court,” rendered a decision in The Loan Syndications and Trading Association v. Securities and Exchange Commission and Board of Governors of the Federal Reserve System, No. 1:16-cv-0065, in which the DC Circuit Court held that open market CLO collateral managers are not “securitizers” subject to the requirements of the Final U.S. Risk Retention Rules, or the “DC Circuit Ruling.” As of the date of hereof: (a) the time period for the federal agencies responsible for the Final U.S. Risk Retention Rules, or the “Applicable Agencies,” to petition for en banc review of the DC Circuit Ruling has expired, (b) the DC Circuit Court has issued a mandate to the lower court requiring the lower court to implement the DC Circuit Ruling, (c) in accordance with the DC Circuit Court mandate, on April 5, 2018, the U.S. District Court for the District of Columbia, or the “DC District Court,” issued a court order that the Final U.S. Risk Retention Rules are vacated insofar as they apply to collateral managers of open-market collateralized loan obligations and (d) the time period for filing a petition for certiorari requesting the case to be heard by the United States Supreme Court has expired. Thus, collateral managers of open market CLOs are no longer required to comply with the Final U.S. Risk Retention Rules at this time. As such, it is possible that some collateral managers of open market CLOs will decide to dispose of the notes (or cause their majority owned affiliates to dispose of the notes) constituting the “eligible vertical interest” or “eligible horizontal interest” they were previously required to retain, or decide take other action with respect to such notes that is not otherwise prohibited by the Final U.S. Risk Retention Rules. To the extent either the underlying collateral manager or its majority-owned affiliate divests itself of such notes, this will reduce the degree to which the relevant collateral manager’s incentives are aligned with those of the noteholders of the CLO (which may include us as a CLO noteholder), and could influence the way in which the relevant collateral manager manages the CLO assets and/or makes other decisions under the transaction documents related to the CLO in a manner that is adverse to us.

There can be no assurance or representation that any of the transactions, structures or arrangements currently under consideration by or currently used by CLO market participants will comply with the Final U.S. Risk Retention Rules to the extent such rules are reinstated or otherwise become applicable to open market CLOs. The ultimate impact of the Final U.S. Risk Retention Rules on the loan securitization market and the leveraged loan market generally remains uncertain, and any negative impact on secondary market liquidity for securities comprising a CLO may be experienced due to the effects of the Final U.S. Risk Retention Rules on market expectations or uncertainty, the relative appeal of other investments not impacted by the Final U.S. Risk Retention Rules and other factors.

In European, there has also been an increase in political and regulatory scrutiny of the securitization industry. Regulation EU 2017/2402 of the European Parliament and the Council of 12 December 2017 laying down a general framework for securitization and creating a specific framework for simple, transparent and standardized securitization (as amended from time to time and including any delegated or implementing legislation and any binding guidance adopted with respect thereto by the European supervisory authorities or the European Commission, the “EU Securitization Regulation”) became effective on January 1, 2019 and applies to all new “securitizations” (as defined therein) issued on or after January 1, 2019. The EU Securitization Regulation repealed and replaced the prior EU risk retention requirements with a single regime that applies to, broadly, European credit institutions and investment firms (and certain consolidated affiliates thereof, including those located in the United States), insurance and reinsurance companies, alternative investment fund managers (“AIFMs”) that manage and/or market their alternative investment funds in the EU, undertakings for collective investment in transferable securities regulated pursuant to EU Directive 2009/65/EC (“UCITS”) and the management companies thereof and, subject to some exceptions, institutions for occupational retirement provision (IORPs), each as set out in the EU Securitization Regulation (each, an “EU Affected Investor”).

On January 31, 2020, the United Kingdom ceased to be a member of the European Union and, following a transition period expiring on December 31, 2020, ceased to apply EU law and instead the bulk of EU law as in force on that day was transposed into UK domestic law subject to certain amendments. The EU Securitisation Regulation, as it forms part of UK domestic law by virtue of the European Union (Withdrawal) Act 2018 (“EUWA”), and as amended by the Securitization (Amendment) (EU Exit) Regulations 2019 (as may be further amended from time to time and including any delegated or implementing legislation and any binding guidance adopted with respect thereto by the UK Financial Conduct Authority and/or the UK Prudential Regulation Authority, the “UK Securitization Regulation”) became applicable with respect to insurance undertakings and reinsurance undertakings as defined in the FSMA, occupational pension schemes as defined in the Pension Schemes Act 1993 that have their main administration in the UK, and certain fund managers of such schemes, alternative investment fund managers as defined in the Alternative Investment Fund Managers Regulations 2013 which market or manage alternative investment funds in the UK; UCITS as defined in the FSMA, which are authorized open ended investment companies as defined in the FSMA, and management companies as defined in the FSMA; and credit institutions and investment firms (and certain consolidated affiliates thereof, including those located in the United States) as defined in Regulation (EU) No 575/2013 as it forms part of UK domestic law by virtue of the EUWA (each, a “UK Affected Investor”).

Failure to comply with the EU Securitization Regulation or the UK Securitization Regulation may subject EU Affected Investors or UK Affected Investors, as applicable, to a range of regulatory penalties including, for those investors who are subject to regulatory capital requirements, a punitive capital charge against their investment, or in the case of AIFMs or UCITS, a requirement to take corrective action as is in the best interest of their own investors.

The EU Securitization Regulation and the UK Securitization Regulation restrict an EU Affected Investor and UK Affected Investor (as applicable) from investing in securitizations unless, broadly speaking and among other things: (a)(i) the originator, sponsor or original lender with respect to the relevant securitization will retain, on an on-going basis, a net economic interest of not less than 5% with respect to certain specified credit risk tranches or securitized exposures and (ii) the risk retention is disclosed to the investor in accordance with the EU Securitization Regulation or the UK Securitization Regulation (as applicable); and (b) such investor is able to demonstrate that it has undertaken certain due diligence with respect to various matters, including the risk characteristics of its investment position and the underlying assets, and that procedures are established for such activities to be monitored on an on-going basis. There are material differences between the EU Securitization Regulation and the UK Securitization Regulation on one hand and the prior EU risk retention requirements on the other, particularly with respect to transaction transparency, reporting and diligence requirements and the imposition of a direct compliance obligation on the “sponsor”, “originator” or “original lender” of a securitization where such entity is established in the EU/UK. The new EU and UK regimes are also beginning to diverge as the EU Securitization Regulation has recently been amended by Regulation (EU) 2021/557 while the UK Securitization Regulation remains in the form enacted. Such divergence is expected to continue.

CLOs issued in Europe are generally structured in compliance with both the EU Securitization Regulation and the UK Securitization Regulation so that prospective investors subject to such laws can invest in compliance with such requirements. To the extent a CLO is structured in compliance with the EU or the UK securitization laws, our ability to invest in the residual tranches of such CLOs could be limited, or we could be required to hold our investment for the life of the CLO. If a CLO has not been structured to comply with the EU Securitization Regulation or the UK Securitization Regulation (which could be the case for CLOs issued in the United States or elsewhere outside of the EU and the UK), it will limit the ability of EU Affected Investors or UK Affected Investors (as applicable) to purchase CLO securities, which may adversely affect the price and liquidity of the securities (including the residual tranche) in the secondary market.

The Japanese Financial Services Agency (the “JFSA”) recently published a risk retention rule as part of the regulatory capital regulation of certain categories of Japanese investors seeking to invest in securitization transactions (the “JRR Rule”). The JRR Rule mandates an “indirect” compliance requirement, meaning that certain categories of Japanese investors will be required to apply higher risk weighting to securitization exposures they hold unless the relevant originator commits to hold a retention interest equal to at least 5% of the exposure of the total underlying assets in the transaction (the “Japanese Retention Requirement”) or such investors determine that the underlying assets were not “inappropriately originated.” The Japanese investors to which the JRR Rule applies include banks, bank holding companies, credit unions (shinyo kinko), credit cooperatives (shinyo kumiai), labor credit unions (rodo kinko), agricultural credit cooperatives (nogyo kyodo kumiai), ultimate parent companies of large securities companies and certain other financial institutions regulated in Japan (such investors, “Japanese Affected Investors”). Such Japanese Affected Investors may be subject to punitive capital requirements and/or other regulatory penalties with respect to investments in securitizations that fail to comply with the Japanese Retention Requirement.

The JRR Rule became effective on March 31, 2019. At this time, there are a number of unresolved questions and no established line of authority, precedent or market practice that provides definitive guidance with respect to the JRR Rule, and no assurances can be made as to the content, impact or interpretation of the JRR Rule. In particular, the basis for the determination of whether an asset is “inappropriately originated” remains unclear and, therefore, unless the JFSA provides further specific clarification, it is possible that CLO securities we have purchased may contain assets deemed to be “inappropriately originated” and, as a result, may not be exempt from the Japanese Retention Requirement. The JRR Rule or other similar requirements may deter Japanese Affected Investors from purchasing CLO securities, which may limit the liquidity of CLO securities and, in turn, adversely affect the price of such CLO securities in the secondary market. Whether and to what extent the JFSA may provide further clarification or interpretation as to the JRR Rule is unknown.

The SEC staff could modify its position on certain non-traditional investments, including investments in CLO securities.

The staff of the SEC from time to time has undertaken a broad review of the potential risks associated with different asset management activities, focusing on, among other things, liquidity risk and leverage risk. The staff of the Division of Investment Management has, in correspondence with registered management investment companies, previously raised questions about the level of, and special risks associated with, investments in CLO securities. While it is not possible to predict what conclusions, if any, the staff may reach in these areas, or what recommendations, if any, the staff might make to the SEC, the imposition of limitations on investments by registered management investment companies in CLO securities could adversely impact our ability to implement our investment strategy and/or our ability to raise capital through public offerings, or could cause us to take certain actions that may result in an adverse impact on our Shareholders, our financial condition and/or our results of operations. We are unable at this time to assess the likelihood or timing of any such regulatory development.

Terrorist actions, natural disasters, outbreaks or pandemics may disrupt the market and impact our operations.

Terrorist acts, acts of war, natural disasters, outbreaks or pandemics may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. For example, many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and the COVID-19. In late 2019, an initial outbreak of COVID-19 was reported in Hubei, China. Since then, a large and growing number of cases have been confirmed around the world, which has resulted in numerous deaths and the imposition of both local and more widespread “work from home” and other quarantine measures, border closures and other travel restrictions, causing social unrest and commercial disruption on a global scale. In March 2020, the World Health Organization declared the COVID-19 outbreak a pandemic.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. The ongoing COVID-19 pandemic has magnified these risks and has had, and will continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment are increasingly impacted by the outbreak and government and other measures seeking to contain its spread. The effects of the COVID-19 pandemic have contributed to increased volatility in global financial markets and likely will affect countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact us and our underlying investments. It is not known how long the impact of the COVID-19 pandemic will, or future impacts of other significant events would, last or the severity thereof. Federal, state and local governments, as well as foreign governments, have taken aggressive steps to address problems being experienced by the markets and by businesses and the economy in general; however, there can be no assurance that these measures will be adequate.

To the extent the Fund’s underlying investments are overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors. The COVID-19 pandemic and related government-imposed restrictions have imposed severe financial harm on certain industries to which the Fund is exposed indirectly through its CLO investments’ underlying loan assets. For example, the airline and hotel industries have experienced sharp declines in revenue due to restrictions on travel, hospitals and other healthcare companies have experienced financial losses as a result of increased expenses and declining revenue as patients elect to delay elective or routine procedures, and many casino operators have been forced to completely halt operations due to the imposition of mandatory business closures and to address social distancing guidelines.

To date, certain of the CLOs in which we invest have experienced increased defaults by underlying borrowers. Obligor defaults and rating agency downgrades have caused, and may continue to cause, payments that would have otherwise been made to the CLO equity or CLO debt securities that the Fund holds to instead be diverted to buy additional loans within a given CLO or paid to senior CLO debt holders as an early amortization payment. In addition, defaults and downgrades of underlying obligors have caused, and may continue to cause, a decline in the value of CLO securities generally. If CLO cash flows or income decreases as a result of the pandemic, the portion of our distribution comprised of a return of capital could increase or distributions could be reduced.

In addition, future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may adversely impact the businesses in which we invest either directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

We are subject to risks related to cybersecurity and other disruptions to information systems.

We are highly dependent on the communications and information systems of the Adviser, the Administrator and their affiliates as well as certain other third-party service providers. We, and our service providers, are susceptible to operational and information security risks. While we, the Adviser and the Administrator have procedures in place with respect to information security technologies may become the target of cyber-attacks or information security breaches that could result in the unauthorized gathering, monitoring, release, misuse, loss or destruction of our and/or our Shareholders’ confidential and other information, or otherwise disrupt our operations or those of our service providers. Disruptions or failures in the physical infrastructure or operating systems and cyber-attacks or security breaches of the networks, systems or devices that we and our service providers use to service our operations, or disruption or failures in the movement of information between service providers could disrupt and impact the service providers’ and our operations, potentially resulting in financial losses, the inability of our Shareholders to transact business and of us to process transactions, inability to calculate our NAV, misstated or unreliable financial data, violations of applicable privacy and other laws, regulatory fines, penalties, litigation costs, increased insurance premiums, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Our service providers’ policies and procedures with respect to information security have been established to seek to identify and mitigate the types of risk to which we and our service providers are subject. As with any risk management system, there are inherent limitations to these policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified. There can be no assurance that we or our service providers will not suffer losses relating to information security breaches (including cyber-attacks) or other disruptions to information systems in the future.

Other Risks of the Fund

Shares Not Listed; No Market for Shares. Shares are not traded on any national securities exchange or other market. No market currently exists for the Shares, and the Fund contemplates that one will not develop. The Shares are, therefore, not readily marketable. Although the Fund expects to offer to repurchase Shares quarterly, no assurances can be given that the Fund will do so and, in any case, repurchases are not expected to begin until [[    ] year(s)] after the Fund has commenced operations. Consequently, the Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

Closed-end Fund; Liquidity Risks. The Fund is a non-diversified closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value.

Repurchase Risks. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. With respect to any future repurchase offer, Shareholders tendering any Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer (the “Notice Date”). The Notice Date generally will be [ ] days prior to the date as of which the Shares to be repurchased are valued by the Fund (the “Valuation Date”). Tenders will be revocable upon written notice to the Fund until the date specified in the terms of the repurchase offer (the “Expiration Date”). The Expiration Date generally will be [ ] days prior to the Valuation Date. Shareholders that elect to tender any Shares for repurchase will not know the price at which such Shares will be repurchased until the Fund’s net asset value as of the Valuation Date is able to be determined, which determination is expected to be able to be made only late in the month following that of the Valuation Date. It is possible that during the time period between the Notice Date and the Valuation Date, general economic and market conditions, or specific events affecting one or more underlying Investment Funds, could cause a decline in the value of Shares in the Fund. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly. In addition, the Fund will not be able to dispose of certain investments except through secondary transactions with third parties, which may occur at a significant discount to NAV and which may not be available at any given time. The Fund may need to suspend or postpone repurchase offers if it is not able to dispose of its interests in CLO securities in a timely manner or otherwise fund the share repurchase offer. See “Repurchases of Shares.”

Substantial Repurchases. Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the net asset value of the Fund.

To the extent the Fund obtains repurchase proceeds by disposing of its interest in certain CLO securities, the Fund will thereafter hold a larger proportion of its assets in the remaining CLO securities, some of whose interests at times may be less liquid or illiquid. This could adversely affect the ability of the Fund to fund subsequent repurchase requests of shareholders or to conduct future repurchases at all. In addition, substantial repurchases of Shares could result in a sizeable decrease in the Fund’s net assets, resulting in an increase in the Fund’s total annual operating expense ratio.

Possible Exclusion of a Shareholder Based on Certain Detrimental Effects. The Fund may repurchase and/or redeem Shares in accordance with the terms of its Agreement and Declaration of Trust and the 1940 Act, including Rule 23c-2, held by a Shareholder or other person acquiring Shares from or through a Shareholder, if:

•	ownership of the Shares by the Shareholder or other person likely will cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of the Shares by the Shareholder or other person may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by the Shareholder or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true;

•	the Shareholder is subject to special regulatory or compliance requirements, such as those imposed by the U.S. Bank Holding Company Act of 1956, as amended, certain Federal Communications Commission regulations, or ERISA (as hereinafter defined) (collectively, “Special Laws or Regulations”), and the Fund determines that the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold the Shares;

•	the beneficial owner’s estate submits a tender request and proof of owner’s death;

•	the disabled beneficial owner’s legal representative submits tender request and proof of qualified disability; or

•	the Fund or the Board of Trustees determine that the repurchase of the Shares would be in the best interest of the Fund.

The effect of these provisions may be to deprive an investor in the Fund of an opportunity for a return even though other investors in the Fund might enjoy such a return.

Distributions In-Kind. The Fund generally expects to distribute to the holder of Shares that are repurchased cash [and/or a promissory note entitling such holder to the payment of cash] in satisfaction of such repurchase. However, there can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Shares. The Fund has the right to distribute securities as payment for repurchased Shares in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund. In the event that the Fund makes such a distribution of securities, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

LIMITS OF RISK DISCLOSURES

The above discussions of the various risks associated with the Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus. The Fund will update this Prospectus to account for any material changes in the risks involved with an investment in the Fund.

MANAGEMENT

Our Board of Trustees is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers. Our Trustees may appoint officers who assist in managing our day-to-day affairs.

The Board of Trustees

The Board of Trustees currently consists of [ ] members, [ ] of whom are not “interested persons” (as defined in the 1940 Act) of us. We refer to these Trustees as our “Independent Trustees.” The responsibilities of the Board of Trustees include valuation of the Fund’s assets, corporate governance activities, oversight of the Fund’s financing arrangements and oversight of the Fund’s investment activities.

The Adviser

Our Board of Trustees is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and sub-advisers. Pursuant to the Investment Advisory Agreement, our Board of Trustees has appointed Eagle Point Credit Management as our investment adviser.

The Adviser is registered as an investment adviser with the SEC. As of [September 30, 2021], the Adviser, collectively, with Eagle Point Income Management, an affiliate of the Adviser, had approximately $[5.9] billion of total assets under management (including capital commitments that were undrawn as of such date) for investment across [ ] funds and managed accounts. The Adviser’s diversified investor base is comprised of institutions, high net worth individuals and retail investors. Based on the Adviser’s CLO equity assets under management, the Adviser believes that it is among the largest CLO equity investors in the market.

The Adviser was established in November 2012 by Thomas P. Majewski and Stone Point. The Adviser is primarily owned by the Trident V Funds through intermediary holding companies. The Senior Investment Team also holds an indirect ownership interest in the Adviser. The Adviser is ultimately governed through intermediary holding companies by the Adviser’s Board of Managers, which includes Mr. Majewski and certain principals of Stone Point. [See “— Adviser’s Board of Managers.”] The Adviser is located at 600 Steamboat Road, Suite 202, Greenwich, CT 06830. Stone Point is the investment manager of the Trident V Funds. Stone Point, an investment adviser registered with the SEC, is a specialized private equity firm focused on the financial services industry with $[   ] billion in assets under management.

In addition to managing our investments, the Adviser and its affiliates and the members of the Senior Investment Team manage investment accounts for other clients, including ECC and EIC, which are closed-end management investment companies that are registered under the 1940 Act and traded on the New York Stock Exchange, as well as multiple privately offered pooled investment vehicles and several institutional separate accounts. Many of these accounts pursue an investment strategy that substantially or partially overlaps with the strategy that we pursue. The Adviser’s affiliation with Stone Point and the Trident V Funds, and the management of ECC, EIC and such other vehicles and accounts by the Adviser’s affiliates and Senior Investment Team, give rise to certain conflicts of interest. See “Conflicts of Interest.”

Management Fee and Incentive Fee

We pay the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee.

Base management fee. The base management fee is calculated and payable quarterly in arrears and equals an annual rate of [ ]% of our total assets. The base management fee is calculated based on our total assets at the end of the most recently completed calendar quarter. In addition, the base management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter).

Incentive fee.  we pay the Adviser an incentive fee based on our performance. The incentive fee is calculated and payable quarterly in arrears and equals [ ]% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a hurdle and a “catch up” feature. No incentive fees are payable to our investment adviser in respect of any capital gains. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from an investment) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to Eagle Point Administration, and any interest expense and/or dividends paid on any issued and outstanding debt or preferred stock, but excluding reimbursements paid under the Expense Limitation and Reimbursement Agreement or organizational and offering expenses and the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments PIK interest and zero-coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any capital gains or losses.

Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of [ ]% ([ ]% annualized) of our NAV per quarter. For such purposes, our quarterly rate of return is determined by dividing our Pre-Incentive Fee Net Investment Income by our reported net assets as of the prior period end.

The incentive fee in each calendar quarter is paid to the Adviser as follows:

•	no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle of [ ]% ([ ]% annualized) of our NAV;

•	[ ]% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than [ ]% ([ ]% annualized) of our NAV in any calendar quarter. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than [ ]% ([ ]% annualized) of our NAV) as the “catch-up.” The “catch-up” is meant to provide the Adviser with [ ]% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this net investment income meets or exceeds [ ]% ([ ]% annualized) of our NAV in any calendar quarter; and

•	[ ]% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds [ ]% ([ ]% annualized) of our NAV in any calendar quarter is payable to the Adviser (that is, once the hurdle is reached and the catch-up is achieved, [ ]% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Adviser).

You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to Pre-Incentive Fee Net Investment Income.

The portion of such incentive fee that is attributable to deferred interest (such as PIK interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent we actually receive such deferred interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction of the incentive fees for such quarter.

No Incentive Fee is payable to the Adviser on capital gains, whether realized or unrealized. In addition, the amount of the incentive fee is not affected by any realized or unrealized losses that we may suffer.

The payment of monthly dividends on our preferred stock (including on any shares of preferred stock that may be held by officers or other affiliates of the Adviser) is not subject to Pre-Incentive Fee Net Investment Income meeting or exceeding any hurdle rate.

The following is a graphical representation of the calculation of the incentive fee as well as examples of its application.

Quarterly Incentive Fee Based on Net Investment Income

Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)

Examples of Quarterly Incentive Fee Calculation (amounts expressed as a percentage of the value of net assets, and are not annualized)*

Alternative 1:

Assumptions

•	Investment income (including interest, distributions, fees, etc.) = [ ]%

•	Hurdle rate(1) = [ ]%

•	Base management fee(2) = [ ]%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = [ ]%

•	Pre-Incentive Fee Net Investment Income

•	(investment income – (base management fee + other expenses)) = [ ]%

Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate, therefore there is no incentive fee.

Alternative 2:

Assumptions

•	Investment income (including interest, distributions, fees, etc.) = [ ]%

•	Hurdle rate(1) = [ ]%

•	Base management fee(2) = [ ]%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = [ ]%

•	Pre-Incentive Fee Net Investment Income

•	(investment income – (base management fee + other expenses)) = [ ]%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, therefore there is an incentive fee.

Incentive fee = (100% × “Catch-Up”) + (the greater of [ ]% AND ([ ]% × (Pre-Incentive Fee Net Investment Income – [ ]%)))

= (100.0% × (Pre-Incentive Fee Net Investment Income – [ ]%)) + 0%

= 100.0% × ([ ]% – [ ]%)

= 100.0% × [ ]%

= [ ]%

Alternative 3:

Assumptions

•	Investment income (including interest, distributions, fees, etc.) = [ ]%

•	Hurdle rate(1) = [ ]%

•	Base management fee(2) = [ ]%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = [ ]%

•	Pre-Incentive Fee Net Investment Income

(investment income – (base management fee + other expenses)) = [ ]%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, therefore there is an incentive fee.

Incentive fee = [ ]% × Pre-Incentive Fee Net Investment Income

= [ ]% × [ ]%

= [ ]%

* The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of net assets. Scenarios above assume no Fund leverage.

(1) Represents [ ]% annualized hurdle rate.

(2) Represents [ ]% annualized base management fee.

(3) Excludes organizational and offering expenses.

Approval of the Investment Management Agreement

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement will be available in the Fund’s [semi-]annual report on Form N-CSR for the period ending [ ], which will be publicly filed with the SEC.

The Administrator

The Administrator

Pursuant to the Administration Agreement, our Board of Trustees has appointed Eagle Point Administration LLC as our administrator. Eagle Point Administration LLC has its principal office at 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

Administrator Services

Under the Administration Agreement, the Administrator performs, or arranges for the performance of, our required administrative services, which include being responsible for the financial records which we are required to maintain and preparing reports to our Shareholders. In addition, the Administrator provides us with accounting services; assists us in determining and publishing our NAV; oversees the preparation and filing of our tax returns; monitors our compliance with tax laws and regulations; and prepares, and assists us with any audits by an independent public accounting firm of, our financial statements. The Administrator is also responsible for the printing and dissemination of reports to our Shareholders and the maintenance of our website; provides support for our investor relations; generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others; and provides such other administrative services as we may from time to time designate. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and chief compliance officer and our allocable portion of the compensation of any administrative support staff. Our allocable portion of such total compensation is based on an allocation of the time spent on us relative to other matters. To the extent the Administrator outsources any of its functions, we pay the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to [ ] for which the fee is calculated based on our net assets (subject to a monthly minimum).

The Transfer Agent and Dividend Disbursement Agent

[ ] serves as our transfer agent and dividend disbursement agent, as well as agent for our DRIP. The principal business address of [ ] is [ ].

The Custodian

Pursuant to the Custodian Agreement, our Board of Trustees has appointed [ ] as our custodian. The principal business address of [ ] is [ ].

Portfolio Managers

We are managed by members of the Senior Investment Team. The Senior Investment Team is led by Mr. Majewski, Managing Partner of the Adviser, and is also comprised of Daniel W. Ko, Principal and Portfolio Manager, and Daniel M. Spinner, Principal and Portfolio Manager. The Senior Investment Team is primarily responsible for our day-to-day investment management and the implementation of our investment strategy and process.

Each member of the Senior Investment Team is a CLO industry specialist who has been directly involved in the CLO market for the majority of his career and has built relationships with key market participants, including CLO collateral managers, investment banks and investors. Members of the Senior Investment Team have been involved in the CLO market as:

•	the head of the CLO business at various investment banks;

•	a lead CLO structurer and CDO workout specialist at an investment bank;

•	a CLO equity and debt investor;

•	principal investors in CLO collateral management firms; and

•	a lender and mergers and acquisitions adviser to CLO collateral management firms.

We believe that the complementary, yet highly specialized, skill set of each member of the Senior Investment Team provides the Adviser with a competitive advantage in its CLO-focused investment strategy.

Biographical information on the Senior Investment Team, each of whom has served as a portfolio manager since our inception, is set forth below:

Thomas P. Majewski, Managing Partner of the Adviser (since November 2012).  Mr. Majewski is the Managing Partner and founder of the Adviser, and serves as a director, Chairman and Chief Executive Officer of Eagle Point Credit Company and Eagle Point Income Company. Mr. Majewski has been involved in the formation and/or monetization of many CLO transactions across multiple market cycles. Mr. Majewski led the creation of some of the earliest refinancing CLOs, introducing techniques that are now commonplace in the market. Mr. Majewski’s experience in the CLO market dates back to the 1990s. He has spent his entire career in the structured finance and credit markets. Mr. Majewski is a member of the Adviser’s Board of Managers and the Adviser’s investment committee. Mr. Majewski is also the Managing Partner of Eagle Point Income Management.

Prior to joining the Adviser in September 2012, Mr. Majewski was a Managing Director and U.S. Head of CLO Banking at RBS Securities Inc., or “RBS,” from September 2011 through September 2012, where he was responsible for all aspects of RBS’s new-issue CLO platform. Prior to joining RBS, Mr. Majewski was the U.S. country head at AMP Capital Investors (US) Ltd. and AE Capital Advisers (US) LLC where he was responsible for investing in credit, structured products and other private assets on behalf of several Australian investors. Prior to this, Mr. Majewski was a Managing Director and head of CLO banking at Merrill Lynch Pierce Fenner and Smith Inc. Mr. Majewski also has held leadership positions within the CLO groups at JPMorgan Securities Inc. and Bear, Stearns & Co. Inc. Mr. Majewski serves as a member of the board of managers and investment committee of Marble Point, and as a director of Marble Point Loan Financing Limited, an investment fund managed by Marble Point which is listed on the London Stock Exchange. Mr. Majewski has a B.S. from Binghamton University and has been a Certified Public Accountant (inactive).

Mr. Majewski also serves as chairman of the boards of directors of Eagle Point Credit Company and Eagle Point Income Company.

Daniel W. Ko, Portfolio Manager (since December 2012).  Mr. Ko is a Portfolio Manager of the Adviser and Eagle Point Income Management. Mr. Ko is responsible for manager evaluation and structuring investment opportunities in the primary CLO market, analyzing secondary CLO market opportunities, executing trades and monitoring investments. Mr. Ko has specialized in structured finance throughout his entire career.

Prior to joining the Adviser in December 2012, Mr. Ko was with Bank of America Merrill Lynch, or “BAML,” for the previous six years, most recently as Vice President of the CLO structuring group, where he was responsible for modeling the projected deal cash flows, negotiating deal terms with both equity and debt investors and coordinating the rating process. In addition, he was responsible for exploring non-standard structuring initiatives such as financing trades with dynamic leverage, emerging market collateralized bond obligations and European CLOs. Prior to joining the CLO structuring group, Mr. Ko managed BAML’s legacy CLO, trust-preferred securities CDO and asset-backed securities CDO portfolios. Prior to Bank of America’s merger with Merrill Lynch, Mr. Ko was an associate in Merrill Lynch’s CDO structuring group, Mr. Ko graduated magna cum laude from the University of Pennsylvania’s Wharton School with a B.S. in finance and accounting.

Daniel M. Spinner (CAIA), Portfolio Manager (since February 2013).  Mr. Spinner is a Portfolio Manager of the Adviser and Eagle Point Income Management. Mr. Spinner is primarily responsible for overseeing the manager evaluation and due diligence process, monitoring investments, and evaluating potential financing opportunities. Mr. Spinner is also actively involved in investor relations and communications. Mr. Spinner is an alternative asset management industry specialist with 20 years of experience advising, financing and investing in alternative asset management firms and funds. Mr. Spinner’s experience in the CLO market dates back to the late 1990s.

Prior to joining the Adviser in February 2013, Mr. Spinner was an Investment Analyst at the 1199SEIU Benefit and Pension Funds, from June 2009 to February 2013, where he oversaw the private equity, special opportunities credit and real estate allocations. The 1199SEIU Benefit and Pension Funds are collectively among the largest Taft-Hartley plans in the United States. Prior to this, Mr. Spinner was a Managing Director at Bear, Stearns & Co. Inc. focused on alternative asset managers. Prior to Bear Stearns, Mr. Spinner was the co-founder and president of Structured Capital Partners, Inc., a financial holding company formed to invest in structured credit managers. Mr. Spinner was credit trained at Chase Manhattan Bank where he began his career as an investment banker and spent seven years in the Financial Institutions Group (including at JPMorgan Securities Inc. post-merger), where he had coverage responsibility for asset management firms including CLO collateral managers. Mr. Spinner serves as a member of the board of managers and investment committee of Marble Point. Mr. Spinner earned a B.A., summa cum laude, from Gettysburg College and an M.B.A. from Columbia University.

Control Persons

Under the 1940 Act, a control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. [To the knowledge of the Fund and except as noted below, as of [●], 2021, no persons were deemed to control the Fund].

[●] has provided an initial investment in the Fund. For so long as [●] has a greater than 25% interest in the Fund, [●] may be deemed be a “control person” of the Fund for purposes of the 1940 Act.

FUND EXPENSES

The Adviser’s investment team, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. We will bear all other costs and expenses of our operations and transactions, including, but not limited to:

•	the cost of calculating our NAV (including the cost and expenses of any independent valuation firm);

•	interest payable on debt, if any, incurred to finance our investments;

•	dividends on preferred stock, if any, and any expenses relating to the offering of any preferred stock;

•	fees and expenses incurred by the Adviser or payable to third parties relating to, or associated with, making or disposing of investments, including legal fees and expenses, travel expenses and other fees and expenses incurred by the Adviser or payable to third parties in performing due diligence on prospective investments, monitoring our investments and, if necessary, enforcing our rights;

•	brokerage fees and commissions;

•	federal and state registration fees and exchange listing fees;

•	federal, state and local taxes;

•	costs associated with offering or repurchasing our common stock and other securities (including, but not limited to, preferred stock and indebtedness);

•	the base management fee and any incentive fee;

•	distributions on our shares;

•	administration fees payable to the Administrator under the Administration Agreement;

•	direct costs and expenses of administration and operation, including printing, mailing, long distance telephone and staff, including fees payable in connection with outsourced administrative functions;

•	transfer agent and custody fees and expenses;

•	Independent Trustee fees and expenses;

•	the costs of any reports, proxy statements or other notices to our Shareholders, including printing costs;

•	costs of holding stockholder meetings;

•	litigation, indemnification and other non-recurring or extraordinary expenses;

•	fees and expenses associated with marketing, distribution, training and investor relations efforts;

•	dues, fees and charges of any trade association of which we are a member;

•	fees and expenses associated with independent audits and outside legal costs;

•	fidelity bond, Trustees and officers/errors and omissions liability insurance, and any other insurance premiums;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws; and

•	all other expenses reasonably incurred by us or the Administrator in connection with administering our business, such as the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer, Chief Operating Officer and their respective support staff.

The Fund’s offering expenses may include underwriter compensation. Total underwriter compensation paid with respect to the offering will not exceed the maximum allowed under FINRA Rule 5110.

Expense Limitation and Reimbursement Agreement

The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund.

For a period of two years as of the date hereof, which can be extended by the Board of Trustees, the Adviser or an affiliate may provide expense support to the Fund in order to reduce operating expenses borne by shareholders, to the extent that it deems appropriate in order to ensure that the Fund bears an appropriate level of expenses. Expense support payments can be made in the form of paying expenses directly, reimbursing the Fund for expenses incurred and paid, or waiving a portion of or all fees due by the Fund to the Adviser or an affiliate during each quarterly calculation period.

Any expense support payment or waiver is subject to reimbursement by the Fund for three years after the date on which such expense support payment or waiver was made.

Organizational and Offering Expenses

The Fund will pay for organizational and offering (“O&O”) expenses up to a limit of [ ]% of gross proceeds raised in the offering. The Fund may pay O&O expenses in the form of direct payments to third party vendors. The Fund may also pay O&O expenses to affiliates of the Fund, the Adviser or the Administrator in the form of reimbursement (“Affiliate O&O Expense Reimbursement”). If the Adviser, the Administrator or an affiliate seeks reimbursement, an invoice must be submitted to the Fund and a payment will occur after the expense reimbursement has been properly reflected on the Fund’s financial statements for at least one semi-annual financial reporting period. After such time, the Fund may reimburse the Adviser, Administrator or affiliate subject to the total O&O expense limit.

Affiliate O&O Expense Reimbursement will not be included in the calculation of operating expenses under the Expense Limitation Agreement.

DETERMINATION OF NET ASSET VALUE

We determine the NAV per share of our common stock by dividing the value of our portfolio investments, cash and other assets (including interest accrued but not collected) less all of our liabilities (including accrued expenses, the aggregate liquidation preference of any preferred stock, borrowings and interest payables) by the total number of outstanding shares of our common stock. The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. We are required to specifically fair value each individual investment on at least a quarterly basis (with certain exceptions for investments that represent a de minimis percentage of our portfolio, which are fair valued by the Adviser), and may fair value such investments on a more frequent basis as necessary. As the securities that we may hold generally do not have a readily available market quotation, fair value of such securities is determined in good faith by our Board of Trustees in accordance with the 1940 Act. There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make.

We account for our investments in accordance with GAAP, and fair value our investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures of the Financial Accounting Standards Board’s Accounting Standards Codification, as amended, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

In valuing our investments in CLO equity, CLO debt and loan accumulation facilities, the Adviser considers a variety of relevant factors, including price indications from multiple dealers, or as applicable, a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

Specifically, we utilize a third-party pricing service in connection with the valuation of our investments in CLO debt. However, if pricing from such third-party pricing service is determined to be stale or otherwise not reflective of current market conditions, we may use an average of independent broker quotes to determine fair value. We engage a third-party independent valuation firm as an input to the Fund’s valuation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Board of Trustees does not rely on such advice in determining the fair value of our investments in accordance with the 1940 Act.

Our investment portfolio is valued at least each quarter, or more frequently as may be required by the 1940 Act, after the Board of Trustees has considered the recommendation(s) of the audit committee. The audit committee considers the Adviser’s recommendation of fair value as determined in accordance with our valuation policies and procedures. In support of the Board of Trustees, the audit committee reviews information compiled by the Adviser, including information derived from one or more third party models that take into account various market inputs and a report from the third-party independent valuation firm. Available information is presented to the audit committee to consider when determining that the fair value has been determined in accordance with our valuation policies and procedures and when making its recommendation to the Board of Trustees, which the Board of Trustees then considers when determining the fair value of the investment portfolio in accordance with the 1940 Act.

The Fund has the sole right to change the frequency of determination of net asset value at the Board’s discretion.

CONFLICTS OF INTEREST

Affiliations of the Adviser and the Administrator

Our executive officers and Trustees, and the Adviser and certain of its affiliates and their officers and employees, including the Senior Investment Team, have several conflicts of interest as a result of the other activities in which they engage. The Adviser and the Administrator are affiliated with other entities engaged in the financial services business. In particular, the Adviser and the Administrator are affiliated with Eagle Point Income Management and Stone Point, and certain members of the Adviser’s Board of Managers are principals of Stone Point. See “Management – Control Persons.” The Adviser and the Administrator are primarily owned by the Trident V Funds through intermediary holding companies. The Trident V Funds and other private equity funds managed by Stone Point invest in financial services companies. In addition, the Adviser is under common control with Marble Point, which is separately registered as an investment adviser with the SEC. Marble Point is a CLO collateral manager and manager of other investment vehicles that invest in senior secured loans, CLO securities and other related investments. Further, the Adviser and its affiliates engage and may in the future engage in a variety of business activities, including investment management, financing, broker-dealer activities and software analytics. As such, the Adviser and its affiliates may have multiple business relationships with CLO collateral managers and investment advisers that encompass a range of activities, such as investing in CLOs managed by a CLO collateral manager on behalf of the Fund, financing, or investing in other securities issued by, other vehicles managed by such CLO collateral manager or other investment adviser (or an affiliate thereof), or otherwise providing advisory, research or data services to such other person for compensation. These relationships may cause the Adviser’s, the Administrator’s and certain of their affiliates’ interests, and the interests of their officers and employees, including the Senior Investment Team, to diverge from our interests and may result in conflicts of interest that may not be foreseen, which conflicts may not be resolved in a manner that is always or exclusively in our best interest.

Other Accounts

The Adviser is responsible for the investment decisions made on our behalf. There are no restrictions on the ability of the Adviser and certain of its affiliates (including Eagle Point Income Management, Stone Point and Marble Point) to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar or different investment objectives, philosophies and strategies as those used by the Adviser for our account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between us and any other account managed by such person. See “— Allocations of Opportunities” below. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers or employees. In addition, certain of these accounts may provide for higher management fees or have incentive fees or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Further, accounts managed by the Adviser or certain of its affiliates hold, and may in the future be allocated, certain investments in CLOs, such as debt tranches, which conflict with the positions held by other accounts in such CLOs, such as us. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliates will have a conflict of interest as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including us. In such cases, such conflicts may not be resolved in a manner that is always or exclusively in our best interests.

In addition, Eagle Point Income Management, Stone Point, Marble Point and their affiliates, and the investment funds managed by Eagle Point Income Management, Stone Point, Marble Point and such affiliates, may also invest in companies that compete with the Adviser and that therefore manage other accounts and funds that compete for investment opportunities with us.

Our executive officers and Trustees, as well as other current and potential future affiliated persons, officers and employees of the Adviser and certain of its affiliates, may serve as officers, trustees or principals of, or manage the accounts for, other entities, including ECC and EIC, with investment strategies that substantially or partially overlap with the strategy that we pursue. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our Shareholders.

Further, the professional staff of the Adviser and Administrator will devote as much time to us as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement and Administration Agreement, respectively. However, such persons are also committed to providing investment advisory and other services for other clients including ECC and EIC, unregistered pooled investment vehicles, and separately managed accounts, and engage in other business ventures in which we have no interest. In addition, certain personnel of the Adviser also serve as members of the investment committee of Marble Point or otherwise may be involved in providing research, analysis, valuation and/or other support services to Marble Point or other affiliates of the Adviser.

Certain of the Adviser’s, the Administrator’s and their affiliates’ senior personnel and ultimate managers serve and may serve as officers, trustees, managers or principals of other entities that operate in the same or a related line of business as the Adviser, the Administrator, and their affiliates, or that are service providers to firms or entities such as the Adviser, the Administrator, the Fund, CLOs or other similar entities. Accordingly, such persons may have obligations to investors in those entities the fulfillment of which may not be in our best interest. In addition, certain of such persons hold direct and indirect personal investments in various companies, including certain investment advisers and other operating companies, some of which do or may provide services to the Adviser, the Administrator, us, or other accounts serviced by the Adviser, the Administrator, or their affiliates, or to any issuer in which the Fund may invest. The Fund may pay fees or other compensation to any such operating company or financial institution for services received. Further, these relationships may result in conflicts of interest that may not be foreseen or may not be resolved in a manner that is always or exclusively in our best interest.

In addition, payments under the Administration Agreement are equal to an amount based upon our allocable portion of the Administrator’s overhead. See “Management — The Administrator” above.

As a result of these separate business activities and payment structure, the Adviser and Administrator have conflicts of interest in allocating management and administrative time, services and functions among the Fund, other accounts that they provide services to, their affiliates and other business ventures or clients.

Allocations of Opportunities

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser and Eagle Point Income Management have adopted and reviewed policies and procedures pursuant to which they allocate investment opportunities appropriate for more than one client account in a manner deemed appropriate in their sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser and Eagle Point Income Management may take into account regulatory, tax or legal requirements applicable to an account. In allocating investment opportunities, the Adviser and Eagle Point Income Management may use rotational, percentage or other allocation methods provided that doing so is consistent with the Adviser’s and Eagle Point Income Management’s internal conflict of interest and allocation policies and the requirements of the Investment Advisers Act of 1940, or the “Advisers Act,” the 1940 Act and other applicable laws. In addition, an account managed by the Adviser, such as us, is expected to be considered for the allocation of investment opportunities together with other accounts managed by affiliates of the Adviser, including Eagle Point Income Management. There is no assurance that such opportunities will be allocated to any particular account equitably in the short-term or that any such account, including us, will be able to participate in all investment opportunities that are suitable for it.

Allocation of Expenses and Selection of Service Providers

From time to time, the Adviser and the Administrator will be required to determine how certain costs and expenses are to be allocated among the Fund and certain other accounts. Often, an expense is relevant only to the Fund and would be borne only by us. However, it is sometimes the case that costs and expenses are relevant to more than one account. To the extent the Fund, on the one hand, and Adviser, Administrator and/or one or more accounts, on the other hand, incur costs or expenses that are applicable to more than one of them, the Adviser and the Administrator will allocate such costs and expenses in a manner that they determine to be fair and reasonable, notwithstanding their potential interest in the outcome, and may make corrective allocations should they determine that such corrections are necessary or advisable. Further, the Adviser and the Administrator and their affiliates, and their respective personnel and the investment funds serviced by such persons, have interests in companies that provide services to asset management firms such as the Adviser, and to other businesses. Because of these relationships, such persons have a conflict of interest when considering service providers with respect to the Fund and have an incentive to select those service providers in which such persons have an interest. The selection of such a service provider may result in the Fund bearing fees and expenses paid to a service provider that is affiliated with, or otherwise has a relationship with, the Adviser, the Administrator or their affiliates.

In addition, the Adviser and the Administrator have a conflict of interest where a service provider provides services directly to the Adviser and/or the Administrator or an affiliate thereof, and separately provides services to the Fund, in that the Adviser, the Administrator and/or an affiliate thereof may potentially obtain services at a lower cost than it otherwise could have as a result of the service provider’s work performed on behalf of, and the compensation paid to the service provider by, the Fund. In addition, the Adviser and the Administrator and their affiliates may use some of the same service providers as are retained on behalf of the Fund and, in some cases, fee rates, amounts or discounts may be offered to the Adviser, the Administrator and/or their affiliates by a third party service provider which differ from those offered to the Fund as a result of scheduled or ad hoc rate changes, differences in the scope, type or nature of the service or transaction, alternative fee arrangements and negotiation.

Leverage

We may incur leverage, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of Derivative Transactions, shares of preferred stock, debt securities and other structures and instruments, in significant amounts and on terms that the Adviser and our Board of Trustees deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of our investments, to pay fees and expenses and for other purposes. Such leverage may be secured and/or unsecured. Any such leverage does not include leverage embedded or inherent in the CLO structures in which we invest or in derivative instruments in which we may invest. The more leverage we employ, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. Our incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts our performance. The incentive fee payable to the Adviser is based on our Pre-Incentive Fee Net Investment Income, as calculated in accordance with our Investment Advisory Agreement. This may encourage the Adviser to use leverage to increase the return on our investments, even when it may not be appropriate to do so, and to refrain from de-levering when it would otherwise be appropriate to do so. In addition, because our management fee is based in part on the paid-in capital of any preferred stock that we issue, we may have an incentive to incur leverage by issuing preferred stock when it is not appropriate to do so or when it is advantageous to use other forms of leverage, such as issuing debt. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our securities.

Valuation

Generally, there is not a public market for the CLO investments we target. As a result, we value, and our Board of Trustees reviews and determines, in good faith, in accordance with the 1940 Act, the value of, these securities based on relevant information compiled by the Adviser and third-party pricing services (when available) as described under “Determination of Net Asset Value.” Our Interested Trustees are associated with the Adviser and have an interest in the Adviser’s economic success. The participation of the Adviser’s investment professionals in our valuation process, and the interest of our Interested Trustees in the Adviser, could result in a conflict of interest as the base management fee paid to the Adviser is based, in part, on our net assets.

Co-Investments and Related Party Transactions

In the ordinary course of business, we may enter into transactions with persons who are affiliated with us by reason of being under common control of the Adviser or its affiliates, including Eagle Point Income Management and Stone Point. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between us, the Adviser and its affiliates and our employees, officers and Trustees. We will not enter into any such transactions unless and until we are satisfied that doing so is consistent with the 1940 Act, applicable SEC exemptive rules, interpretations or guidance, or the terms of the exemptive order (discussed below), as applicable. Our affiliations may require us to forgo attractive investment opportunities. For example, we may be limited in our ability to invest in CLOs managed by certain affiliates of the Adviser.

We co-invest on a concurrent basis with other accounts managed by the Adviser and may do so with other accounts managed by certain of our Adviser’s affiliates, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. Exemptive relief granted by the SEC to Eagle Point Credit Management and certain of its affiliates (as well as ECC) permits us to participate in certain negotiated co-investments alongside other accounts, including ECC and EIC, managed by the Adviser, or certain of its affiliates, subject to certain conditions including (i) that a majority of our Trustees who have no financial interest in the transaction and a majority of our Trustees who are not “interested persons,” as defined in the 1940 Act, of ours approve the co-investment and (ii) the price, terms and conditions of the co-investment are the same for each participant. The Adviser may determine not to allocate certain potential co-investment opportunities to the Fund after taking into account regulatory requirements or other considerations. See “— Allocations of Opportunities” above. A copy of the application for this exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

Stone Point-Related Investments

Portfolio companies of investment funds managed by Stone Point and other affiliates of Stone Point may engage in lending activities, which could result in us investing in CLOs that include loans underwritten by such a portfolio company or affiliate. In addition, the CLOs in which we expect to invest consist principally of senior secured loans, which in many cases may be issued to operating companies that are primarily owned by private equity funds, including funds that may be managed by Stone Point or its affiliates. In addition to the above, because portfolio companies of such investment funds engage in a wide range of businesses, such entities may engage in other activities now or in the future that create a conflict of interest for the Adviser with respect to its management of us. Any of these potential transactions and activities may result in the Adviser having a conflict of interest that may not be resolved in a manner that is always or exclusively in our best interest or in the best interest of our Shareholders.

Material Non-Public Information

By reason of the advisory and/or other activities of the Adviser and its affiliates, including Marble Point, the Adviser and its affiliates may acquire confidential or material non-public information or be restricted from initiating transactions in certain securities. The Adviser will not be free to divulge, or to act upon, any such confidential or material non-public information and, due to these restrictions, it may not be able to initiate a transaction for our account that it otherwise might have initiated. As a result, we may be frozen in an investment position that we otherwise might have liquidated or closed out or may not be able to acquire a position that we might otherwise have acquired.

Code of Ethics and Compliance Procedures

In order to address the conflicts of interest described above, we have adopted a code of ethics under Rule 17j-l of the 1940 Act. Similarly, the Adviser has separately adopted the “Adviser Code of Ethics.” The Adviser Code of Ethics requires the officers and employees of the Adviser to act in the best interests of the Adviser and its client accounts (including us), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. In addition, our code of ethics and the Adviser’s Code of Ethics are incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and are available on the EDGAR Database on the SEC’s website at www.sec.gov.

Our Trustees and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

In addition, the Adviser has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

REPURCHASES OF SHARES

No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to repurchase any Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchases of Shares

The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. Subject to the Board’s discretion, the Fund intends to offer to repurchase Shares from Shareholders in each quarter in an amount up to 5% of the Fund’s net asset value. The Fund may extend multiple offers to repurchase Shares in a quarter in an aggregate amount of 5% of the Fund’s net asset value.

There is no minimum number of Shares which must be repurchased in any repurchase offer. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board of Trustees will consider the recommendations of the Adviser as to the timing and amount of such an offer, as well as a variety of operational, business and economic factors.

The Adviser currently expects that, generally, it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders quarterly, with such repurchases to be offered at the Fund’s net asset value per share as of the Valuation Date. Each repurchase offer will generally commence approximately [ ] days prior to the Valuation Date. In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Board of Trustees will consider the following factors, among others:

•	the liquidity of the Fund’s assets;

•	the investment plans and working capital and reserve requirements of the Fund;

•	the relative economies of scale of the tenders with respect to the size of the Fund;

•	the history of the Fund in repurchasing Shares;

•	the ability to readily determine the Fund’s NAV per share;

•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	any anticipated tax consequences to the Fund of any proposed repurchases of Shares; and

•	the recommendations of the Adviser.

The Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines to be fair to the Fund and to all Shareholders. If and when the Board of Trustees determines that the Fund will repurchase Shares, notice will be provided to Shareholders describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their Shares during the period that a repurchase offer is open may obtain the Fund’s net asset value per share by contacting the Adviser during the period. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may repurchase a pro rata portion by value of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

Repurchases of Shares from Shareholders by the Fund will generally be paid in cash. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Shares from Shareholders by the applicable repurchase offer deadline. The Fund does not impose any charges in connection with repurchases of Shares.

Shares will be repurchased by the Fund after the Management Fee has been deducted from the Fund’s assets as of the end of the month in which the repurchase occurs — i.e., the accrued Management Fee for the month in which Fund shares are to be repurchased is deducted prior to effecting the relevant repurchase of Fund shares.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

A Shareholder tendering for repurchase only a portion of the Shareholder’s Shares will be required to maintain an account balance of at least [$2,500] after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the Shareholder’s account balance to fall below the required minimum, the Fund reserves the right to repurchase or redeem all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase or redemption, less than the minimum initial investment applicable for the Fund. This right of the Fund to repurchase or redeem Shares compulsorily may be a factor which Shareholders may wish to consider when determining the extent of any tender for purchase by the Fund.

The Fund may also repurchase and/or redeem Shares of a Shareholder without consent or other action by the Shareholder or other person, in accordance with the terms of its Agreement and Declaration of Trust and the 1940 Act, including Rule 23c-2 under the 1940 Act, if the Fund determines that:

•	ownership of Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of Shares by a Shareholder may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true;

•	with respect to a Shareholder subject to Special Laws or Regulations, the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any Shares;

•	the Shareholder’s estate submits a tender request and proof of owner’s death;

•	the disabled Shareholder’s legal representative submits tender request and proof of qualified disability; or

•	it would be in the best interests of the Fund for the Fund to repurchase the Shares.

In the event that the Adviser or any of its affiliates holds Shares in the capacity of a Shareholder, the Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly.

Description of Capital Structure

The information contained under this heading is only a summary and is subject to the provisions contained in the Fund’s Declaration of Trust and By-Laws and applicable laws, [which are on file with the SEC].

Shares of Beneficial Interest

The Fund’s Declaration of Trust authorizes the Fund’s issuance of an unlimited number of shares of beneficial interest of each class. Shareholders are entitled to the same limitation of personal liability extended to Shareholders of private corporations organized for profit incorporated in the State of Delaware and therefore generally will not be personally liable for the Fund’s debts or obligations.

Under the terms of the Declaration of Trust, all shares, when consideration for the shares is received by the Fund, will be fully paid and nonassessable. Dividends and distributions may be paid to shareholders if, as and when authorized and declared by the Board. Except as otherwise provided by the Board, shares will have no preemptive or other right to subscribe to any additional shares or other securities issued by the Fund, and will be transferable, except where their transfer is restricted by law or contract. The Declaration of Trust provides that the Board shall have the power to cause the Fund to repurchase or redeem shares. In the event of the Fund’s dissolution, after the Fund pays or adequately provides for the payment of all claims and obligations of the Fund, and upon the receipt of such releases, indemnities and refunding agreements deemed necessary by the Board, each share will be entitled to receive, according to its respective rights, a pro rata portion of the Fund’s assets available for distribution for the applicable class, subject to any preferential rights of holders of the Fund’s outstanding preferred shares, if any. Each whole share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional share will be entitled to a proportionate fractional vote. However, to the extent required by the 1940 Act or otherwise determined by the Board, classes of the Fund will vote separately from each other. Shareholders shall be entitled to vote on all matters on which a vote of shareholders is required by the 1940 Act, the Declaration of Trust or a resolution of the Board. There will be no cumulative voting in the election of or removal of Trustees. Under the Declaration of Trust, the Fund shall hold shareholder meetings to the extent required by the 1940 Act, regulation, or pursuant to special meetings called by the Board or a majority of shareholders.

Preferred Stock and Other Securities

The Declaration of Trust provides that the Board may, subject to the Fund’s fundamental policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than Shares (including preferred interests, debt securities or other senior securities), by action of the Board without the approval of Shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio by which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating of the preferred shares, asset coverage requirements or portfolio composition requirements, in addition to those set forth in the 1940 Act, may be imposed. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund’s Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. If the dividend rate as redetermined on the Fund’s preferred shares plus the expenses of issuance approaches or exceeds the Fund’s current income after expenses on the investment of proceeds from the preferred shares, the Fund’s leveraged capital structure would result in a lower rate of current income to shareholders than if the Fund were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Preferred shares could be issued with rights and preferences that would adversely affect common shareholders. Preferred shares could also be used as an anti-takeover device. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance of preferred shares and before any distribution is made with respect to the shares and before any purchase of shares is made, the aggregate involuntary liquidation preference of such preferred shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) the holders of preferred shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares.

Credit Facility

The Fund may enter into definitive agreements with respect to a credit facility in an aggregate amount up to 33 1/3% of the Fund’s total assets immediately after giving effect to the leverage. The Fund expects that such a credit facility would contain covenants that, among other things, likely will limit the Fund’s ability to pay dividends in certain circumstances, incur additional debt and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its total assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms.

Certain Provisions in the Declaration of Trust and By-Laws

The information contained under this heading is only a summary. Please refer to the provisions in Fund’s Declaration of Trust and By-Laws, which are on file with the SEC, for more information.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Pursuant to the Declaration of Trust, Trustees and officers of the Fund will not be subject in such capacity to any personal liability to the Fund or shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Trustee’s or officer’s duty.

Except as otherwise provided in the Declaration of Trust, the Fund will indemnify and hold harmless any current or former Trustee or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees) relating to the defense of any claim, action, suit or proceeding with which such person is involved or threatened while and with respect to acting in the capacity of a Trustee or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund. In accordance with the 1940 Act, the Fund will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Fund will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the Declaration of Trust.

Pursuant to the Declaration of Trust, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives an undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.

Number of Trustees; Appointment of Trustees; Vacancies; Removal

The Declaration of Trust provides that the number of Trustees shall be no less than one (1) and no more than fifteen (15), as determined in writing by a majority of the Trustees then in office. As set forth in the Declaration of Trust, a Trustee’s term of office shall continue until his or her death, resignation or removal. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. Each Trustee shall hold office until his or her successor shall have been appointed pursuant to the Declaration of Trust. A majority of the shares then entitled to vote in an election of a Trustee shall elect such Trustee.

A Trustee may be removed from office for cause only, and not without cause, by action taken by a majority of the remaining Trustees or by the holders of at least a majority of the Shares then entitled to vote in an election of such Trustee. As set forth in the Declaration of Trust, a Trustee’s term of office shall continue until his or her death, resignation or removal.

Action by Shareholders

Under the Declaration of Trust and By-Laws, shareholder action can be taken at an annual or special meeting of shareholders or by written consent. In addition, the Fund’s Declaration of Trust prohibits derivative actions on behalf of the Fund by any person who is not a Trustee or shareholder of the Fund, except that such provision does not apply to any claims asserted under the U.S. federal securities laws including, without limitation, the 1940 Act. No shareholder may maintain a derivative action on behalf of the Fund unless holders of at least a majority of the outstanding shares join in the bringing of such action. The By-Laws provide that the federal or state courts in Delaware shall be the exclusive forum in which certain types of litigation may be brought. The By-Laws provide that shareholders waive any and all right to trial by jury in any claim, suit, action or proceeding.

Amendment of Declaration of Trust and By-Laws

Subject to the provisions of the 1940 Act and except as provided in the Declaration of Trust, the Board may amend the Declaration of Trust without any vote of shareholders. Pursuant to the Declaration of Trust and By-Laws and subject to the provisions therein, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws.

No Appraisal Rights

In certain extraordinary transactions, some jurisdictions provide the right to dissenting shareholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The Declaration of Trust provides that shares shall not entitle shareholders to appraisal rights.

Control Share Acquisitions

The Fund’s By-Laws provide that a shareholder who obtains beneficial ownership of shares in a “Control Share Acquisition” shall have no voting rights with respect to such shares except to the extent authorized by shareholders of the Fund. Such authorization shall require the affirmative vote of the holders of two-thirds of the shares of the Fund entitled to vote on the matter, excluding interested shares. Interested shares include shares held by Fund officers, Interested Trustees of the Fund, and any person who has acquired shares in a Control Share Acquisition (the “Control Share Provisions”). The By-Laws define a “Control Share Acquisition,” pursuant to various conditions and exceptions, to include an acquisition of Shares that would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power, but for the Control Share Provisions, in the election of trustees in any of the following ranges: (i) one-tenth or more, but less than one-third of all voting power; (ii) one-third or more, but less than a majority of all voting power; or (iii) a majority of all voting power. For this purpose, all shares acquired by a person within 90 days before or after the date on which such person acquires shares that result in a Control Share Acquisition, and all shares acquired by such person pursuant to a plan to make a Control Share Acquisition, shall be deemed to have been acquired in the same Control Share Acquisition. Subject to various conditions and procedural requirements, including the delivery of a “Control Share Acquisition Statement” to the Fund setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of shares in a Control Share Acquisition generally may request a vote of shareholders to approve the authorization of voting rights of such shareholder with respect to such shares at a meeting of Fund shareholders following the Control Share Acquisition.

Conflict with Applicable Laws and Regulations

The Declaration of Trust provides that if and to the extent that any provision of the Declaration of Trust conflicts with any provision of the 1940 Act, the regulated investment company provisions of the Code, and the regulations thereunder, the Delaware Statutory Trust Act or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

Change of Control Provisions

The Fund’s Declaration of Trust includes provisions that could have the effect of limiting the ability of entities or persons to acquire control of the Fund or to change the composition of its Board. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

The Declaration of Trust grants special approval rights with respect to certain matters to members of the Board who qualify as “Continuing Trustees,” which term means trustees who either (i) have been members of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than 36 months) or (ii) were nominated to serve as members of the Board by a majority of the Continuing Trustees then members of the Board.

The Declaration of Trust requires the affirmative vote or consent of a majority of the Board and 75% of the Continuing Trustees to authorize certain Fund transactions, including the merger, consolidation, share exchange, dissolution, liquidation or termination of the Fund.

The Board may from time to time grant other voting rights to shareholders with respect to these and other matters, certain of which are required by the 1940 Act.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The provisions of the Declaration of Trust and By-Laws could have the effect of discouraging a third party from seeking to obtain control of the Fund. The Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

For the purposes of calculating “a majority of the outstanding voting securities” under the Declaration of Trust, each class and series of the Fund will vote together as a single class, except to the extent required by the 1940 Act or the Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interests of shareholders generally.

U.S. FEDERAL INCOME TAX MATTERS

The following is a summary of certain U.S. federal income tax consequences generally applicable to the purchase, ownership and disposition of our securities, including our common stock and preferred stock, which collectively will be referred to as “stock,” as well as our debt securities, or “notes,” issued as of the date of this prospectus. Unless otherwise stated, this summary deals only with our securities held as capital assets for U.S. federal tax purposes (generally, property held for investment).

As used herein, a “U.S. holder” means a beneficial owner of the securities that is for U.S. federal income tax purposes any of the following:

•	an individual citizen or resident of the United States;

•	a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or other political subdivision thereof (including the District of Columbia);

•	a trust if it (a) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable United States Treasury regulations or “Treasury Regulations,” to be treated as a United States person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

The term “non-U.S. holder” means a beneficial owner of the securities (other than a partnership or any other entity or other arrangement treated as a partnership for U.S. federal income tax purposes) that is not a U.S. holder.

An individual may, subject to exceptions, be deemed to be a resident of the United States for U.S. federal income tax purposes, as opposed to a non-resident alien, by, among other ways, being present in the United States (i) on at least 31 days in the calendar year, and (ii) for an aggregate of at least 183 days during a three-year period ending in the current calendar year, counting for such purposes all of the days present in the current year, one-third of the days present in the immediately preceding calendar year, and one-sixth of the days present in the second preceding calendar year. Individuals who are residents for such purposes are subject to U.S. federal income tax as if they were United States citizens.

This summary does not represent a detailed description of the U.S. federal income tax consequences applicable to you, as a holder of our securities, if you are a person subject to special tax treatment under the U.S. federal income tax laws, including, without limitation:

•	a dealer in securities or currencies;

•	a financial institution;

•	a RIC;

•	a real estate investment trust;

•	a tax-exempt organization;

•	an insurance company;

•	a person holding the securities as part of a hedging, integrated, conversion or constructive sale transaction or a straddle;

•	a trader in securities that has elected the mark-to-market method of accounting for their securities;

•	a person subject to alternative minimum tax;

•	a partnership or other pass-through entity for U.S. federal income tax purposes;

•	a U.S. holder whose “functional currency” (as defined in Section 985 of the Code) is not the U.S. dollar;

•	a CFC;

•	a PFIC;

•	a United States expatriate or foreign persons or entities (except to the extent set forth below); or

•	a holder that is subject to special tax accounting rules under Section 451(b) of the Code.

If a partnership (including any entity classified or arrangement treated as a partnership for U.S. federal income tax purposes) holds the securities, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partnership or a partner in a partnership holding our securities, you should consult your own tax advisors regarding the tax consequences of an investment in our securities.

This summary is based on the Code, Treasury Regulations, rulings and judicial decisions as of the date hereof. Those authorities may be changed, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those summarized below. This summary does not represent a detailed description of the U.S. federal income tax consequences that may be applicable to you in light of your particular circumstances and does not address the effects of any aspects of U.S. estate or gift, or state, local or non-U.S. income, estate, or gift tax laws. It is not intended to be, and should not be construed to be, legal or tax advice to any particular purchaser of our securities. We have not sought and will not seek any ruling from the Internal Revenue Service, or the “IRS.” No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. You should consult your own tax advisors concerning the particular U.S. federal income tax consequences to you of the ownership of our securities, as well as the consequences to you arising under the laws or other guidance of any other taxing jurisdiction.

Important U.S. Federal Income Tax Considerations Affecting Us

We intend to be treated, and intend to qualify each tax year, as a RIC under the Code, commencing with our first tax year. Accordingly, we must satisfy certain requirements relating to sources of our income and diversification of our total derived from an interest in a qualified publicly traded partnership, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to our business of investing in stock, securities and currencies, or the “90% Gross Income Test.” A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, we must also satisfy certain requirements with respect to the diversification of our assets. We must have, at the close of each quarter of the tax year, at least 50% of the value of our total assets represented by cash, cash items, U.S. government securities, securities of other RICs and other securities that, in respect of any one issuer, do not represent more than 5% of the value of our assets nor more than 10% of the voting securities of that issuer. In addition, at those times, not more than 25% of the value of our assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers, which we control and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships, or the “Asset Diversification Tests.” If we fail to satisfy the 90% Gross Income Test, we will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) we report the failure pursuant to Treasury Regulations to be adopted, and (ii) we pay a tax equal to the excess non-qualifying income. If we fail to meet any of the Asset Diversification Tests with respect to any quarter of any tax year, we will nevertheless be considered to have satisfied the requirements for such quarter if we cure such failure within six months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) we report the failure under Treasury Regulations to be adopted and pay an excise tax.

As a RIC, we generally will not be subject to federal income tax on our investment company taxable income (as that term is defined in the Code) and net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, that we distribute in each tax year as dividends to Shareholders, provided that we distribute dividends of an amount at least equal to the sum of 90% of our investment company taxable income, determined without regard to any deduction for dividends paid, plus 90% of our net tax-exempt interest income for such tax year, or the “90% Distribution Requirement.” We intend to distribute to our Shareholders, at least annually, substantially all of our investment company taxable income, net tax-exempt income and net capital gains. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that we distribute (or be deemed to have distributed) by December 31 of each calendar year dividends of an amount generally at least equal to the sum of (i) 98% of our ordinary income (taking into account certain deferrals and elections) for such calendar year, (ii) 98.2% of our capital gain net income, adjusted for certain ordinary losses and generally computed on the basis of the one-year period ending on October 31 of such calendar year (unless we have made an election under Section 4982(e)(4) of the Code to have our required distribution from net income measured using the one-year period ending on November 30 of such calendar year) and (iii) 100% of any ordinary income and capital gain net income from prior calendar years (as previously computed) that were not paid out during such calendar years and on which we incurred no U.S. federal income tax, or the “Excise Tax Distribution Requirement.” Any dividends declared by us during October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for federal income tax purposes as if it had been paid by us, as well as received by our U.S. Shareholders, on December 31 of the calendar year in which the distribution was declared.

We may incur in the future the 4% federal excise tax on a portion of our income and capital gains. While we intend to distribute income and capital gains to minimize our exposure to the 4% federal excise tax, we may not be able to, or may choose not to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we generally will be liable for the 4% federal excise tax only on the amount by which we do not meet the excise tax avoidance requirement.

If we do not qualify as a RIC or fail to satisfy the 90% Distribution Requirement for any tax year, we would be subject to corporate income tax on our taxable income, and all distributions from earnings and profits, including distributions of net capital gains (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction, or the “DRD,” in the case of certain corporate shareholders. In addition, in order to requalify for taxation as a RIC, we may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

For purposes of the 90% Gross Income Test, income that we earn from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., certain CLOs that are treated as partnerships) will generally have the same character for us as in the hands of such an entity; consequently, we may be required to limit our equity investments in any such entities that earn fee income, rental income, or other nonqualifying income.

Some of the income and fees that we may recognize will not satisfy the 90% Gross Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy such test, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be subject to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt instruments that are treated under applicable tax rules as having OID (which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances), we must include in income each tax year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same tax year. We may also have to include in income other amounts that we have not yet received in cash, such as contractual PIK interest (which represents contractual interest added to the loan balance and due at the end of the loan term) and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the tax year of accrual, we may be required to make a distribution to our Shareholders in order to satisfy the 90% Distribution Requirement or the Excise Tax Distribution Requirement, even though we will not have received any corresponding cash amount.

We may invest (directly or indirectly through an investment in an equity interest in a CLO treated as a partnership for U.S. federal income tax purposes) a portion of our net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us to the extent necessary in order to seek to ensure that we distribute sufficient income that we do not become subject to U.S. federal income or excise tax.

Some of the CLOs in which we invest may constitute PFICs for U.S. federal income tax purposes. Because we acquire interests treated as equity for U.S. federal income tax purposes in PFICs (including equity tranche investments and certain debt tranche investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our Shareholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from any such excess distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a QEF in lieu of the foregoing requirements, we will be required to include in income each tax year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each tax year (as well as on certain other dates described in the Code) our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as an ordinary loss any decrease in such value to the extent it does not exceed prior increases included in our ordinary income. Under either election, we may be required to recognize in a tax year taxable income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that tax year, and we may be required to distribute such taxable income in order to satisfy the 90% Gross Income Test, the Excise Tax Distribution Requirement or the 90% Distribution Requirement. Applicable treasury regulations generally treat our income inclusion with respect to a PFIC with respect to which we have made a qualified electing fund, or “QEF”, election, as qualifying income for purposes of determining our ability to be subject to tax as a RIC if (i) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to our business of investing in stock, securities, or currencies. As such, we may be restricted in our ability to make QEF elections with respect to our holdings in issuers that could be treated as PFICs in order to limit our tax liability or maximize our after-tax return from these investments.

If we hold more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a CFC (including equity tranche investments and certain debt tranche investments in a CLO treated as CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such tax year. This deemed distribution is required to be included in the income of a U.S. Stockholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Stockholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such deemed distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income in order to satisfy the Excise Tax Distribution Requirement or the 90% Distribution Requirement. Applicable treasury regulations generally treat our income inclusion with respect to a CFC as qualifying income for purposes of determining our ability to be subject to tax as a RIC either if (i) there is a distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to our business of investing in stock, securities, or currencies. As such, we may limit and/or manage our holdings in issuers that could be treated as CFCs in order to limit our tax liability or maximize our after-tax return from these investments.

FATCA generally imposes a U.S. federal withholding tax of 30% on U.S. source periodic payments, including interest and dividends to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLOs in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO, which could materially and adversely affect our operating results and cash flows.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward, futures and options contracts, similar financial instruments as well as upon the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) also could, under future Treasury Regulations, produce income not among the types of “qualifying income” for purposes of the 90% Gross Income test.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

Our transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of our realized gains and losses realized (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to us and may defer our losses. These rules could, therefore, affect the character, amount and timing of distributions to Shareholders. These provisions also (a) will require us to mark-to-market certain types of the positions in our portfolio (i.e., treat them as if they were closed out), and (b) may cause us to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% Distribution Requirement for qualifying to be taxed as a RIC or the Excise Tax Distribution Requirement. We will monitor our transactions, will make the appropriate tax elections and will make the appropriate entries in our books and records when we acquire any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent our disqualification from being taxed as a RIC.

Generally, our hedging transactions (including certain covered call options) may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of our realized gains (or losses). In addition, our realized losses on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to us of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of our realized short-term capital gain which is taxed as ordinary income when distributed to shareholders.

We may make one or more of the elections available under the Code which are applicable to straddles. If we make any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for deductions available to certain U.S. corporations under the Code as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gains into short-term capital gains or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause us to recognize income or gain without a corresponding receipt of cash, (vii) adversely alter the characterization of certain complex financial transactions, and (viii) produce income that will not qualify as good income for purposes of the 90% Gross Income Test. While we may not always be successful in doing so, we will seek to avoid or minimize the adverse tax consequences of our investment practices.

We may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if we enter into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the tax year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gains or loss to the extent the property used to close the short sale constitutes a capital asset in our hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by us for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by us.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if we holds a short sale position with respect to securities that have appreciated in value, and we then acquire property that is the same as or substantially identical to the property sold short, we generally will recognize gain on the date we acquire such property as if the short sale were closed on such date with such property. Similarly, if we hold an appreciated financial position with respect to securities and then enter into a short sale with respect to the same or substantially identical property, we generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date we enter into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Taxation of Securityholders

Taxation of U.S. resident holders of our stock.  Dividends and distributions on our shares are generally subject to federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when our NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when our NAV also reflects unrealized losses. Certain dividends and distributions declared by us in October, November or December to shareholders of record of such month of a calendar year and paid by us in January of the following calendar year will be treated by shareholders as if received on December 31 of the calendar year in which they were declared. In addition, certain other distributions made after the close of our tax year may be “spilled back” and treated as paid by us (except for purposes of the nondeductible 4% federal excise tax) during such tax year. In such case, shareholders will be treated as having received such dividends in the tax year in which the distributions were actually made.

Shareholders receiving any distribution from us in the form of additional shares pursuant to the DRIP will be treated as receiving a taxable distribution in an amount generally equal to the cash that would have been received if they had elected to receive the distribution in cash, unless we issue new shares that are trading at or above NAV, in which case such shareholders will be treated as receiving a distribution equal to the fair market value of the shares received, determined as of the reinvestment date.

We will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

For federal income tax purposes, distributions paid out of our current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by us (whether paid in cash or reinvested in additional shares of our stock) to individual taxpayers are taxed at rates applicable to net long-term capital gains. This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by us, and there can be no assurance as to what portion of our dividend distributions will qualify for favorable treatment. For this purpose, “qualified dividend income” means dividends received from United States corporations and “qualified foreign corporations,” provided that we satisfy certain holding period and other requirements in respect of the stock of such corporations. The maximum individual rate applicable to qualified dividend income is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Given our investment strategies, it is not anticipated that a significant portion of our dividends will be eligible to be treated as qualified dividend income.

Dividends distributed from our investment company taxable income which have been designated by us and received by certain of our corporate shareholders will qualify for the DRD to the extent of the amount of qualifying dividends received by us from certain domestic corporations for the tax year. A dividend received us will not be treated as a qualifying dividend (i) to the extent the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if we fail to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent we are under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if an otherwise eligible corporate shareholder fails to satisfy the foregoing requirements with respect to shares of our stock or by application of the Code. Given our investment strategies, it is not anticipated that a significant portion of our dividends will be eligible for the DRD.

Capital gain dividends distributed to a shareholder are characterized as long-term capital gains, regardless of how long the shareholder has held our shares. A distribution of an amount in excess of our current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s tax basis in our shares. To the extent that the amount of any such distribution exceeds a shareholder’s tax basis in our shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale or other disposition of our investments that we owned for one year or less are characterized as ordinary income.

We may elect to retain our net capital gains or a portion thereof for investment and be subject to tax at corporate rates on the amount retained. In such case, we may designate the retained amount as undistributed net capital gains in a notice to our shareholders who will be treated as if each received a distribution of the pro rata share of such net capital gain, with the result that each shareholder will: (i) be required to report the pro rata share of such net capital gain on the applicable tax return as long-term capital gains; (ii) receive a refundable tax credit for the pro rata share of tax paid by us on the net capital gain; and (iii) increase the tax basis for the shares of our stock held by an amount equal to the deemed distribution less the tax credit.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to noncorporate shareholders.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares sold. The gain or loss will generally be a capital gain or loss. The current maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gain recognized on the sale of capital assets held for one year or less; or (ii) generally 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends).

Gain or loss, if any, recognized by a holder in connection with our redemption of shares of the Preferred Stock generally will be characterized as gain or loss from a sale or exchange of Preferred Stock if the redemption (a) is “not essentially equivalent to a dividend” with respect to the stockholder, (b) results in a “complete termination” of holder’s ownership of our stock, or (c) is “substantially disproportionate” with respect to the holder, in each case, within the meaning of Section 302(b) of the Code. In determining whether any of these alternative tests has been met, stock considered to be owned by a holder of Preferred Stock by reason of certain constructive ownership rules under the Code and the related administrative guidance promulgated thereunder as well as judicial interpretations thereof, as well as stock actually owned by the holder, generally must be taken into account. The determination as to whether any of the alternative tests described above will be satisfied with respect to a holder of Preferred Stock depends upon the facts and circumstances at the time that the determination must be made.

Holders of Preferred Stock are advised to consult their tax advisors to determine their own tax treatment in the event of a redemption of such stock.

Even if a redemption of Preferred Stock is treated as a sale or exchange, a portion of the amount received by a holder on the redemption may be characterized as dividend income for federal income tax purposes to the extent such portion is attributable to declared but unpaid dividends. If a redemption of Preferred Stock from a holder is not treated as a sale or exchange for federal income tax purposes, the proceeds of such distribution generally will be characterized for federal income tax purposes as a dividend.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains, qualified dividend income and dividends qualifying for the DRD) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, we intend to allocate capital gain distributions and distributions of qualified dividend income and distributions qualifying for the DRD, if any, between our common shares and Preferred Stock in proportion to the total distributions paid to each class with respect to such tax year.

Any loss realized upon the sale or exchange of shares of our stock with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized by a shareholder on a sale or other disposition of shares of our stock may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of our stock (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of our shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares of our stock acquired.

Certain commissions or other sales charges paid upon a purchase of our shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of our shares, during the period beginning on the date of such sale and ending on January 31 of the calendar year following the calendar year in which the sale is made, pursuant to a reinvestment right. Any disregarded amounts will result in an adjustment to a shareholder’s tax basis in some or all of any other shares of our stock acquired.

Taxation of U.S. resident holders of our notes.  Except as discussed below, payments or accruals of interest on our notes generally will be taxable to a U.S. holder as ordinary interest income at the time they are received (actually or constructively) or accrued, in accordance with the U.S. holder’s regular method of tax accounting. In addition, if the issue price of our notes (i.e., the first price at which a substantial amount of the notes is sold to investors) is less than their “stated redemption price at maturity” (i.e., the sum of all payments to be made on the notes, other than payments of “qualified stated interest”) by more than a specified de minimis amount, the notes will be considered as having been issued for U.S. federal income tax purposes with OID. In the case of the notes, the term “qualified stated interest” generally means that interest that is unconditionally payable at least annually and at a single fixed rate.

If the notes are issued with OID, a U.S. holder generally will be required to include the OID in gross income as ordinary interest income in advance of the receipt of cash attributable to that income and regardless of such holder’s regular method of tax accounting. Such OID will be included in gross income for each day during each tax year in which a note is held by a U.S. holder using a constant yield method that reflects the compounding of interest. This means that a U.S. holder will be required to include increasingly greater amounts of OID over time. Alternatively, if a U.S. holder acquires a note with de minimis OID (i.e., discount that is not OID), the U.S. holder generally will be required to include the de minimis OID in income at the time a principal payment on the note is made in proportion to the amount paid. Any amount of de minimis OID that a U.S. holder has included in income will be characterized as capital gain. Notice will be given if we determine that any of our notes will be issued with OID. We are required to provide information returns stating the amount of OID accrued on the notes held by persons of record, other than certain U.S. tax-exempt holders.

Upon the sale, exchange, redemption or retirement of our notes, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption or retirement (excluding any amounts representing accrued and unpaid interest, which are treated as ordinary income) and the U.S. holder’s adjusted tax basis in the note. A U.S. holder’s tax basis in our notes generally will equal the amount of the U.S. holder’s initial investment in the note increased by OID, if any, previously included in income with respect to such notes, and reduced by any cash payments on the notes other than qualified stated interest. Capital gain or loss generally will be long-term capital gain or loss if the note was held for more than one year. Long-term capital gains recognized by individuals and certain other non-corporate U.S. holders generally are eligible for preferential rates of taxation, currently at a rate of either 15% or 20%, depending on whether the U.S. holder’s income exceeds certain threshold amounts, and the deductibility of capital losses is subject to certain limitations prescribed under the Code. The distinction between capital gain or loss and ordinary income or loss is also important in other contexts, such as, for example, for purposes of the limitations on a U.S. holder’s ability to offset capital losses against ordinary income.

If a U.S. holder acquires a note for an amount that is less than its principal amount, the amount of the difference generally will be treated as “market discount” for U.S. federal income tax purposes, unless that difference is less than a specified de minimis amount. Under the market discount rules, a U.S. holder will be required to treat any principal payment on, or any gain on the sale, exchange, retirement or other disposition of, a note as ordinary income to the extent of the market discount that the U.S. holder has not previously included in income and are treated as having accrued on the Note at the time of the payment or disposition. In addition, a U.S. holder may be required to defer, until the maturity of a note or its earlier sale or other disposition in a taxable transaction, the deduction of all or a portion of the interest expense on any indebtedness attributable to the note. A U.S. holder may elect, on a note-by-note basis, to deduct such deferred interest expense in a tax year prior to the tax year of disposition. If a U.S. holder makes this election, it will only apply to any note with respect to which it is made, and such election is irrevocable without the consent of the IRS. U.S. holders should consult their own tax advisors before making this election.

Any market discount on a note will be considered to accrue ratably during the period from the date of acquisition to the maturity date of the note, unless a U.S. holder elects to accrue such market discount on a constant interest method. In addition, a U.S. holder may make a separate election to include market discount in income currently as it accrues, on either a ratable or constant yield method, in which case the rule described above regarding deferral of interest deductions will not apply. If a U.S. holder makes this election, it will apply to all debt instruments acquired with market discount (including, if applicable, a note) that the U.S. holder acquires on or after the first day of the first tax year to which the election applies. A U.S. holder may not revoke this election without the consent of the IRS. U.S. holders should consult their own tax advisors before making either such election.

If a U.S. holder acquires a note for an amount in excess of its stated principal amount, the U.S. holder will be considered to have purchased the note at a “premium.” A U.S. holder generally may elect to amortize such premium over the remaining term of the note on a constant yield method as an offset to interest when includible in taxable income under the U.S. holder’s regular accounting method. If a U.S. holder makes this election, it will apply to all debt instruments acquired with premium (including, if applicable, a note) that the U.S. holder acquires on or after the first day of the first tax year to which the election applies. A U.S. holder may not revoke this election without the consent of the IRS. If a U.S. holder does not elect to amortize premium on the note, that premium will decrease the gain or increase the loss the U.S. holder would otherwise recognize on disposition of the note.

Under recently issued treasury regulations, certain distributions reported by us as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that we are eligible to report as a section 163(j) dividend for a tax year is generally limited to the excess of our business interest income over our (i) business interest expense and (ii) other deductions properly allocable to our business interest income.

Medicare Tax on Net Investment Income.  A 3.8% tax is imposed under Section 1411 of the Code on the “net investment income” of certain U.S. citizens and residents and on the undistributed net investment income of certain estates and trusts. Among other items, net investment income generally includes payments of interest or dividends on, and net gains recognized from the sale, exchange, redemption, retirement or other taxable disposition of our securities (unless the securities are held in connection with certain trades or businesses), less certain deductions. Prospective investors in our securities should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of our securities.

Taxation of non-U.S. holders of our notes.  A non-U.S. holder generally will not be subject to U.S. federal income or withholding taxes on payments of principal or stated interest on our notes provided that, in the case of interest on a note (i) the interest is not effectively connected with the conduct by the non-U.S. holder of a trade or business within the U.S., (ii) the non-U.S. holder is not a controlled foreign corporation related to us through sufficient stock ownership, (iii) the recipient is not a bank receiving interest described in Section 881(c)(3)(A) of the Code, (iv) the non-U.S. holder does not own (actually or constructively) 10% or more of the total combined voting power of all classes of our stock, and (v)(A) the non-U.S. holder provides to the applicable withholding agent a statement on an IRS Form W-8BEN or W-8BEN-E (or other applicable U.S. nonresident withholding tax certification form) signed under penalties of perjury that includes its name and address and certifies that it is not a United States person for U.S. federal income tax purposes in compliance with applicable requirements, or satisfies documentary evidence requirements for establishing that it is a non-U.S. holder, or (B) a securities clearing organization, bank, or other financial institution that holds customer securities in the ordinary course of its trade or business (i.e., a “financial institution”) and holds a note certifies to us under penalties of perjury that either it or another financial institution has received the required statement from the non-U.S. holder certifying that it is a non-U.S. person and furnishes us with a copy of the statement.

A non-U.S. holder that is not exempt from tax under these rules generally will be subject to withholding of U.S. federal income tax on payments of interest on our notes at a rate of 30% unless (i) the interest is effectively connected with the conduct of a U.S. trade or business, in which case the interest will be subject to U.S. federal income tax on a net income basis as applicable to U.S. holders generally (unless an applicable income tax treaty provides otherwise), or (ii) an applicable income tax treaty provides for a lower rate of, or exemption from, this withholding. In the case of a non-U.S. holder that is classified as a corporation for U.S. federal income tax purposes and receives income that is effectively connected with the conduct of a U.S. trade or business, such income may also be subject to a branch profits tax (which is generally imposed on a non-U.S. corporation on the actual or deemed repatriation from the United States of earnings and profits attributable to a United States trade or business) at a 30% rate. The branch profits tax may not apply (or may apply at a reduced rate) if the non-U.S. holder is a qualified resident of a country with which the U.S. has an income tax treaty.

To claim the benefit of an income tax treaty or to claim exemption from withholding because interest is effectively connected with a U.S. trade or business, the non-U.S. holder must timely provide the appropriate, properly executed applicable U.S. nonresident withholding tax certification IRS form signed under penalties of perjury to the applicable withholding agent.

Generally, a non-U.S. holder will not be subject to U.S. federal income or withholding taxes on any amount that constitutes capital gain upon the sale, exchange, redemption or retirement of a note, provided the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. holder (and, if required by an applicable income tax treaty, is not attributable to a United States “permanent establishment” maintained by the non-U.S. holder). Certain other exceptions may be applicable, and a non-U.S. holder should consult its tax advisor in this regard.

A note that is held by an individual who, at the time of death, is not a citizen or resident of the United States (as specially defined for U.S. federal estate tax purposes) generally will not be subject to U.S. federal estate tax, unless, at the time of death, (i) such individual directly or indirectly, actually or constructively, owns ten percent or more of the total combined voting power of all classes of our stock entitled to vote within the meaning of Section 871(h)(3) of the Code and the Treasury Regulations thereunder or (ii) such individual’s interest in the Notes is effectively connected with the individual’s conduct of a U.S. trade or business.

Taxation of non-U.S. holders of our stock.  Whether an investment in the shares of our stock is appropriate for a non-U.S. holder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. holder may have adverse tax consequences. Non-U.S. holders should consult their tax advisors before investing in our stock.

Subject to the discussions below, distributions of our “investment company taxable income” to non-U.S. holders (including interest income and net short-term capital gain) are generally expected to be subject to withholding of U.S. federal taxes at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. holder, we will not be required to withhold U.S. federal tax if the non-U.S. holder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a non-U.S. holder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph.

In addition, with respect to certain distributions made by RICs to non-U.S. holders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly designated in a notice timely delivered to our Shareholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Nevertheless, it should be noted that in the case of shares of our stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if we designated the payment as an interest-related dividend or as a short-term capital gain dividend. Moreover, depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as ineligible for this exemption from withholding.

Actual or deemed distributions of our net long-term capital gains to a non-U.S. holder, and gains realized by a non-U.S. holder upon the sale of our stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless, (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. holder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. holder in the United States or (ii) in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. holder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. holder would be required to obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. holder, distributions (both actual and deemed), and gains realized upon the sale of our stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a non-U.S. holder.

A non-U.S. holder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on distributions unless the non-U.S. holder provides us or the distribution paying agent with an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute form, or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. holder or otherwise establishes an exemption from backup withholding.

Non-U.S. holders may also be subject to U.S. estate tax with respect to their investment in our shares.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Publicly Offered RIC. We will be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) if either (i) shares of our common stock and our preferred stock (if any) collectively are held by at least 500 persons at all times during a taxable year, (ii) shares of our common stock are treated as regularly traded on an established securities market or (iii) shares of our common stock are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act). We cannot assure you that we will be treated as a publicly offered regulated investment company for all taxable years. If we are not treated as a publicly offered regulated investment company for any calendar year, for purposes of computing the taxable income of U.S. stockholders that are individuals, trusts or estates, (i) our earnings will be computed without taking into account such U.S. stockholders’ allocable shares of the management and incentive fees paid to our Advisor and certain of our other expenses, (ii) each such U.S. stockholder will be treated as having received or accrued a dividend from us in the amount of such U.S. stockholder’s allocable share of these fees and expenses for the calendar year, (iii) each such U.S. stockholder will be treated as having paid or incurred such U.S. stockholder’s allocable share of these fees and expenses for the calendar year, and (iv) each such U.S. stockholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. stockholder. For taxable years beginning before 2026, miscellaneous itemized deductions generally are not deductible by a U.S. stockholder that is an individual, trust or estate. For taxable years beginning in 2026 or later, miscellaneous itemized deductions generally are deductible by a U.S. stockholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. stockholder’s miscellaneous itemized deductions exceeds 2% of such U.S. stockholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 68 of the Code.

Tax Shelter Reporting Regulations.  Under applicable Treasury Regulations, if a U.S. holder recognizes a loss with respect to our securities of $2 million or more for a non-corporate U.S. holder or $10 million or more for a corporate U.S. holder in any single tax year (or a greater loss over a combination of tax years), the U.S. holder may be required to file with the IRS a disclosure statement on IRS Form 8886. Direct U.S. holders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, U.S. holders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. holders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. holders of our securities should consult their own tax advisors to determine the applicability of these Treasury Regulations in light of their individual circumstances.

Information Reporting and Backup Withholding.  A U.S. holder (other than an “exempt recipient,” including a C corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to backup withholding at a rate of 24% on, and will be subject to information reporting requirements with respect to, payments of principal or interest (including OID, if any) on, and proceeds from the sale, exchange, redemption or retirement of, our securities. In general, if a non-corporate U.S. holder subject to information reporting fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding requirements, backup withholding at the applicable rate may apply.

If you are a non-U.S. holder, generally, the applicable withholding agent is generally required to report to the IRS and to you payments of interest, including OID (if any), on our securities and the amount of tax, if any, withheld with respect to those payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which you reside under the provisions of a treaty or agreement. In general, backup withholding will not apply to payments of interest on your securities if you have provided to the applicable withholding agent the required certification that you are not a U.S. person and the applicable withholding agent does not have actual knowledge or reason to know that you are a U.S. person. Information reporting and, depending on the circumstances, backup withholding will apply to payment to you of the proceeds of a sale or other disposition (including a retirement or redemption) of your securities within the United States or conducted through certain U.S.-related financial intermediaries, unless you certify under penalties of perjury that you are not a U.S. person or you otherwise establish an exemption, and the applicable withholding agent does not have actual knowledge or reason to know that you are a U.S. person.

You should consult your own tax advisor regarding the application of information reporting and backup withholding in your particular circumstance and the availability of and procedure for obtaining an exemption from backup withholding. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against your U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

FATCA Withholding on Payments to Certain Foreign Entities.  FATCA generally imposes a U.S. federal withholding tax of 30% on (i) interest earned in respect of a debt instrument, such as our notes and (ii) payments of dividends made with respect to shares of our stock to certain non-U.S. entities (including, in some circumstances, where such an entity is acting as an intermediary) that fail to comply (or be deemed compliant) with certain certification and information reporting requirements. FATCA withholding taxes apply to all withholdable payments without regard to whether the beneficial owner of the payment would otherwise be entitled to an exemption from withholding taxes pursuant to an applicable tax treaty with the United States or under U.S. domestic law. If FATCA withholding taxes are imposed with respect to any payments of interest or proceeds made under our debt securities, holders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such interest or proceeds will be required to seek a credit or refund from the IRS in order to obtain the benefit of such exemption or reduction, if any. Securityholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required. Prospective holders of in our securities should consult their own tax advisors regarding the effect, if any, of the FATCA rules for them based on their particular circumstances.

Income from Repurchases and Transfers of Shares

A repurchase or transfer of Shares by the Fund generally will be treated as a taxable transaction for U.S. federal income tax purposes, either as a “sale or exchange,” or, under certain circumstances, as a “dividend.” In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash results in a meaningful reduction in the stockholder’s proportionate interest in the Fund or results in a “complete redemption” of the stockholder’s Shares, in each case applying certain constructive ownership rules in the Code. Alternatively, if a stockholder does not tender all of his or her Shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and the gross amount of such repurchase may constitute a dividend to the stockholder to the extent of such stockholder’s pro rata share of the Fund’s current and accumulated earnings and profits.

If the repurchase or transfer of a stockholder’s Shares qualifies for sale or exchange treatment, the stockholder will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased or transferred Shares and the adjusted tax basis of those Shares. Such gain or loss will be capital gain or loss if the repurchased or transferred Shares were held by the stockholder as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased or transferred Shares were held by the stockholder for more than one year, or as short-term capital gain or loss if the repurchased or transferred Shares were held by the stockholder for one year or less.

Notwithstanding the foregoing, any capital loss realized by a stockholder will be disallowed to the extent the Shares repurchased or transferred by the Fund are replaced (including through reinvestment of dividends) either with Shares or substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after the repurchase or transfer of the Shares. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired. The deductibility of capital losses may be subject to statutory limitations.

If the repurchase or transfer of a stockholder’s Shares does not qualify for sale or exchange treatment, the stockholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the stockholder’s tax basis in the relevant Shares. The tax basis in the Shares repurchased or transferred by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the stockholder.

The Fund generally will be required to report to the IRS and each stockholder the cost basis and holding period for each respective stockholder’s Shares repurchased or transferred by the Fund. The Fund has elected the average cost method as the default cost basis method for purposes of this requirement. If a stockholder wishes to accept the average cost method as its default cost basis calculation method in respect of Shares in its account, the stockholder does not need to take any additional action. If, however, a stockholder wishes to affirmatively elect an alternative cost basis calculation method in respect of its Shares, the stockholder must contact the Fund’s administrator to obtain and complete a cost basis election form. The cost basis method applicable to a particular stock repurchase or transfer may not be changed after the valuation date established by the Fund in respect of that repurchase or transfer. Shareholders should consult their tax advisors regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them.

A sale of Shares, other than in the context of a repurchase or transfer of Shares by the Fund, generally will have the same tax consequences as described above in respect of a stock repurchase that qualifies for “sale or exchange” treatment.

If a stockholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (generally, $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder that is not an S corporation), the stockholder must file with the IRS a disclosure statement on an IRS Form 8886. Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

The preceding discussion of material U.S. federal income tax considerations is for general information only and is not tax advice. We urge you to consult your own tax advisor with respect to the particular tax consequences to you of an investment in our securities, including the possible effect of any pending legislation or proposed regulations.

ERISA CONSIDERATIONS

Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, neither the Fund nor the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Fund through an ERISA Plan.

PLAN OF DISTRIBUTION

General

Fund Shares can be sold directly by the Fund to (i) investors that do not transact through a broker-dealer pursuant to Rule 3a4-1 under the Exchange Act (“Direct Sales”) or (ii) through [   ] (the “Dealer Manager”), pursuant to the terms of a dealer manager agreement (the “Dealer Manager Agreement”). Direct Sales will be made at a price that is greater than or equal to net asset value and such sales are privately negotiated with each direct investor.

The Dealer Manager acts as a distributor of the Fund’s Shares on a best-efforts basis, subject to various conditions. Shares are offered for sale through the Dealer Manager at NAV plus any applicable sales load. The Dealer Manager and the Fund also may enter into agreements with Selling Agents for the sale and servicing of the Fund’s Shares. In reliance on Rule 415 of the Securities Act, the Fund intends to offer up to [  ] Shares. The Dealer Manager is not required to sell any specific number or dollar amount of the Fund’s Shares but will use its best efforts to solicit orders for the purchase of the Shares. Shares of the Fund will not be listed on any national securities exchange, and the Dealer Manager will not act as a market marker in Fund Shares. Under the Dealer Manager Agreement, [  ] also provides certain marketing and wholesale services in consideration of its receipt of a dealer manager fee. Pursuant to the terms of the Dealer Manager Agreement, [  ] will seek to market and otherwise promote the Fund through various wholesale distribution channels.

The Fund, the Adviser or its affiliates may pay additional compensation to Selling Agents in connection with the sale of Fund Shares. In return for the additional compensation, the Fund may receive certain marketing benefits or services including access to a Selling Agents’ registered representatives, placement on a list of investment options offered by a Selling Agent, or the ability to assist in training and educating the Selling Agents. The additional compensation may differ among Selling Agents in amount or in the manner of calculation: payments of additional compensation may be fixed dollar amounts, based on the aggregate value of outstanding Shares held by Shareholders introduced by the Selling Agent, or determined in some other manner. The receipt of additional compensation by a Selling Agent may create potential conflicts of interest between an investor and its Selling Agent who is recommending the Fund over other potential investments.

The Fund has agreed to indemnify the Dealer Manager against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Dealer Manager may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Dealer Manager against liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Dealer Manager in the performance of its duties or from reckless disregard by the Dealer Manager of its obligations and duties under the Dealer Manager Agreement.

Purchase Terms

The Fund currently offers one class of shares of common stock.

We may sell Fund Shares using DRS Settlement or DTC Settlement (both closing services provided by DTCC). Investors who are permitted to utilize the DRS Settlement method will be required to complete and submit Investor Applications, which will be delivered to the escrow agent. In addition, such investors will pay the purchase price for their Fund Shares to the escrow agent, to be held in trust for the investors’ benefit pending release to us. Investors purchasing the Fund Shares through DTC Settlement will coordinate with their registered representatives to pay the purchase price for their Fund Shares by the settlement date, and such payments will not be held in escrow. We have the right to determine which settlement service to use, or both, and such options will be communicated to Selling Agents.

The Fund will accept initial and additional purchases of Shares as of the first day of each calendar month. For DRS Settlement, the investor must submit a completed Investor Application [   ] business days before the applicable purchase date. All DRS Settlement purchases are subject to the receipt of immediately available funds [   ] business days prior to the applicable purchase date in the full amount of the purchase (to enable the Fund to invest the proceeds as of the applicable purchase date). An investor who misses this deadline will have the effectiveness of its investment in the Fund delayed until the following month and the Investor Application will automatically be processed for the following closing. Subscriptions will be effective only upon our acceptance, and we reserve the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected within [45] days of receipt by us and, if rejected, all funds shall be promptly returned to subscribers within such timeframe without deduction for any expenses. Shares issued pursuant to our DRIP typically will be issued on the same date that we hold our first closing of each month for the sale of shares in this offering.

Despite having to meet the funding deadline described above, the Fund does not issue the Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable purchase date, i.e., the first day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any funds received in advance of the initial or subsequent purchases of Shares are placed in an account with the escrow agent (which may or may not bear interest) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the 1934 Act. The Fund reserves the right to reject any purchase of Shares for any reason (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor.

The Fund has the sole right to determine and change the number and timing of closings, including the ability to change the number and timing of closings after communicating the anticipated closing timing to Selling Agents.

Sales Loads

Investors purchasing Shares may pay a sales load of up to [   ]% of the net asset value. The [   ]% sales load is comprised of up to [   ]% selling commission and up to [   ]% dealer manager fee.

In the case of fee-based or “wrap” accounts, the selling commission is waived and the total sales load equals the dealer manager fee of [   ]%. For such fee-based or “wrap” accounts, the waived selling commission will be delivered to the investor in the form of a reduction in purchase price. As a result, the Fund’s net proceeds are not affected by the sales load from sales made by the Dealer Manager to fee-based or “wrap” accounts.

The sales load may be increased or decreased in [   ]% increments within the sales load range and resulting public offering price outlined on the table below. The sales load payable by each investor will be established and specified in the selling agreement that is executed by a Selling Agent, the Dealer Manager and the Fund. Any change in the sales load will be delivered to the investor in the form of a change in gross purchase price. As a result, the Fund’s net proceeds are not affected by the sales load from sales made by the Selling Agents.

Sales Load	Public Offering Price (based on the NAV per share of the Fund as of the date of purchase)
[ ]%
[ ]
[ ]
[ ]
[ ]
[ ]
[ ]
[ ]
[ ]
[ ]
[ ]
[ ]
[ ]
[ ]%	Net Asset Value

The Fund also offers volume discounts to individual investors whose purchases exceeds certain thresholds. For every $[   ] of individual investor purchase volume, the total sales load will decrease by [   ]% until reaching a minimum sales load of [   ]%.

The sales load is calculated based on the gross purchase order amount and the sales load is subtracted from the gross purchase amount.

The Fund will limit underwriting compensation, which includes payments of upfront selling commissions and dealer manager fees and compensation collected from any other sources, including the reimbursement of training and education expenses, in order to comply with FINRA Rule 5110.

The sales load is comprised of a selling commission and a dealer manager fee. The sales load, in its entirety, will be paid to the Dealer Manager. The Dealer Manager may reallow a portion or all of the sales load to participating broker-dealers and/or financial advisors for selling Fund Shares to their customers.

In exchange for a reallowance, the participating broker agrees to comply with one or more of the following conditions:

•	To have and use internal marketing support personnel (such as telemarketers or a marketing director) to assist the Dealer Manager’s marketing team;

•	To have and use marketing communications vehicles such as newsletters, conference calls, interactive CD-ROMS and mail to promote our company and this offering;

•	To answer investors’ inquiries concerning investor statements, valuations, distribution rates, tax information, semi-annual reports, reinvestment and Share repurchase rights and procedures, and the Fund’s financial status;

•	To assist investors with reinvestments and Share repurchases; or

•	To facilitate training and education of the broker dealer’s registered representatives or financial advisors.

The Dealer Manager conducts marketing activities to offer Fund Shares for sale. The sales load may be used to pay for such marketing expenses. The Fund may also reimburse the Dealer Manager or pay for such marketing expenses directly. Marketing expenses include, but are not limited to:

•	Hosting or attending training/education seminars or meetings;

•	Hosting or attending conferences with Selling Agents;

•	Promotional items that do not exceed an aggregate value of $100 per annum per registered representative;

•	Wholesaling expenses, including compensation of sales team, wholesaling activities and reimbursement to the Dealer Manager for wholesaling expenses; and

•	Travel and entertainment related to offering Fund Shares.

We may also reimburse certain offering expenses, which consist of costs incurred by the Adviser and its affiliates on our behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between our systems and those of our participating broker-dealers, permissible due diligence reimbursements, marketing expenses, salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others while engaged in registering and marketing our shares, which will include development of marketing materials and marketing presentations and training and educational meetings and generally coordinating the marketing process for us. We will also reimburse the Dealer Manager for reasonable out-of-pocket due diligence expenses that are incurred by the Dealer Manager and/or participating broker-dealers, provided that such expenses are detailed on itemized invoices. Any such reimbursements will not exceed actual expenses incurred by the Adviser and its affiliates.

The Dealer Manager and/or a Selling Agent may, at its discretion, waive all or a portion of the sales load for the purchase of Shares of the Fund by or on behalf of: (i) the Adviser or its affiliates; (ii) purchasers for whom the Dealer Manager, the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity; (iii) employees and retired employees (including spouses, children, and parents of employees and retired employees) of the Dealer Manager, the Adviser and any affiliates of the Dealer Manager or the Adviser; (iv) Trustees and retired Trustees of the Fund (including spouses, children and parents of Trustees and retired Trustees); (v) purchasers who use proceeds from an account for which the Dealer Manager, the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Shares of the Fund; (vi) Selling Agents and their employees (and the immediate family members of such individuals); (vii) investment advisers or financial planners that have entered into an agreement with the Dealer Manager that charge a fee for their services and that purchase Shares of the Fund for (1) their own accounts or (2) the accounts of eligible clients; (viii) clients of such investment advisers or financial planners described in (vii) above who place trades for the clients’ own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a Selling Agent; (ix) orders placed on behalf of other investment companies that the Dealer Manager, the Adviser or an affiliated company distributes; (x) orders placed on behalf of purchasers who have previously invested in the Fund or other funds advised or distributed by the Adviser, Dealer Manager and any affiliates of the Adviser or Dealer Manager; or (xi) any other eligible client of Dealer Manager, Adviser, a Selling Agent, or any affiliates of Dealer Manager, Adviser or a Selling Agent, whose financial representative has negotiated a reduction or waiver of the sales load. To receive a sales load reduction or waiver in conjunction with any of the above categories, an investor must, at the time of purchase, give the Dealer Manager sufficient information to permit the Dealer Manager to confirm that the investor qualifies for such a waiver. Notwithstanding any waiver, investors remain subject to eligibility requirements set forth in this Prospectus.

Investment Minimums

The minimum initial investment in the Fund from each investor is $2,500, and the minimum additional investment in the Fund is $500. The minimum initial and additional investments may be reduced by the Fund. The Fund may repurchase all of the Shares held by a Shareholder if the Shareholder’s account balance in the Fund, as a result of repurchase requests by the Shareholder, is less than [$2,500]. Investors may purchase Shares through a broker-dealer or Selling Agent that may establish different minimum investment requirements than the Fund and may also independently charge transaction fees and additional amounts (which may vary) in return for its services, which will reduce an investor’s return.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. The Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

Payment By Mail

To purchase Shares in this offering with DRS Settlement, you must complete and sign an Investor Application [(in the form attached to this prospectus as Appendix A)] for a specific dollar amount equal to or greater than the Shares’ investment minimum and pay such amount at the time of subscription. You should make your check payable to Eagle Point Institutional Income Fund and your check and Investor Application should be mailed to:

Via Mail: Eagle Point Institutional Income Fund [Address] [Address] [Telephone]	Via Express/Overnight Delivery: Eagle Point Institutional Income Fund [Address] [Address] [Telephone]

Purchases will be effective only upon our acceptance, and we reserve the right to reject any purchase in whole or in part. Pending acceptance of your purchase, proceeds will be deposited into an account for your benefit.

An approved trustee must process and forward to us purchases made through IRAs, Keogh plans and 401(k) plans. In the case of investments through IRAs, Keogh plans and 401(k) plans, we will send the confirmation and notice of our acceptance to the trustee.

Payment By Wire

To make an initial investment in the Fund, the transfer agent must receive a completed Investor Application from a Selling Agent or directly from the investor. Upon receipt of the completed account application, the transfer agent will establish an account. An investor’s bank must include both the name of the Fund and the investor’s name so that monies can be correctly applied. Detailed wire instructions will be included on the Investor Application. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to: [   ]

Transfer on Death Designation

Subject to any applicable state or local laws, you have the option of placing a transfer on death, or “TOD,” designation on your Shares. A TOD designation transfers ownership of your Shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right of survivorship of the Shares. However, this option is not available to residents of the state of Louisiana. If you would like to place a TOD designation on your Shares you must complete a transfer on death form, which is available upon request to us, and send the transfer on death form back to us in order to effect the designation.

Supplemental Sales Material

In addition to this prospectus, we intend to use supplemental sales material in connection with the offering of our Shares, although only when accompanied by or preceded by the delivery of this prospectus, as supplemented. We will file all supplemental sales material with the SEC or FINRA prior to distributing such material. The supplemental sales material will not contain all of the information material to an investment decision and should only be reviewed after reading this prospectus.

We are offering Shares only by means of this prospectus, as the same may be supplemented and amended from time to time. The supplemental materials do not purport to be complete and should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

INVESTOR RELATIONS SERVICES

In exchange for providing investor relations services to shareholders, the Fund may retain an investor relations provider and pay for investor relations services as such services are provided. Investor relations services are non-investment advisory services and may include assisting with investor calls, investor account maintenance, operational matters pertaining to shareholder account transactions and communications with shareholders.

DISTRIBUTIONS

We intend to make regular monthly ordinary income distributions of all or a portion of our “investment company taxable income” (which generally consists of ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, and excluding any deduction for distributions paid to Shareholders) to Shareholders. We also intend to make at least annual distributions of all or a portion of our “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses). At times, in order to maintain a stable level of distributions, we may distribute less than all of our net investment income or distribute accumulated undistributed income in addition to current net investment income.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Fund, the Fund may make periodic special distributions. A special distribution represents the excess of the Fund’s net taxable income over the Fund’s aggregate monthly distributions paid during the year.

If a record date for a particular distribution occurs before an investor’s date of settlement, such investor who purchases shares in this offering will not be entitled to receive such distribution.

DISTRIBUTION REINVESTMENT PLAN

Subject to our Board of Trustees’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. We have adopted an “opt in” distribution reinvestment plan (“DRIP”) pursuant to which shareholders may elect to have the full amount of your cash distributions reinvested in additional shares of common stock. Shares will be issued pursuant to the DRIP at their net asset value. There is no sales load or other charge for distributions reinvestment. Participants in our DRIP are free to elect or revoke reinstatement in the DRIP within a reasonable time as specified in the plan. If shareholders elect to participate in the DRIP, distributions on shares of our common stock are automatically reinvested in additional shares of our common stock by [   ], or the “DRIP Agent.” Holders of our common stock who receive distributions in the form of additional shares of our common stock are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution and will not receive a corresponding cash distribution with which to pay any applicable tax. Reinvested distributions increase our Shareholders’ equity on which a management fee is payable to the Adviser.

Shares will be issued pursuant to the DRIP at their net asset value. There is no sales load or other charge for distributions reinvestment. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.

We and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by us.

All correspondence or additional information about the DRIP should be directed to [  ], [  ].

LIQUIDITY STRATEGY

We may pursue a liquidity event for our Shareholders. A liquidity event could include, among other things, (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our Shares on a national securities exchange or (3) a merger or another transaction approved by our Board of Trustees in which our Shareholders will receive cash or shares of a publicly traded company. We refer to the aforementioned scenarios as “liquidity events.” The completion of a liquidity event is in the sole discretion of our Board of Trustees, and depending upon the event, may require Shareholder approval, and there can be no assurance that a suitable transaction will be available or that market conditions will permit a liquidity event. As a result, there can be no assurance that we will complete a liquidity event. In making a determination of what type of liquidity event is in the best interest of our Shareholders, our Board of Trustees, including our Independent Trustees, may consider a variety of criteria, including, but not limited to, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our securities, internal management considerations and the potential for Shareholder liquidity.

Prior to the completion of a liquidity event, our share repurchase program may provide a limited opportunity for you to have your shares repurchased, subject to certain restrictions and limitations, at a price which may be below the purchase price you paid for the shares being repurchased. See “Repurchases of Shares” for a detailed description of our share repurchase program.

REGULATION AS A CLOSED-END MANAGEMENT INVESTMENT COMPANY

General

As a registered closed-end management investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of our outstanding voting securities, we may not:

•	change our classification to an open-end management investment company;

•	alter any of our fundamental policies, which are set forth below in “— Investment Restrictions”; or

•	change the nature of our business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.

As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of our trustees must be persons who are not “interested persons” of us, as that term is defined in the 1940 Act. We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any trustee or officer against any liability to us or our Shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates absent exemptive relief or other prior approval by the SEC.

Investment Restrictions

Our investment objectives and our investment policies and strategies described in this prospectus, except for the eight investment restrictions designated as fundamental policies, are not fundamental and may be changed by the board of trustees without stockholder approval. The Fund’s SAI contains a list of all of the fundamental and non-fundamental investment policies of the Fund, under the heading “Investment Objective and Policies.”

Whenever an investment policy or investment restriction set forth in this prospectus or the SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of our acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Adviser if the security is not rated by a rating agency) will not compel us to dispose of such security or other asset. Notwithstanding the foregoing, we must always be in compliance with the borrowing policies set forth above or in the SAI.

Privacy Policy

We are committed to protecting your privacy. This privacy notice explains our privacy policies and those of our affiliated companies. The terms of this notice apply to both current and former Shareholders. We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that are reasonably designed to comply with federal standards. We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Adviser, the Administrator and their affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. Our goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase shares of our common stock and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you. We may disclose your personal information to unaffiliated third-party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to us. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

ADDITIONAL INFORMATION ABOUT THE FUND

Each share of stock represents a proportional interest in the assets of the Fund. Each share of has one vote at stockholder meetings, with fractional shares of stock voting proportionally, on matters submitted to the vote of Shareholders. There are no cumulative voting rights. Fund Shares do not have pre-emptive or conversion or redemption provisions.

INQUIRIES

Inquiries concerning the Fund and shares of stock (including information concerning subscription and repurchase procedures) should be directed to:

Eagle Point Institutional Income Fund

600 Steamboat Road, Suite 202

Greenwich, CT 06830

Attention: Investor Relations

Telephone: (844) 810-6501

The information in this preliminary Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

Preliminary Statement of Additional Information Dated December 1, 2021

Eagle Point Institutional Income Fund

Shares of Beneficial Interest

[   ], 2021

STATEMENT OF ADDITIONAL INFORMATION

600 Steamboat Road
Suite 202
Greenwich, CT 06830

(844) 810-6501

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of Eagle Point Institutional Income Fund (the “Fund”) dated [   ], 2021. A copy of the prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

INVESTMENT OBJECTIVE AND POLICIES

The Fund is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund offers shares of common stock (“Shares”).

Eagle Point Credit Management LLC serves as the Fund’s investment adviser (the “Adviser”). The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the prospectus dated [      ], 2021. Certain additional investment information is set forth below.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. As defined by the 1940 Act, the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the shareholders of the Fund (“Shareholders”) duly called, (a) of 66-2/3% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:

(1)	borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the Securities and Exchange Commission (“SEC”), SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

(2)	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(3)	purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

(4)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(5)	make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) shall not constitute loans by the Fund;

(6)	issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

(7)	invest in any security if as a result of such investment, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, in the case of investments in loan participations between the Fund and a bank or other lending institution participating out the loan, the Fund will treat both the lending bank or other lending institution and the borrower as “issuers.” For purposes of this restriction, an investment in a collateralized loan obligation (“CLO”), collateralized bond obligation, collateralized debt obligation or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset; or

(8)	engage in short sales, purchases on margin, or the writing of put or call options, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction.

The latter part of certain of our fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provides us with flexibility to change our limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow our Board of Trustees to respond efficiently to these kinds of developments without the delay and expense of a Shareholder meeting.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of our acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel us to dispose of such security or other asset.

REPURCHASES OF SHARES

Repurchase Offers

The Adviser intends to recommend to the Board (subject to the Board’s discretion) that the Fund offer to repurchase Shares from Shareholders in each quarter in an amount up to 5% of the Fund’s net asset value. The Fund may extend multiple offers to repurchase Shares in a quarter in an aggregate amount of 5% of the Fund’s net asset value. In determining whether the Fund should repurchase Shares from Shareholders pursuant to written tenders, the Fund’s Board will consider the recommendation of the Adviser. There is no minimum number of Shares which must be repurchased in any repurchase offer. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. The Board also will consider various factors, including, but not limited to, those listed in the prospectus, in making its determinations.

The Fund’s Board will cause the Fund to make offers to repurchase Shares from Shareholders pursuant to written tenders only on terms it determines to be fair to the Fund and to all Shareholders of the Fund. When the Fund’s Board determines that the Fund will repurchase Shares, notice will be provided to each Shareholder of the Fund describing the terms thereof, and containing information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. Shareholders who are deciding whether to tender their Shares during the period that a repurchase offer is open may ascertain an estimated net asset value of their Shares (which is calculated [once a month at month-end]) from [ ], the administrator for the Fund, during such period. If a repurchase offer is oversubscribed by Shareholders, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. The Fund also has the right to repurchase all of a shareholder’s Shares at any time if the aggregate value of such shareholder’s Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. The Fund may also repurchase all of a shareholder’s Shares if the shareholder’s estate submits a tender request and proof of shareholder’s death or disability before prorating other amounts tendered. In addition, the Fund has the right to repurchase Shares of shareholders if the Fund determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Fund’s Agreement and Declaration of Trust.

Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of (i) cash, (ii) liquid securities or (iii) interests in other investments that the Fund has requested be withdrawn (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of any outstanding repurchase offer.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. The Adviser intends to take measures (subject to such policies as may be established by the Fund’s Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

Mandatory Repurchases and Redemptions

As noted in the prospectus, the Fund has the right to repurchase and/or redeem Shares of a Shareholder or any person acquiring Shares from or through a Shareholder under certain circumstances, in accordance with the terms of its Declaration of Trust and the 1940 Act, including Rule 23c-2 under the 1940 Act. Such mandatory redemptions may be made if:

*	ownership of Shares by a Shareholder or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

*	continued ownership of such Shares may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal consequences;

*	any of the representations and warranties made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true;

*	beneficial owner’s estate submits tender request and proof of owner’s death;

*	disabled beneficial owner’s legal representative submits tender request and proof of qualified disability; or

*	it would be in the best interests of the Fund to redeem Shares.

MANAGEMENT OF THE FUND

Our Board of Trustees is responsible for the overall management and supervision of our business and affairs, including the appointment of advisers and sub-advisers. Our Trustees may appoint officers who assist in managing our day-to-day affairs.

The Board of Trustees

The Board of Trustees currently consists of [     ] members, [     ] of whom are not “interested persons” (as defined in the 1940 Act) of us. We refer to these Trustees as our “Independent Trustees.”

Duties of Trustees; Meetings and Committees.

Under our Declaration of Trust, our Board of Trustees is responsible for managing our affairs, including the appointment of investment advisers. The Board of Trustees appoints officers who assist in managing our day-to-day affairs.

The Board of Trustees has appointed [ ] as Chair. The Chair presides at meetings of the Board of Trustees and may call meetings of the board and any committee whenever he deems necessary. The Chair participates in the preparation of the agenda for meetings of the Board of Trustees and the identification of information to be presented to the Board of Trustees with respect to matters to be acted upon by the Trustees. The Chair also acts as a liaison with our management, officers and attorneys and the other Trustees generally between meetings. The Chair may perform such other functions as may be requested by the Board of Trustees from time to time. Except for any duties specified in this prospectus or pursuant to our Declaration of Trust or bylaws, or as assigned by the Board of Trustees, the designation of a Trustee as Chair does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally.

The Board of Trustees has designated [ ] as Lead Independent Trustee. The Lead Independent Trustee generally acts as a liaison between the other Independent Trustees and our management, officers and attorneys between meetings of the Board of Trustees. The Lead Independent Trustee may perform such other functions as may be requested by the Board of Trustees from time to time. Except for any duties specified in this prospectus or pursuant to our Declaration of Trust or bylaws, or as assigned by the Board of Trustees, the designation of a Trustee as Lead Independent Trustee does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally.

The Board of Trustees believes that this leadership structure is appropriate because it allows the Board of Trustees to exercise informed judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board of Trustees in a manner that enhances effective oversight. The Board of Trustees also believes that having a majority of Independent Trustees is appropriate and in the best interest of our Shareholders. Nevertheless, the Board of Trustees also believes that having interested persons serve on the Board of Trustees brings corporate and financial viewpoints that are, in the Board of Trustees’ view, crucial elements in its decision-making process. In addition, the Board of Trustees believes that [ ], Managing Partner of the Adviser, provides the Board of Trustees with the Adviser’s perspective in managing and sponsoring us. The leadership structure of the Board of Trustees may be changed, at any time and in the discretion of the Board of Trustees, including in response to changes in circumstances or our characteristics. A Trustee may be removed from office for cause only, and not without cause, by action taken by a majority of the remaining Trustees or by the holders of at least a majority of the Shares then entitled to vote in an election of such Trustee. As set forth in the Declaration of Trust, a Trustee’s term of office shall continue until his or her death, resignation or removal. During the fiscal year ended [ ], the Board of Trustees held [    ] regular meetings.

Committees of the Board of Trustees. Under our Declaration of Trust, our Board of Trustees is responsible for managing our affairs, including the appointment of investment advisers. The Board of Trustees appoints officers who assist in managing our day-to-day affairs.

Audit	Nominating
[ ]	[ ], Chair
[ ]	[ ]
[ ]	[ ]
[ ], Chair	[ ]

Audit Committee

All of the members of the audit committee are Independent Trustees, and each member is financially literate with at least one having accounting or financial management expertise. The Board of Trustees has adopted a written charter for the audit committee. The audit committee recommends to the full Board of Trustees the independent registered public accounting firm for us, oversees the work of the independent registered public accounting firm in connection with our audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. The audit committee is also responsible for establishing guidelines and making recommendations to our Board of Trustees regarding the valuation of our investments, which are considered when the Board of Trustees determines in accordance with the 1940 Act the value of our investments as described under “Determination of Net Asset Value” in the Fund’s prospectus. [ ] serves as Chair of the audit committee. The audit committee also functions as our qualified legal compliance committee and is responsible for the confidential receipt, retention and consideration of any report of evidence of (i) a material violation of applicable federal or state securities law, (ii) a material breach of fiduciary duty arising under federal or state law or (iii) a similar material violation of any federal or state law by us or any of our officers, Trustees, employees or agents that has occurred, is ongoing or is about to occur. The audit committee met [ ] times during the fiscal year ended [ ]

Nominating Committee

The nominating committee is comprised of all of the Independent Trustees. The nominating committee periodically reviews the committee structure, conducts an annual self-assessment of the Board of Trustees and makes the final selection and nomination of candidates to serve as Independent Trustees. In addition, the nominating committee makes recommendations regarding the compensation of the Fund’s Independent Trustees for approval by the Board of Trustees as there is no separate compensation committee of the Fund. The Board of Trustees nominates and selects our Interested Trustees and the officers. [ ] serves as Chair of the nominating committee. The nominating committee met [ ] times during the fiscal year ended [ ].

In reviewing a potential nominee, the nominating committee will generally apply the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgment; (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of the board of trustees and its committees; (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all Shareholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the Shareholders and to fulfill the responsibilities of an Independent Trustee. The nominating committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.

As long as an existing Independent Trustee continues to serve on the Board, in the opinion of the nominating committee, to satisfy these criteria, we anticipate that the nominating committee would favor the re-nomination of an existing Independent Trustee rather than nominate a new candidate. Consequently, while the nominating committee will consider nominees recommended by Shareholders to serve as Independent Trustee, the nominating committee may only act upon such recommendations if there is a vacancy on the Board of Trustees or a committee and it determines that the selection of a new or additional Independent Trustee is in our best interests. In the event that a vacancy arises or a change in membership is determined to be advisable, the nominating committee will, in addition to any Shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the nominating committee. The nominating committee may retain a consultant to assist it in a search for a qualified candidate. The nominating committee has adopted procedures for the selection of Independent Trustees.

The nominating committee has not adopted a formal policy with regard to the consideration of diversity in identifying trustee nominees. In determining whether to recommend a trustee nominee, the nominating committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The nominating committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending trustee nominees. The nominating committee believes that the inclusion of diversity as one of many factors considered in selecting trustee nominees is consistent with the goal of creating a Board of Trustees that best serves the Fund’s needs and the interests of the Shareholders. The nominating committee will consider any factors that it may deem are in the best interests of the Fund and the Shareholders, which may include the individual’s professional experience, education, skills and other individual qualities or attributes.

In filling Board vacancies, the nominating committee will consider nominees properly recommended by the Fund’s shareholders. Nominee recommendations should be submitted to the Fund at its mailing address stated below and should be directed to the attention of the nominating committee.

Shareholders may communicate with the Trustees as a group or individually. Any such communication should be sent to the Board of Trustees or an individual Trustee c/o The Secretary of the Fund at the following address: 600 Steamboat Road, Suite 202, Greenwich, CT 06830. The Secretary may determine not to forward any letter to Trustees that does not relate to the business of the Fund.

Risk Oversight. As a registered investment company, we are subject to a variety of risks, including investment risks, financial risks, compliance risks and operational risks. As part of its overall activities, the Board of Trustees oversees the management of our risk management structure by various departments of the Adviser and the administrator, as well as by our chief compliance officer. The responsibility to manage our risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities. The Adviser has its own, independent interest in risk management.

The Board of Trustees recognizes that it is not possible to identify all of the risks that may affect us or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board of Trustees discharges risk oversight as part of its overall activities. In addressing issues regarding our risk management between meetings, appropriate representatives of the Adviser communicate with the Chair of the Board of Trustees, the relevant committee chair or our chief compliance officer, who is directly accountable to the Board of Trustees. As appropriate, the Chair of the Board of Trustees and the committee chairs confer among themselves, with our chief compliance officer, the Adviser, other service providers and external fund counsel to identify and review risk management issues that may be placed on the Board of Trustees’ agenda and/or that of an appropriate committee for review and discussion with management.

Compliance Policies and Procedures. We have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. The chief compliance officer is responsible for administering the policies and procedures.

Biographical Information about each Trustee.

Information about our Trustees is as follows:

Name, Address(1) and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) — During Past 5 Years	Other Directorships(3)
Interested Trustees
Thomas P. Majewski(2) Age: [ ]	Trustee and Chief Executive Officer	Since inception(4)	Managing Partner of the Adviser since September 2012; Managing Partner of Eagle Point Income Management since October 2018.	Eagle Point Income Company and Eagle Point Credit Company
[ ]	[ ]	[ ]	[ ]	[ ]

Independent Trustees
[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]	[ ]

(1)	The business address of each our Trustees is c/o Eagle Point Institutional Income Fund, 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

(2)	Mr. Majewski is an interested Trustee due to his position as our Chief Executive Officer and his position with the Adviser.

(3)	Eagle Point Income Company and Eagle Point Credit Company are considered to be in the same fund complex as us and, as a result, Mr. Majewski serves as a trustee/director of three investment companies in the same complex.

(4)	Each Trustee holds an indefinite term until the Trustee’s resignation, removal, or death.

Other than as disclosed in the table above, none of our Trustees serves, nor have they served during the last five years, on the Board of Trustees of another company registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (or subject to the reporting requirements of Section 15(d) of the Exchange Act), or registered under the 1940 Act (including any other companies in a fund complex with us).

In addition to the description of each Trustees’ “Principal Occupation(s)” set forth above, the following provides further information about each Trustees’ specific experience, qualifications, attributes or skills that led to the conclusion that they should serve as a Trustee. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Although the nominating committee has general criteria that guides its choice of candidates to serve on the Board of Trustees (as discussed above under “— Committees of the Board of Trustees”), there are no specific required qualifications for membership on the Board of Trustees. The Board of Trustees believes that the different perspectives, viewpoints, professional experience, education and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. When considering potential nominees to fill vacancies on the Board of Trustees, and as part of its annual self-evaluation, the Board of Trustees reviews the mix of skills and other relevant experiences of the Trustees.

Independent Trustees

[ ].   [ ]

[ ].   [ ]

[ ].   [ ]

Interested Trustees

Thomas P. Majewski.   Mr. Majewski is the Managing Partner and founder of the Adviser, and serves as a director, Chair and Chief Executive Officer of Eagle Point Income Company and Eagle Point Credit Company. Mr. Majewski has been involved in the formation and/or monetization of many CLO transactions across multiple market cycles. Mr. Majewski led the creation of some of the earliest refinancing CLOs, introducing techniques that are now commonplace in the market. Mr. Majewski’s experience in the CLO market dates back to the 1990s. He has spent his entire career in the structured finance and credit markets. Mr. Majewski is a member of the Adviser’s Board of Managers and the Adviser’s investment committee. Mr. Majewski is also the Managing Partner of Eagle Point Income Management.

Prior to joining the Adviser in September 2012, Mr. Majewski was a Managing Director and U.S. Head of CLO Banking at RBS Securities Inc., or “RBS,” from September 2011 through September 2012, where he was responsible for all aspects of RBS’s new-issue CLO platform. Prior to joining RBS, Mr. Majewski was the U.S. country head at AMP Capital Investors (US) Ltd. and AE Capital Advisers (US) LLC where he was responsible for investing in credit, structured products and other private assets on behalf of several Australian investors. Prior to this, Mr. Majewski was a Managing Director and head of CLO banking at Merrill Lynch Pierce Fenner and Smith Inc. Mr. Majewski also has held leadership positions within the CLO groups at JPMorgan Securities Inc. and Bear, Stearns & Co. Inc. Mr. Majewski serves as a member of the board of managers and investment committee of Marble Point, and as a director of Marble Point Loan Financing Limited, an investment fund managed by Marble Point which is listed on the London Stock Exchange. Mr. Majewski has a B.S. from Binghamton University and has been a Certified Public Accountant (inactive).

Mr. Majewski also serves as chair of the board of directors of Eagle Point Income Company and Eagle Point Credit Company.

[ ]

Executive Officers

Information regarding our executive officers who are not Trustees is as follows:

Name, Address and Age(1)	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) — During Past 5 Years
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

(1)	The address for each of our officers is c/o Eagle Point Institutional Income Fund, 600 Steamboat Road, Suite 202, Greenwich, CT 06830. All of our officers are also officers or employees of the Adviser.

(2)	Each of our officers holds office until their successors are chosen and qualified, or until their earlier resignation or removal.

[ ]

[ ]

[ ]

Trustee Compensation

Our Independent Trustees received the amounts set forth in the following table from us for the fiscal year ended [ ].

Name of Trustee	Aggregate Compensation from the Fund(1)		Aggregate Compensation from the Fund Complex(2)(3)
[ ]	$–	(4)	$	[ ]	(5)
[ ]	$–	(4)	$	[ ]	(5)
[ ]	$–	(4)	$	[ ]	(5)
[ ]	$–	(4)	$	[ ]	(5)

(1)	The address for each of our officers is c/o Eagle Point Institutional Income Fund, 600 Steamboat Road, Suite 202, Greenwich, CT 06830. All of our officers are also officers or employees of the Adviser.

(2)	Each of our officers holds office until their successors are chosen and qualified, or until their earlier resignation or removal.

(3)	For the fiscal year ending [ ], as compensation for serving on our Board of Trustees, each of our Independent Trustees will receive an annual fee of $[ ]. The chair of the audit committee will receive an additional annual fee of $[ ] and the chair of the nominating committee will receive an additional annual fee of $[ ] for their additional services in these capacities, as well as reasonable out-of-pocket expenses incurred in attending such meetings. No compensation is, or is expected to be, paid by us to directors who are “interested persons” of us, as such term is defined in the 1940 Act, or our officers. We have obtained Trustees’ and officers’ liability insurance on behalf of our Trustees and officers.

(4)	The Fund had not commenced operations as of [ ], 2021. Under current compensation arrangements, it is estimated that the Trustees will receive the following compensation from the Fund for the current fiscal year: [ ] $[ ]; [ ] $[ ]; [ ] $[ ]; and [ ] $[ ].

(5)	[Reflects the amounts that was payable to each of [ ] as of December 31, 2021 in respect of EIC and ECC and paid during the year ended December 31, 2021.]

Securities Ownership of Trustees

The following table shows the dollar range of Shares beneficially owned by each Trustee in the Fund as of [], unless otherwise noted.

Name of Trustee	Dollar Range of Shares in the Fund*	Aggregate Dollar Range of Equity Securities in all Portfolios in the Fund Complex Overseen by Trustee (including the Fund)
Thomas P. Majewski	None.	Over $100,000
[ ]	None.	[ ]
[ ]	None.	[ ]
[ ]	None.	[ ]
[ ]	None.	[ ]

* As of [   ], the Fund had not commenced operations, and therefore the Trustees did not own any Shares of the Fund.

Miscellaneous

The Trust, the Adviser and the Dealer Manager have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund.

Approval of the Advisory Agreement

The Advisory Agreement will remain in effect for an initial period of two years and continue on an annual basis thereafter so long as such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days’ prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

In consideration of the management and administrative services provided by the Adviser to the Fund, the Fund pays, out of the Fund’s assets, the Adviser a management fee (the “Management Fee”) at the annual rate of [ ]% of the Fund’s total assets.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement, the Adviser is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

A discussion of the factors considered by the Fund’s Board of Trustees in approving the Advisory Agreement will be set forth in the Fund’s [semi-]annual report on Form N-CSR for the period ending [ ], which will be publicly filed with the SEC.

Dealer Manager

[ ] (the “Dealer Manager”) serves as a distributor of the Fund pursuant to a dealer manager agreement (“Dealer Manager Agreement”). The principal office of the Dealer Manager is located at [ ]. Under the Dealer Manager Agreement, the Dealer Manager, as agent of the Fund, agrees to use its best efforts as distributor of the Fund’s shares. The Dealer Manager Agreement continues in effect so long as such continuance is approved at least annually by the Fund’s Board, including a majority of those Trustees who are not parties to such Dealer Manager Agreement nor interested persons of any such party. Pursuant to the terms of the Dealer Manager Agreement, the Dealer Manager Agreement can be terminated by either party with [ ] days’ written notice.

The Dealer Manager Agreement may be novated by the Dealer Manager to a distributor controlled by, or under common control with, the Adviser (the “Eagle Point Distributor”) so long as the Eagle Point Distributor is (i) properly registered or licensed and duly authorized to sell Shares under federal and state securities laws and regulations in all states where it offers or sells Shares, and (ii) a member in good standing of FINRA. The Dealer Manager shall novate the Dealer Manager Agreement to the Eagle Point  Distributor upon written instructions from the Fund to do so.

Other Accounts Managed by the Portfolio Managers

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive additional performance-based fees on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or additional performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following table shows information regarding accounts (other than the Fund) managed by each named portfolio manager as of [ ], 2021:

Thomas P. Majewski	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to A Performance- Based Advisory Fee	Total Assets in Accounts Subject to A Performance- Based Advisory Fee ($ million)
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Daniel W. Ko	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to A Performance- Based Advisory Fee	Total Assets in Accounts Subject to A Performance- Based Advisory Fee ($ million)
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Daniel M. Spinner	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts Subject to A Performance- Based Advisory Fee	Total Assets in Accounts Subject to A Performance- Based Advisory Fee ($ million)
Registered Investment Companies	[ ]	[ ]	[ ]	[ ]
Other Pooled Investment Vehicles	[ ]	[ ]	[ ]	[ ]
Other Accounts	[ ]	[ ]	[ ]	[ ]

Securities Ownership of Portfolio Managers

The Fund was not in operation as of [ ], 2021. Consequently, the portfolio managers owned no securities issued by the Fund as of that date.

Compensation of Portfolio Managers

The investment professionals are paid out of the total revenues of the Adviser and certain of its affiliates, including the advisory fees earned with respect to providing advisory services to us. Professional compensation at the Adviser is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser and such affiliates manage and from their longevity with the Adviser. Each member of the Senior Investment Team has indirect equity ownership interests in the Adviser and related long-term incentives. Members of the Senior Investment Team also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by the Adviser’s Board of Managers, and is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by our long-term performance and the value of our assets as well as the portfolios managed for the Adviser’s and such affiliates’ other clients.

Adviser’s Board of Managers

The Adviser is ultimately governed through intermediary holding companies by the Adviser’s Board of Managers, which governs and oversees the overall activities of the Adviser. The Adviser’s Board of Managers is comprised of Mr. Majewski, Mr. James Carey, Mr. Graham Goldsmith and Mr. Matthews. The Adviser’s Board of Managers is also responsible for governance and oversight of certain affiliates of the Adviser, including Eagle Point Income Management. Mr. Majewski’s and Mr. Matthews’s biographical information is included above under “— Interested Trustees.” Biographical information regarding each other member of the Adviser’s Board of Managers is summarized below:

James D. Carey.   Mr. Carey is a Senior Principal of Stone Point and a member of the investment committees of the Trident V Funds. Mr. Carey is also a member of the Adviser’s Board of Managers and Eagle Point Income Management’s investment committee. Mr. Carey joined Stone Point in 1997 from Merrill Lynch & Co. Prior to joining Merrill Lynch & Co., Mr. Carey was a corporate attorney with Kelley Drye & Warren LLP. Mr. Carey is a director of a number of portfolio companies of the Trident V Funds managed by Stone Point, including Alliant Insurance Services, Inc., the holding company of Amherst Pierpont Securities LLC, Enstar Group Limited, Privilege Underwriters, Inc., HireRight and Sedgwick Claims Management Services, Inc.

Mr. Carey holds a B.S. from Boston College, a J.D. from Boston College Law School and an M.B.A. from the Duke University Fuqua School of Business.

Graham C. Goldsmith.   Mr. Goldsmith is the Chief Executive Officer and the co-Chief Investment Officer of Cross Ocean Partners, an investment management firm based in London, England and Greenwich, Connecticut that is focused on special situations credit investing. Before joining Cross Ocean Partners in 2015, Mr. Goldsmith was a Managing Director and the Global Head of the Global Credit & Special Situations Group at BAML, where he worked for over 20 years. At BAML, Mr. Goldsmith was globally responsible for all secondary trading in credit products including distressed debt, leveraged loans, high yield bonds, investment grade debt, structured credit and CLO credit. Additionally, Mr. Goldsmith oversaw the acquisition, origination and portfolio management of various leasing, finance, investment and loan portfolios at BAML. Mr. Goldsmith served on BAML’s fixed income management committee. He also led BAML’s global regulatory reform and global recruiting teams for Global Banking and Markets.

Mr. Goldsmith holds a B.A. in Economics from Middlebury College and an M.B.A. from the Fuqua School of Business at Duke University.

Investment Advisory Agreement

Services.   Subject to the overall supervision of our Board of Trustees, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, us. Under the terms of our Investment Advisory Agreement, the Adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective investments);

•	executes, closes, services and monitors the investments we make;

•	determines the securities and other assets that we purchase, retain or sell; and

•	provides us with such other investment advisory, research and related services as we may from time to time reasonably require for the investment of our funds.

The Adviser’s services under the Investment Advisory Agreement are not exclusive, and both it and its members, officers and employees are free to furnish similar services to other persons and entities so long as its services to us are not impaired.

The Investment Advisory Agreement was approved by the Board of Trustees in [ ], 2021. A discussion regarding the basis for the Board of Trustees’ previous approval of the Investment Advisory Agreement will be included in our [semi-]annual report for the period ended [ ].

Duration and Termination.   Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for an initial period of two years and continue on an annual basis thereafter if approved annually by our Board of Trustees or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our Trustees who are not “interested persons” of any party to such agreement, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by our Board of Trustees or the affirmative vote of a majority of our outstanding voting securities without penalty upon not less than 60 days’ written notice to the Adviser and by the Adviser upon not less than 90 days’ written notice to us.

Indemnification.   The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as our investment adviser.

Management Fee and Incentive Fee

We pay the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee.

Base management fee. Our Management Fee is calculated and payable quarterly in arrears at an annual rate equal to [ ]% of our total assets.

Incentive fee.  The incentive fee is calculated and payable quarterly in arrears and equals [ ]% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” of [ ]% of our NAV ([ ]% annualized) and a “catch up” feature (the “Incentive Fee”). For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from an investment) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to Eagle Point Administration, and any interest expense and/or dividends paid on any issued and outstanding debt or preferred stock, but excluding the incentive fee). No incentive fee is payable to the Adviser on capital gains, whether realized or unrealized. In addition, the amount of the Incentive Fee is not affected by any realized or unrealized losses that we may suffer. See “Management — Management Fee and Incentive Fee” in the prospectus.

Since the Fund is newly organized, no management fees or incentive fees have been paid to the Adviser.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and our Independent Trustees, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Eagle Point Credit Management.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of our investment strategy, we do not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by us. It is our general policy to exercise our voting or consent authority in a manner that serves the interests of the Fund’s Shareholders. We may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships we maintain with persons having an interest in the outcome of certain votes. If at any time we become aware of a material conflict of interest relating to a particular proxy proposal, our chief compliance officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of the Fund’s Shareholders.

Proxy Voting Records

Information regarding how we voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge: (1) upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how we voted proxies by making a written request for proxy voting information to: [Eagle Point Credit Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830.]

Privacy Policy

We are committed to protecting your privacy. This privacy notice explains our privacy policies and those of our affiliated companies. The terms of this notice apply to both current and former Shareholders. We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that are reasonably designed to comply with federal standards. We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Adviser, the administrator and their affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. Our goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase shares of our common stock and in the course of providing you with products and services, we and certain of our service providers, such as a distributor or transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you. We may disclose your personal information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to us. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

Third-Parties

To assist in its responsibility for voting proxies, the Adviser may from time to time retain experts in the proxy voting and corporate governance area as proxy research providers (“Research Providers”). The services provided to the Adviser by the Research Providers would include in depth research, global issuer analysis, and voting recommendations. While the Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow any such recommendations. In addition to research, the Research Providers could provide vote execution, reporting and recordkeeping. The Board would carefully monitor and supervise the services provided by any Research Providers.

BROKERAGE ALLOCATION AND FEES

Since we expect to acquire and dispose of most of our investments in privately negotiated transactions or in the over-the-counter markets, we generally do not expect to pay a stated brokerage commission. However, to the extent a broker-dealer is involved in a transaction, the price paid or received by us may reflect a mark-up or mark-down. Subject to policies established by our Board of Trustees, the Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. The Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, the Adviser may select a broker based upon brokerage or research services provided. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

Since the Fund is newly-organized and has not yet commenced operations, it has not yet paid brokerage commissions.

ADMINISTRATOR

The Administrator and the Administration Agreement

The Board of Trustees has appointed [Eagle Point Administration LLC] as our administrator (the “Administrator”). [Eagle Point Administration LLC] has its principal office at [ ]. We have entered into the Administration Agreement, pursuant to which the Administrator furnishes us with office facilities, equipment and clerical, bookkeeping and record-keeping services at such facilities. Under the Administration Agreement, the Administrator performs, or arranges for the performance of, our required administrative services, which include being responsible for the financial records which we are required to maintain and preparing reports to our Shareholders. In addition, the Administrator provides us with accounting services; assists us in determining and publishing our NAV; oversees the preparation and filing of our tax returns; monitors our compliance with tax laws and regulations; and prepares, and assists us with any audits by an independent public accounting firm of, our financial statements. The Administrator is also responsible for the printing and dissemination of reports to our Shareholders and the maintenance of our website; provides support for our investor relations; generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others; and provides such other administrative services as we may from time to time designate. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and chief compliance officer and our allocable portion of the compensation of any administrative support staff. Our allocable portion of such total compensation is based on an allocation of the time spent on us relative to other matters. To the extent the Administrator outsources any of its functions, we pay the fees on a direct basis, without profit to the Administrator. The Administrator has the ability to delegate responsibilities to sub-administrators. Certain accounting and other services have been delegated by the Administrator to [ ], or “[ ],” for which the fee is calculated based on our net assets (subject to a monthly minimum). The Administration Agreement may be terminated by us without penalty upon not less than 60 days’ written notice to the Administrator and by the Administrator upon not less than 90 days’ written notice to us. The Administration Agreement will remain in effect if approved by the Board of Trustees, including by a majority of our Independent Trustees, on an annual basis.

When considering the approval of the Administration Agreement, the Board of Trustees considers, among other factors, (i) the reasonableness of the compensation paid by us to the Administrator and any third-party service providers in light of the services provided, the quality of such services, any cost savings to us as a result of the arrangements and any conflicts of interest, (ii) the methodology employed by the Administrator in determining how certain expenses are allocated to the Fund, (iii) the breadth, depth and quality of such administrative services provided, (iv) certain comparative information on expenses borne by other companies for somewhat similar services known to be available and (v) the possibility of obtaining such services from a third party. The Administration Agreement was approved by the Board of Trustees in [ ] 2021.

Limitation on Liability and Indemnification

The Administration Agreement provides that the Administrator and its officers, directors, employees agents, control persons and affiliates are not liable to us or any of our Shareholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) or losses sustained by us or our Shareholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Administration Agreement. The Administration Agreement also provides for indemnification by us of the Administrator’s members, directors, officers, employees, agents, control persons and affiliates for liabilities incurred by them in connection with their services to us, subject to the same limitations and to certain conditions.

CUSTODIAN AND TRANSFER AGENT

Our portfolio securities are held pursuant to a custodian agreement between us and [ ]. The principal business address of [ ] is [ ].

[ ] serves as our transfer agent, registrar, dividend disbursement agent and stockholder servicing agent, as well as agent for our DRIP. The principal business address of [ ] is [ ].

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ], an independent registered public accounting firm located at [ ], provides audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

DEALER MANAGER

[ ] acts as a distributor of the Fund’s Shares on a best efforts basis. The Dealer Manager’s principal business address is [ ].

LEGAL COUNSEL

Certain legal matters in connection with the securities offered by this prospectus will be passed upon for us by Dechert LLP, Boston, Massachusetts. Dechert LLP also represents the Adviser.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of [ ], 2021, and based on statements publicly filed with the SEC, no persons owned of record or beneficially 5% or more of the outstanding Shares of the Fund, except as noted below.

Under the 1940 Act, a control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. [To the knowledge of the Fund and except as noted below, as of [●], 2021, no persons were deemed to control the Fund].

[Eagle Point Credit Management LLC ] has provided an initial investment in the Fund. For so long as [Eagle Point Credit Management LLC ] has a greater than 25% interest in the Fund, [Eagle Point Credit Management LLC ] may be deemed be a “control person” of the Fund for purposes of the 1940 Act.

REPORTS TO SHAREHOLDERS

The Fund will furnish to its Shareholders as soon as practicable after the end of each taxable year such information as is necessary for such Shareholders to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will prepare and transmit to its Shareholders, a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Adviser regarding the Fund’s operations during such period also will be sent to the Fund’s Shareholders.

FISCAL YEAR

For accounting purposes, the fiscal year of the Fund is the 12-month period ending on [ ]. The 12-month period ending [ ] of each year will be the taxable year of the Fund unless otherwise determined by the Fund.

FINANCIAL STATEMENTS

[TO COME BY PRE-EFFECTIVE AMENDMENT]

PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

Financial Statements

Part A: To be filed by amendment.

Part B: To be filed by amendment.

Exhibits

(a)(1)	Certificate of Trust dated October 22, 2021 (filed herewith).

(a)(2)	Amendment to Certificate of Trust dated October 22, 2021 (filed herewith).

(a)(3)	Declaration of Trust dated October 22, 2021 (filed herewith).

(b)	By-laws dated December [ ], 2021 (to be filed by amendment).

(c)	Not applicable.

(d)	Not applicable.

(e)	Distribution Reinvestment Plan (to be filed by amendment).

(f)	Not applicable.

(g)	Form of Investment Management Agreement between the Registrant and Eagle Point Credit Management LLC (to be filed by amendment).

(h)(1)	Form of Dealer Manager Agreement (to be filed by amendment).

(i)	Not applicable.

(j)(1)	Custody Agreement (to be filed by amendment).

(j)(2)	Custody Services Addendum to Custody Agreement (to be filed by amendment).

(k)(1)	Form of Transfer Agency and Service Agreement (to be filed by amendment).

(k)(2)	Fund Administration and Accounting Agreement (to be filed by amendment).

(k)(3)	Addendum to Fund Administration and Accounting Agreement (to be filed by amendment).

(k)(4)	Expense Limitation Agreement (to be filed by amendment).

(l)	Opinion and Consent of Counsel (to be filed by amendment).

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm (to be filed by amendment).

(o)	Not applicable.

(p)	Form of Investor Application (to be filed by amendment).

(q)	Not applicable.

(r)(1)	Code of Ethics of Registrant (to be filed by amendment).

(r)(2)	Code of Ethics of Eagle Point Credit Management LLC (to be filed by amendment).

(s)	Not applicable.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in the prospectus that forms a part of this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

All figures are estimates:

Non-Cash/Training and Education	$	[●]
SEC registration fee	$	[●]
FINRA filing fee	$	[●]
Legal	$	[●]
Printing	$	[●]
Accounting	$	[●]
Other	$	[●]
Advertising and Sales	$	[●]
Literature	$	[●]
Due Diligence	$	[●]
Transfer Agent and Escrow Agent	$	[●]
Formation Services Fees	$	[●]
Total Fees	$	[●]

Item 28. Persons Controlled by or Under Common Control with Registrant

To be provided by amendment.

Item 29. Number of Holders of Securities

Set forth below is the number of record holders as of [ ] of the securities of the Fund.

Title of Class	Number of Record Holders
Shares of Beneficial Interest	[ ]

Item 30. Indemnification

Sections 7 and 8 of the Declaration of Trust of Eagle Point Institutional Income Fund, a Delaware statutory trust, provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations. The Declaration of Trust is incorporated by reference to Exhibit (a)(2).

[The Investment Management Agreement provides that the Adviser will not be liable for or any error of judgment or mistake of law or for any loss suffered by the Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or from reckless disregard by the Investment Adviser of its obligations or duties under the Investment Management Agreement. The Investment Management Agreement will be incorporated by reference as Exhibit (g) to the Registrant’s Registration Statement.]

[The Dealer Manager Agreement between the Registrant and [ ] provides that the Registrant will indemnify [ ] against certain liabilities. The Dealer Manager Agreement will be incorporated by reference as Exhibit (h)(1) to the Registrant’s Registration Statement.]

The Registrant has entered into indemnification agreements with its officers and trustees. The indemnification agreements are intended to provide the Registrant’s officers and trustees the maximum indemnification permitted under Delaware law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the trustee who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-77721), under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Eagle Point Institutional Income Fund, 600 Steamboat Road, Suite 202, Greenwich, CT 06830;
(2)	the Transfer Agent, [ ], [ ], [ ];
(3)	the Custodian, [ ], [ ], [ ]; and
(4)	the Adviser, Eagle Point Credit Management LLC, 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

(1)	Registrant undertakes to suspend the offering of its Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)	Not applicable.

(3)	Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act to any purchaser:

(1) not applicable;

(2) if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)	Not Applicable.

(5)	Not Applicable.

(6)	Not Applicable.

(7)	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Greenwich, in the State of Connecticut, on the 1st day of December, 2021.

Eagle Point Institutional Income Fund

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Sole Trustee

EXHIBIT INDEX

(a)(1)	Certificate of Trust dated October 22, 2021

(a)(2)	Amendment to Certificate of Trust dated October 22, 2021

(a)(3)	Declaration of Trust dated October 22, 2021